Filed Pursuant to Rule 497(c)
                                                  File No. 333-79377

PROSPECTUS SUPPLEMENT
(To Prospectus dated July 9, 1999)

                                     {LOGO]

                                5,000,000 Shares

                                  Common Stock

     American Capital Strategies, Ltd. is offering 5,000,000 shares of its common stock (the 'Common Stock'). Our Common Stock is traded on the Nasdaq National Market under the symbol 'ACAS.' The last reported sale price of our Common Stock on the Nasdaq National Market on August 5, 1999 was $17.63 per share.

                         ------------------------------
                 Investing in our Common Stock involves risks.
           See 'Risk Factors' beginning on page 7 of the Prospectus.
                         ------------------------------

                                                                                          Per Share       Total
                                                                                          ---------    -----------
Public Offering Price..................................................................    $ 17.00     $85,000,000
Underwriting Discounts and Commissions.................................................    $  0.98     $ 4,900,000
Proceeds to American Capital Strategies................................................    $ 16.02     $80,100,000

     The Securities and Exchange Commission and state securities regulators have not approved or disapproved these securities, or determined if this Prospectus Supplement and the Prospectus to which it relates are truthful or complete. Any representation to the contrary is a criminal offense.

     We have granted the underwriters a 30-day option to purchase up to an additional 750,000 shares of Common Stock to cover over-allotments.

                         ------------------------------
                         BancBoston Robertson Stephens

Legg Mason Wood Walker                                U.S. Bancorp Piper Jaffray
                  Incorporated

Ferris, Baker Watts                                     Friedman Billings Ramsey
           Incorporated

J.J.B. Hilliard, W.L. Lyons, Inc.
Scott & Stringfellow, Inc.



            The date of this Prospectus Supplement is August 5, 1999

     You should rely only on the information contained in this Prospectus Supplement and the Prospectus. We have not authorized anyone to provide you with information different from that contained in this Prospectus Supplement and the Prospectus. We are offering to sell, and seeking offers to buy, ordinary shares only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this Prospectus Supplement or the Prospectus is accurate as of any date other than the date on the front of this Prospectus Supplement and the Prospectus.

                            ------------------------

                               TABLE OF CONTENTS
                             PROSPECTUS SUPPLEMENT

                                                                                                            Page
                                                                                                            -----
The Company..............................................................................................     S-4
Fees and Expenses........................................................................................     S-5
Use of Proceeds..........................................................................................     S-6
Capitalization...........................................................................................     S-7
Underwriting.............................................................................................     S-8
Taxation.................................................................................................    S-10
Legal Matters............................................................................................    S-12
Experts..................................................................................................    S-12
Additional Information...................................................................................    S-13


                                            ------------------------

                                                   PROSPECTUS

Prospectus Summary.......................................................................................       1
Risk Factors.............................................................................................       7
Use of Proceeds..........................................................................................      15
Price Range of Common Stock and Distributions............................................................      16
Selected Financial Data..................................................................................      17
Management's Discussion and Analysis of Financial Condition and Results of Operations....................      18
Business.................................................................................................      27
Portfolio Companies......................................................................................      34
Determination of Net Asset Value.........................................................................      39
Management...............................................................................................      40
Dividend Reinvestment Plan...............................................................................      46
Description of the Securities............................................................................      47
Certain Provisions of the Second Amended and Restated Certificate of Incorporation, as Amended,
  and the Second Amended and Restated Bylaws.............................................................      49
Regulation...............................................................................................      51
Share Repurchases........................................................................................      52
Plan of Distribution.....................................................................................      52
Safekeeping, Transfer and Dividend Paying Agent and Registrar............................................      53
Legal Matters............................................................................................      53
Experts..................................................................................................      53
Table of Contents of Statement of Additional Information.................................................      54
Index to Financial Statements............................................................................     F-1

                            ------------------------

                                  THE COMPANY

     We are a buyout and specialty finance company. We are principally engaged in buying senior and subordinated debt from, and making equity investments in, middle market companies. These companies are in a variety of industries and in diverse geographic locations, primarily in the United States. We also provide financial advisory services to businesses through ACS Capital Investments Corporation, our wholly-owned subsidiary. We are a non-diversified, closed end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. We also qualify to be taxed as a regulated investment company as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended. During the period from August 1997 through March 31, 1999, we invested $197 million in debt and equity securities of middle market companies. Prior to August 1997, we advised companies in connection with their obtaining financing from third parties and arranged 29 financing transactions aggregating over $400 million and invested in the equity securities of eight of those companies.

                               FEES AND EXPENSES

     The following table will assist you in understanding the various costs and expenses that an investor in our Common Stock will bear directly or indirectly.

Stockholder Transaction Expenses
  Sales load (as a percentage of offering price).........................................................    5.75%
  Dividend reinvestment plan fees(1).....................................................................       --
Annual Expenses (as a percentage of net assets attributable to Common Stock)(2)
  Management fees........................................................................................       --
  Interest payments on borrowed funds(3).................................................................    0.04%
  Other expenses(4)......................................................................................    1.08%
                                                                                                            ------
     Total annual expenses (estimated)(5)................................................................    1.12%

------------------
(1) The expenses of the reinvestment plan are included in stock record expenses, a component of 'Total Operating Expenses.' We have no cash purchase plan. The participants in the reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See 'Dividend Reinvestment Plan.'

(2) Net assets attributable to common shares equal net assets (i.e., total assets less total liabilities) at December 31, 1998.

(3) The interest payments on borrowed funds percentage is based on interest payments for the year ended December 31, 1998 divided by net assets attributable to our common shares. We had outstanding borrowings of $105.9 million at December 31, 1998. See 'Risk Factors--We may incur debt which could increase our investment risks.'

(4) Other expenses are based on amounts for the year ended December 31, 1998 and represent all expenses of the Company (except fees and expenses reported in other items of this table) that are deducted from the Company's assets and will be reflected as expenses in the Company's statement of operations.

(5) Total annual expenses as a percentage is based on amounts for the year ended December 31, 1998. Total annual expenses as a percentage of net assets attributable to common shares are higher than the total annual expenses percentage would be for a company that is not leveraged. The Company borrows money to leverage its net assets and increase its total assets. The total annual expenses percentage is required by the Commission to be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the total annual expenses percentage were calculated instead as a percentage of total assets, total annual expenses for the Company would be 0.63% of total assets.

     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Common Stock. These amounts are based upon payment by an investor of an assumed 7% sales load and payment by us of operating expenses at the levels set forth in the table above which, as indicated above, does not include leverage or related expenses.

                                                                              1 Year    3 Years    5 Years    10 Years
                                                                              ------    -------    -------    --------
You would pay the following expenses on a $1,000 investment, assuming a 5%
  annual return............................................................    $ 81      $ 104      $ 130       $207

     This example should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Reinvestment Plan may receive shares purchased by the Reinvestment Plan Administrator at the market price in effect at the time, which may be at, above or below net asset value. See 'Dividend Reinvestment Plan.'

                                USE OF PROCEEDS

     The net proceeds from the sale of the Common Stock, after deducting estimated expenses, are approximately $80 million ($92 million if the over-allotment option is exercised). We intend to use the net proceeds from this offering for general corporate purposes, which may include investment in middle market privately-owned companies in accordance with our investment objectives, repayment of indebtedness outstanding from time to time, acquisitions and other general corporate purposes.

     We anticipate that substantially all of the net proceeds from the sale of Common Stock will be utilized in the manner described above within six months, and in any event within two years. Pending such utilization, we intend to invest the net proceeds in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency thereof and high quality debt securities maturing in one year or less from the time of investment.

                                 CAPITALIZATION
                                 (In thousands)

     The following table sets forth (a) the actual capitalization of our Company at March 31, 1999, and (b) the capitalization of our Company at March 31, 1999, as adjusted to reflect the effects of the sale of the Common Stock offered hereby by us, and the application of the net proceeds as set forth under 'Use of Proceeds.'

                                                                                              March 31, 1999
                                                                                       -----------------------------
                                                                                        Actual     As Adjusted(1)(4)
                                                                                       --------    -----------------
Borrowings:
  Revolving credit facility.........................................................   $ 30,000        $     --
  Notes payable.....................................................................     77,091          27,479
                                                                                       --------        --------
     Total borrowings...............................................................    107,091          27,479
Shareholders' equity:
  Preferred stock, $0.01 par value, 5,000 shares authorized and no shares issued and
     outstanding....................................................................         --              --
  Common Stock, $.01 par value, 70,000 shares authorized; 11,122 issued and
     outstanding (16,122 issued as outstanding as adjusted)(2)(3)...................        111             161
  Capital in excess of par value....................................................    145,879         225,442
  Notes receivable from sale of Common Stock........................................       (580)           (580)
  Undistributed net realized earnings...............................................        372             372
  Unrealized appreciation of investments............................................      9,764           9,764
                                                                                       --------        --------
     Total shareholders' equity.....................................................    155,546         235,159
                                                                                       --------        --------
Total Capitalization................................................................   $262,637        $262,637
                                                                                       ========        ========

------------------
(1) Reflects the offering price of $17.00.

(2) Excludes an aggregate of 1,638 shares issuable pursuant to stock options outstanding at March 31, 1999 that vest over varying periods of time.

(3) Reflects the increase in the authorized shares of Common Stock approved by the stockholders on May 6, 1999.

(4) Does not include the underwriters' overallotment of 750 shares.

                                  UNDERWRITING

     The underwriters named below (the 'Underwriters'), acting through their representative, BancBoston Robertson Stephens Inc., have severally and not jointly agreed with us, subject to the terms and conditions set forth in the underwriting agreement (the 'Underwriting Agreement'), to purchase from us the number of shares of Common Stock set forth opposite their names below. The Underwriters are committed to purchase and pay for all such shares if any are purchased.

                                                                    Number
    Underwriter                                                    of Shares
    -----------                                                    ---------
    BancBoston Robertson Stephens Inc...........................   1,805,000
    Legg Mason Wood Walker, Incorporated........................     807,500
    U.S. Bancorp Piper Jaffray Inc..............................     807,500
    Ferris, Baker Watts, Incorporated...........................     332,500
    Friedman, Billings, Ramsey & Co., Inc.......................     332,500
    J.J.B. Hilliard, W.L. Lyons, Inc............................     332,500
    Scott & Stringfellow, Inc...................................     332,500
    Salomon Smith Barney Inc....................................     100,000
    Fahnestock & Co. Inc........................................      75,000
    First Union Capital Markets Corp............................      75,000
      Total.....................................................   5,000,000

     The Underwriters' representative has advised us that the Underwriters propose to offer the shares of Common Stock to the public at the public offering price set forth on the cover page of this Prospectus Supplement and to certain dealers at such price less a concession of not more than $0.59 per share, of which $0.10 may be reallowed to other dealers. After the completion of this offering, the public offering price, concession and reallowance to dealers may be reduced by the Underwriters' representative. No such reduction shall change the amount of proceeds to be received by us as set forth on the cover page of this Prospectus Supplement.

     Over-allotment Option. We have granted to the Underwriters an option, exercisable during the 30-day period after the date of this Prospectus Supplement, to purchase up to 750,000 additional shares of Common Stock at the same price per share as we will receive for the 5,000,000 shares that the Underwriters may purchase. To the extent that the Underwriters exercise such option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase approximately the same percentage of such additional shares that the number of shares of Common Stock to be purchased by it shown in the above table represents as a percentage of the 5,000,000 shares offered hereby. If purchased, such additional shares will be sold by the Underwriters on the same terms as those on which the 5,000,000 shares are being sold.

     Indemnity. We have agreed to indemnify the Underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933 and liabilities arising from breaches of representations and warranties contained in the Underwriting Agreement, or to contribute to payments that the Underwriters may be required to make in respect thereof.

     Lock-up Agreements. Our directors and executive officers have agreed with the Underwriters' representative that, for a period of 90 days after the date of this Prospectus Supplement, they will not offer to sell, contract to sell or otherwise sell, dispose of, loan, pledge or grant any option to purchase any shares of Common Stock or any securities convertible into, or exchangeable for, or any rights to purchase or acquire, shares of Common Stock, now owned or hereafter acquired directly by such holders or with respect to which they have the power of disposition, without the prior written consent of BancBoston Robertson Stephens Inc., which may, in its sole discretion and at any time or from time to time, without notice, release all or any portion of the shares subject to the lock-up agreements.

     Future Sales. We have agreed that, for a period of 90 days after the date of this Prospectus Supplement, we will not, without the prior written consent of BancBoston Robertson Stephens Inc., issue, sell, contract to sell or otherwise dispose of any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exercisable for or exchangeable for shares of Common Stock other than our sale of shares in this offering, the issuance of Common Stock upon the exercise of outstanding options and our grant of options to purchase shares of Common Stock under existing stock option or stock purchase plans.

     The Underwriters do not intend to confirm sales to accounts over which they exercise discretionary authority.

     Stabilization. The Underwriters' representative has advised us that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, syndicate covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Stock at a level above that which might otherwise prevail in the open market. A 'stabilizing bid' is a bid for or the purchase of the Common Stock on behalf of the Underwriters for the purpose of fixing or maintaining the price of the Common Stock. A 'syndicate covering transaction' is the bid for or the purchase of the Common Stock on behalf of the Underwriters to reduce a short position incurred by the Underwriters in connection with this offering. A 'penalty bid' is an arrangement permitting the Underwriters' representative to reclaim the selling concession otherwise accruing to an Underwriter or syndicate member in connection with the offering if the Common Stock originally sold by such Underwriter or syndicate member is purchased by the Underwriters' representative in a syndicate covering transaction and has therefore not been effectively placed by such Underwriter or syndicate member. The Underwriters' representative has advised us that such transactions may be effected on the Nasdaq National Market or otherwise and, if commenced, may be discontinued at any time.

     Passive Market Making. In connection with this offering, certain Underwriters and selling group members (if any) who are qualified market makers on the Nasdaq National Market may engage in passive market making transactions in the Common Stock on the Nasdaq National Market in accordance with Rule 103 of the Regulation M, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the Common Stock. Passive market makers must comply with applicable volume and price limitations and must be identified as such. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker's bid, however, such bid must then be lowered when certain purchase limits are exceeded.

     The shares of our Common Stock are being offered by the Underwriters, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of certain legal matters by counsel for the Underwriters and certain other conditions. The Underwriters reserve the right to withdraw, cancel or modify such offer and to reject orders in whole or in part.

     Certain of the Underwriters or their affiliates from time to time have provided investment banking and financial advisory services to us and our affiliates, and may in the future provide investment banking and financial advisory services to us and our affiliates.

     It is possible that more than 10% of the proceeds from the sale of the Common Stock, not including underwriting compensation, will be paid to certain affiliates of First Union Capital Markets, one of the Underwriters, in connection with the repayment of debt owed under a Loan Funding and Servicing Agreement, dated as of March 31, 1999, as amended, by and among the Company, ACS Funding Trust I and certain other parties, including certain affiliates of First Union Capital Markets. Accordingly, the offering is being conducted pursuant to Rule 2710(c)(8) of the National Association of Securities Dealers, Inc.

                                    TAXATION

     The following discussion is a general summary of the material federal income tax considerations applicable to us and to an investment in the Common Stock and does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code of 1986, as amended (the 'Code'), Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change. Prospective stockholders should consult their own tax advisors with respect to tax considerations which pertain to their purchase of Common Stock. This summary assumes that the investors in our business hold Common Stock as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of the Common Stock in light of their particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including foreign taxpayers, dealers in securities, financial institutions, qualified plans and individual retirement accounts. This summary does not discuss any aspects of foreign, state or local tax laws. Unless otherwise stated, this summary deals only with stockholders who are United States persons. A United States person generally is a:

     o citizen or resident of the United States;

     o a corporation or partnership created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

     o an estate whose income is subject to United States federal income tax regardless of its source; or

     o a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust.

Taxation as a RIC

     We have operated since October 1, 1997 so as to qualify to be taxed as a 'regulated investment company' ('RIC') within the meaning of Section 851 of the Code. If we qualify as a RIC and annually distribute to our stockholders in a timely manner at least 90% of our 'investment company taxable income,' as defined in the Code, we will not be subject to federal income tax on the portion of our taxable income and capital gains we distribute to stockholders. 'Investment company taxable income' generally means our taxable income, including net short-term capital gains but excluding net long-term capital gains. In addition, we will be liable for a nondeductible federal excise tax of 4% on our undistributed income unless for each calendar year we distribute (including through 'deemed distributions' as described below) an amount equal to or greater than the sum of (a) 98% of our 'ordinary income' (generally, our taxable income excluding net short-term and long-term capital gains), (b) 98% of our 'capital gain net income' (including both net short-term and long-term capital gains) realized for the 12-month period ending October 31 of such calendar year, and (c) any shortfall in distributing all ordinary income and capital gain net income for the prior calendar year. We generally will endeavor to make distributions and have deemed distributions such that we will not incur the federal excise tax on our earnings.

     Our income for tax purposes, which determines the required distributions, may differ from our income as measured for other purposes. If we invest in certain options, futures, and forward contracts, we may be required to recognize unrealized gains and losses on those contracts at the end of our taxable year. In such event, 60% of any net gain or loss will generally be treated as long-term capital gain or loss and the remaining 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the fact that we may not eventually experience such gain or loss. If we engage in certain hedging transactions, the results may be treated as a deemed sale of appreciated property which may accelerate the gain on the hedged transaction.

     If we acquire or are deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, we will be required to include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether we receive cash representing such income in the same taxable year and to make distributions accordingly.

     In order to qualify as a RIC for federal income tax purposes, we must, among other things: (a) continue to qualify as a business development company ('BDC') under the Investment Company Act of 1940, as amended ('1940 Act'); (b) derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities; and (c) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consist of cash, cash items, government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of our assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of our assets (including those owned by CIC) are invested in securities of one issuer (other than U.S. government securities or securities of other RICs), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses.

     If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in such year on all of our taxable income, regardless of whether we make any distribution to our stockholders. In addition, in that case, all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits). In contrast, as is explained below, if we qualify as a RIC, a portion of our distributions may be characterized as long-term capital gain in the hands of stockholders.

     We received a ruling from the IRS clarifying the tax consequences of our conversion to a RIC, especially with regard to the treatment of unrealized gain inherent in our assets (approximately $6.3 million) upon our conversion to RIC status ('built-in gain'). Under the terms of the ruling and applicable law, if we realize or are treated as realizing any of the built-in gain before October 1, 2007, we generally will be liable for corporate level federal income tax on the gain, which could not be avoided by our payment of dividends.

     Our wholly-owned subsidiary, CIC, is an ordinary corporation that is subject to corporate level federal income tax. We also own all of the equity interests issued by ACS Funding Trust I, a business trust that is disregarded as a separate entity for tax purposes.

Taxation of Stockholders

     Our distributions generally are taxable to you as ordinary income or capital gains. Our stockholders receive notification from us at the end of the year as to the amount and nature of the income or gains distributed to them for that year. The distributions from us to a particular stockholder may be subject to the alternative minimum tax under the provisions of the Code.

     Our distributions of ordinary income and net short-term capital gain generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, that we designate as capital gain dividends generally will be taxable to you as a long-term capital gain, regardless of the length of time you have held the shares. All distributions are taxable, whether invested in additional shares or received in cash.

     If we retain any net long-term capital gains, we will designate them as 'deemed distributions' and pay tax on them for the benefit of our stockholders. Stockholders would then report their share of the retained capital gains on their tax returns as if it had been received, and report a credit for the tax paid thereon by us. Stockholders add the amount of the deemed distribution, net of such tax, to the stockholder's basis in his shares. Since we expect to pay tax on capital gains at the regular corporate tax rate and the maximum rate payable by individuals on such gains is substantially lower, the amount of the credit that individual stockholders may report will exceed the amount of tax that they would be required to pay on the capital gains, allowing recovery of the difference in the tax otherwise owed by, or refunds due to, such shareholders.

     In general, any gain or loss realized upon a taxable disposition of our shares, or upon receipt of a liquidating distribution, will be treated as capital gain or loss. If you realize a gain, it will be subject to taxation at various tax rates depending on the length of time you have held such shares and other factors. The gain or loss will be short-term capital gain or loss if you have held the shares for one year or less. If you receive a capital gain dividend ( or deemed distributions) with respect to such shares, any loss you realize upon a taxable disposition of shares you held for six months or less will be treated as a long-term capital loss, to the extent of such capital gain dividends (or deemed distributions). Capital losses can be deducted by corporations only in the extent of capital gains. Individuals can deduct capital losses to the extent of capital gains, and then up to $3,000 of other income annually. All or a portion of any loss you realize upon a taxable disposition of our shares may be disallowed if you purchase other shares of ours are purchased (under a Dividend Reinvestment Plan or otherwise) within 30 days before or after the disposition.

     If you are not a 'United States person' (a 'Non-U.S. stockholder') you will generally be subject to a withholding tax of 30% (or lower applicable treaty rate) on dividends from us (other than capital gain dividends) that are not 'effectively connected' with your United States trade or business. Accordingly, investment in our business is likely to be appropriate for a Non-U.S. stockholder only if you can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax. Non-effectively connected capital gain dividends and gains realized from the sale of the Common Stock will not be subject to United States federal income tax in the case of (a) a Non-U.S. stockholder that is a corporation, and (b) a Non-U.S. stockholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). Prospective foreign investors should consult their U.S. tax advisors concerning the tax consequences to them of an investment in the Common Stock.

     We are required to withhold and remit to the Internal Revenue Service (the 'IRS') 31% of the dividends paid to any stockholder who (a) fails to furnish us with a certified taxpayer identification number; (b) has underreported dividend or interest income to the IRS; or (c) fails to certify to us that he, she or it is not subject to backup withholding.

                                 LEGAL MATTERS

     The validity of the Common Stock we are offering will be passed upon for us by Arnold & Porter, Washington, D.C. Certain matters for the Underwriters will be passed upon by Sidley & Austin, New York, New York.

                                    EXPERTS

     Ernst & Young LLP, independent auditors, have audited the Company's financial statements at December 31, 1998 and 1997, and for the year ended December 31, 1998, the three months ended December 31, 1997, the nine months ended September 30, 1997 and the year ended December 31, 1996, and financial highlights for the year ended December 31, 1998 and the three months ended December 31, 1997 as set forth in their report. We have included our financial statements and financial highlights in the Prospectus and elsewhere in the Registration Statement in reliance upon Ernst & Young LLP's report given on their authority as experts in accounting and auditing.

                             ADDITIONAL INFORMATION

     We have filed with the Securities and Exchange Commission (the 'Commission') a registration statement on Form N-2 (together with all amendments and exhibits, the 'Registration Statement') under the Securities Act of 1933, as amended (the 'Securities Act'), with respect to the shares of Common Stock offered by this Prospectus Supplement and the Prospectus. The Prospectus, which is a part of the Registration Statement, does not contain all of the information set forth in the Registration Statement or the exhibits and schedules thereto. For further information with respect to our business and our Common Stock, reference is made to the Registration Statement, including the exhibits and schedules thereto and the Statement of Additional Information ('SAI'), contained in the Registration Statement. You may obtain a copy of our SAI by writing us at our principal office, which is located at 3 Bethesda Metro Center, Suite 860, Bethesda, MD 20814, Attention: Shareholder Relations. You may also obtain a copy of our SAI by calling 1-800-543-1976. You will not be charged by us for this document. The SAI is incorporated in its entirety in the Prospectus by reference and its table of contents appears on page SAI-1 of the Prospectus.

     We also file reports, proxy statements and other information with the Commission under the Securities Exchange Act of 1934, as amended. Such reports, proxy statements and other information, as well as the Registration Statement and the exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices, located at Seven World Trade Center, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. The Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including the Company, that file such information electronically with the Commission. The address of the Commission's web site is (http://www.sec.gov). Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Our Common Stock is listed on the Nasdaq National Market, and such reports, proxy statements and other information can also be inspected at the offices of the Nasdaq Stock Market, 1735 K Street, N.W., Washington, D.C. 20006.

     We also furnish to our stockholders annual and quarterly reports, which will include annual financial information that has been examined and reported on, with an opinion expressed, by independent public accountants, and quarterly unaudited financial information. See 'Experts.'

PROSPECTUS


                                     [LOGO]

                                  $250,000,000

                                  Common Stock
                                Preferred Stock
                                Debt Securities

    We may offer, from time to time, up to $250 million aggregate initial offering price of our common stock, $0.01 par value per share (the 'Common Stock'), preferred stock, or debt securities (collectively, the 'Securities') in one or more offerings. The Securities may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a 'Prospectus Supplement'). In the case of our Common Stock, the offering price per share less any underwriting commissions or discounts will not be less than the net asset value per share of our Common Stock at the time we make the offering. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Securities.

    Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See 'Plan of Distribution.' We may not sell any of our Securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the offering of our Securities. Our Common Stock is traded on the Nasdaq National Market under the symbol 'ACAS.'

    We are a buyout and specialty finance company. We are principally engaged in buying senior and subordinated debt from, and making equity investments in, middle market companies. These companies are in a variety of industries and in diverse geographic locations, primarily in the United States. We also provide financial advisory services to businesses through ACS Capital Investments Corporation ('CIC'), our wholly-owned subsidiary. We are a non-diversified, closed end investment company that has elected to be regulated as a business development company ('BDC') under the Investment Company Act of 1940, as amended ('1940 Act'). We also operate so as to qualify to be taxed as a regulated investment company ('RIC') as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). During the period from August 1997 through March 31, 1999, we invested $197 million in debt and equity securities of middle market companies. Prior to August 1997, we advised companies in connection with their obtaining financing from third parties and arranged 29 financing transactions aggregating over $400 million and invested in the equity securities of eight of those companies.

    This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including information contained in our Statement of Additional Information ('SAI'), dated as of the same date as this Prospectus, has been filed with the U.S. Securities and Exchange Commission (the 'Commission'). You may obtain a copy of our SAI by writing us at our principal office, which is located at 3 Bethesda Metro Center, Suite 860, Bethesda, MD 20814, Attention: Shareholder Relations. You may also obtain a copy of our SAI by calling 1-800-543-1976. You will not be charged by us for this document. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI and other information regarding us. The SAI is incorporated in its entirety in this Prospectus by reference and its table of contents appears on page 54 of the Prospectus. See 'Additional Information.'

                            ------------------------

    An investment in our securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled 'Risk Factors' which begins on page 7. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

    The securities we are offering have not been approved or disapproved by the commission or any state securities commission nor has the commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

                            ------------------------

                  The date of this prospectus is July 9, 1999.

                               PROSPECTUS SUMMARY

     The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

     Information contained or incorporated by reference in this Prospectus or Prospectus Summary may contain 'forward-looking statements' within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as 'may,' 'will,' 'expect,' 'intend,' 'plans,' 'anticipate,' 'estimate' or 'continue' or the negative thereof or other variations thereon or comparable terminology. The matters described in 'Risk Factors' and certain other factors noted throughout this Prospectus and in any exhibits to the Registration Statement of which this Prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

                       American Capital Strategies, Ltd.

     We are a buyout and specialty finance company principally engaged in buying senior and subordinated debt from, and making equity investments in, middle market companies in need of capital for management buyouts including employee stock ownership plan ('ESOP') buyouts, leveraged buyouts, growth, acquisitions, liquidity and restructuring, or recapitalization of corporations, subsidiaries, divisions and product lines. Our ability to fund the entire capital structure is an advantage in completing middle market transactions. The companies in which we invest are in a variety of industries and in diverse geographic locations, primarily in the United States. We also provide financial advisory services to businesses through ACS Capital Investments Corporation ('CIC'), our wholly-owned subsidiary. We are a non-diversified, closed end investment company that has elected to be treated as a business development company ('BDC') under the Investment Company Act of 1940, as amended ('1940 Act'). Since October 1, 1997, we have operated so as to qualify to be taxed as a regulated investment company ('RIC') as defined in Subtitle A, Chapter 1, under Subchapter M of the Code and anticipate continuing to operate in such manner. Qualifying as a RIC generally allows us to avoid paying corporate level federal income tax on income we distribute to our stockholders. See 'Business.'

     We typically invest between $3 million and $20 million in each transaction and through our subsidiary, CIC, we will arrange and secure capital for larger transactions. We do not concentrate our investments in any particular industry or group of industries. Our primary business objectives are to increase our net operating income and net asset value by investing our assets in senior debt, subordinated debt with detachable warrants and capital stock of middle market companies with attractive current yields and potential for equity appreciation. Our loans typically mature in five to ten years and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate, plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of March 31, 1999, the weighted average effective yield on our investments was 13.1%. See 'Management's Discussion and Analysis of Financial Condition and Results of Operations.'

     We generally acquire equity interests in the companies from which we have purchased debt securities with the goal of enhancing our overall return. As of March 31, 1999 we had a weighted average ownership interest of 26.7% in our portfolio companies. We are prepared to be a long-term partner to our portfolio companies thereby positioning us to participate in their future financing needs. The opportunity to liquidate our investment and realize a gain may occur if the business recapitalizes its equity, either through a sale to new owners or a public offering of its equity or if we exercise our rights to require the business to purchase the warrants and stock held by us ('Put Rights'). We generally do not have the right to require that a business undergo an initial public offering by registering securities under the Securities Act of 1933, but we generally do have the right to sell our equity interests in a public offering by the business to the extent permitted by the underwriters. See 'Portfolio Companies.'

     We make available significant managerial assistance to our portfolio companies. We assist management in developing the business plan of the company, hiring additional senior management when necessary, managing the capital structure of the company and participating on its board of directors.

     Prior to August 1997, when we restructured our business activities, we had established ourselves as a leading firm in structuring and obtaining third party funding for management and employee buyouts of subsidiaries, divisions and product lines being divested by larger corporations through the use of an ESOP. The companies for whom we helped raise financing included companies who purchased businesses from Sunbeam Corporation, the U.S. Office of Personnel Management, American Premier Underwriters, Inc. (formerly Penn Central Corporation), Campbell Soup Company, Union Carbide Corporation, National Forge Company, Inc., Air Products Company, Ampco-Pittsburgh Corporation and British Petroleum Company. In most of the ESOP transactions structured by us, the employees agreed to restructure their wages and benefits so that overall cash compensation is reduced while contributions of stock are made to an ESOP. The resulting company was structured so that the fair market value of stock contributed to the ESOP could be deducted from corporate income before paying taxes. Restructuring employee compensation together with the ESOP tax advantages has the effect of improving the cash flow of the ESOP company. We are a leading firm in structuring and implementing ESOP employee buyouts. We believe that our ESOP knowledge and experience and our ability to fund transactions positions us favorably in the market place. See 'Business.'

                                  The Offering

     We may offer, from time to time, up to $250 million of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. In the case of the offering of our Common Stock, the offering price per share less any underwriting commissions or discounts will not be less than the net asset value per share of our Common Stock.

     Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See 'Plan of Distribution.' We may not sell any of our Securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the offering of our Securities.

     Set forth below is additional information regarding the offering of our
Securities:

Nasdaq National Market Symbol.............  ACAS
Use of Proceeds...........................  Unless otherwise specified in a
                                            Prospectus Supplement, we intend to
                                            use the net proceeds from the sale
                                            of our Securities for general
                                            corporate purposes, which may
                                            include investment in middle market
                                            companies in accordance with our
                                            investment objectives, repayment of
                                            indebtedness, acquisitions and other
                                            general corporate purposes. See 'Use
                                            of Proceeds.'
Distributions.............................  We have paid quarterly dividends to the holders of our Common Stock and
                                            generally intend to continue to do
                                            so. The amount of the quarterly
                                            dividends is determined by the Board
                                            of Directors and is based on our
                                            estimate of taxable ordinary income
                                            and net short-term capital gains.
                                            See 'Price Range of Common Stock and
                                            Distributions.' Certain additional
                                            amounts may be deemed as distributed
                                            to stockholders for income tax
                                            purposes. Other types of Securities
                                            will likely pay distributions in
                                            accordance with their terms.
Principal Risk Factors....................  Investment in our Securities
                                            involves certain risks relating to
                                            our structure and investment
                                            objectives that should be considered
                                            by
                                            the prospective purchasers of the
                                            Securities. We have a limited
                                            operating history upon which you can
                                            evaluate our business. In addition,
                                            as a BDC, our portfolio includes
                                            securities primarily issued by
                                            privately held companies. These
                                            investments may involve a high
                                            degree of business and financial
                                            risk, and are generally less liquid
                                            than public securities. A large
                                            number of entities compete for the
                                            same kind of investment
                                            opportunities as we do. We borrow
                                            funds to make investments in and
                                            loans to middle market businesses.
                                            As a result, we are exposed to the
                                            risks of leverage, which may be
                                            considered a speculative investment
                                            technique. In addition, the failure
                                            to qualify as a RIC eligible for
                                            pass-through tax treatment under
                                            Subchapter M of the Code on income
                                            distributed to stockholders could
                                            have a materially adverse effect on
                                            the total return, if any, obtainable
                                            from an investment in our
                                            Securities. See 'Risk Factors' for a
                                            discussion of these risks.
Certain Anti-Takeover Provisions..........  Our certificate of incorporation and bylaws, as well as certain statutory
                                            and regulatory requirements, contain
                                            certain provisions that may have the
                                            effect of discouraging a third party
                                            from making an acquisition proposal
                                            for us and thereby inhibit a change
                                            in control of us in circumstances
                                            that could give the holders of our
                                            Common Stock the opportunity to
                                            realize a premium over the then
                                            prevailing market price for our
                                            Common Stock. See 'Risk Factors--
                                            Provisions Of Our Certificate of
                                            Incorporation and Bylaws Could Deter
                                            Takeover Attempts' and 'Certain
                                            Provisions of the Second Amended and
                                            Restated Certificate of
                                            Incorporation and the Second Amended
                                            and Restated Bylaws.'
Dividend Reinvestment Plan................  Cash distributions to holders of our
                                            Common Stock may be reinvested under
                                            our Dividend Reinvestment Plan (the
                                            'Reinvestment Plan') in additional
                                            whole and fractional shares of
                                            Common Stock if you or your
                                            representative elects to enroll in
                                            the Reinvestment Plan. See 'Dividend
                                            Reinvestment Plan' and 'Business--
                                            The Company's Operations as a BDC
                                            and RIC.'

                               Fees and Expenses

     The following table will assist you in understanding the various costs and expenses that an investor in our Securities will bear directly or indirectly.

Stockholder Transaction Expenses
  Sales load (as a percentage of offering price)(1)......................................................    5.75%
  Dividend reinvestment plan fees(2).....................................................................       --
Annual Expenses (as a percentage of net assets attributable to common shares)(3)
  Management fees........................................................................................       --
  Interest payments on borrowed funds(4).................................................................    0.04%
  Other expenses(5)......................................................................................    1.08%
                                                                                                            ------
     Total annual expenses (estimated)(6)................................................................    1.12%

------------------
(1) In the event that the Securities to which this Prospectus relates are sold to or through underwriters, a corresponding Prospectus Supplement will disclose the applicable sales load.

(2) The expenses of the reinvestment plan are included in stock record expenses, a component of 'Total Operating Expenses.' We have no cash purchase plan. The participants in the reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See 'Dividend Reinvestment Plan.'

(3) Net assets attributable to common shares equal net assets (i.e., total assets less total liabilities) at December 31, 1998.

(4) The interest payments on borrowed funds percentage is based on interest payments for the year ended December 31, 1998 divided by net assets attributable to our Common Stock. We had outstanding borrowings of $105.9 million at December 31, 1998. See 'Risk Factors--We may incur debt which could increase our investment risks.'

(5) Other expenses are based on amounts for the year ended December 31, 1998 and represent all expenses of the Company (except fees and expenses reported in other items of this table) that are deducted from the Company's assets and will be reflected as expenses in the Company's statement of operations.

(6) Total annual expenses as a percentage is based on amounts for the year ended December 31, 1998. Total annual expenses as a percentage of net assets attributable to Common Stock are higher than the total annual expenses percentage would be for a company that is not leveraged. The Company borrows money to leverage its net assets and increase its total assets. The total annual expenses percentage is required by the Commission to be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the total annual expenses percentage were calculated instead as a percentage of total assets, total annual expenses for the Company would be 0.63% of total assets.

     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. These amounts are based upon payment by an investor of an assumed 7% sales load and payment by us of operating expenses at the levels set forth in the table above which, as indicated above, does not include leverage or related expenses.

                                                                              1 Year     3 Years    5 Years    10 Years
                                                                              -------    -------    -------    --------
You would pay the following expenses on a $1,000 investment,
  assuming a 5% annual return..............................................     $81       $104       $130       $207

     This example should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Reinvestment Plan may receive shares of Common Stock purchased by the Reinvestment Plan Administrator at the market price in effect at the time, which may be at, above or below net asset value. See 'Dividend Reinvestment Plan.'

                             Summary Financial Data
                     (In thousands, except per share data)

     The following summary of our financial information should be read in conjunction with our Financial Statements and Notes thereto presented elsewhere in this Prospectus. See 'Management's Discussion and Analysis of Financial Condition and Results of Operations' on page 18 for more information.

                             Three Months   Three Months                  Three Months ||   Nine Months
                                Ended          Ended        Year Ended       Ended     ||       Ended        Year Ended
                              March 31,      March 31,     December 31,   December 31, ||   September 30,   December 31,
                                 1999           1998           1998           1997     ||       1997            1996
                             ------------   ------------   ------------   ------------ ||   -------------   ------------
Statement of Operations                                                                ||
 Data:                                                                                 ||
Total operating income ....   $  6,520        $  3,292        $ 16,979       $  2,797  ||     $  2,901         $2,746
Total operating expenses ..      1,398             444           1,709            551  ||        2,651          2,862
                              --------        --------        --------       --------  ||     --------         ------
Operating income (loss)                                                                ||
 before equity in (loss)                                                               ||
 earnings of unconsolidated                                                            ||
 operating subsidiary .....      5,122           2,848          15,270          2,246  ||          250           (116)
Equity in (loss) earnings                                                              ||
 of unconsolidated                                                                     ||
 operating subsidiary .....       (395)            101            (482)            24  ||           --             --
                              --------        --------        --------       --------  ||     --------         ------
Net operating income                                                                   ||
 (loss) ...................      4,727           2,949          14,788          2,270  ||          250           (116)
Increase in unrealized                                                                 ||
 appreciation on                                                                       ||
 investments ..............      1,981              28           2,127            167  ||        5,321            484
Realized gain (loss) on                                                                ||
 investments ..............        316              --              --             --  ||           --             --
                              --------        --------        --------       --------  ||     --------         ------
Income before income                                                                   ||
 taxes ....................      7,024           2,977          16,915          2,437  ||        5,571            368
Provision for income                                                                   ||
 taxes ....................         --              --              --             --  ||        2,128            159
                              --------        --------        --------       --------  ||     --------         ------
Net increase in                                                                        ||
 shareholders' equity                                                                  ||
 resulting from                                                                        ||
 operations ...............   $  7,024        $  2,977        $ 16,915       $  2,437  ||     $  3,443         $  209
                              ========        ========        ========       ========  ||     ========         ======
Per share data:                                                                        ||
 Net operating income:                                                                 ||
   Basic ..................   $   0.43        $   0.27        $   1.34       $   0.21  ||
   Diluted ................   $   0.42        $   0.26        $   1.29       $   0.20  ||
 Net increase in                                                                       ||
   shareholders' equity                                                                ||
   resulting from                                                                      ||
   operations:                                                                         ||
   Basic ..................   $   0.63        $   0.27        $   1.53       $   0.22  ||
   Diluted ................   $   0.62        $   0.26        $   1.48       $   0.21  ||
 Weighted average shares of                                                            ||
   Common Stock                                                                        ||
   outstanding:                                                                        ||
   Basic ..................     11,070          11,069          11,068         11,069  ||
   Diluted ................     11,279          11,480          11,424         11,405  ||
 Cash dividends ...........   $   0.41        $   0.25        $   1.34       $   0.21  ||
Balance Sheet Data:                                                                    ||
 Total assets .............   $263,551        $151,031        $270,019       $150,705  ||     $154,322         $5,432
 Total shareholders'                                                                   ||
   equity .................   $155,546        $150,862        $152,723       $150,652  ||     $150,539         $3,372
Other Data:                                                                            ||
 Number of portfolio                                                                   ||
   companies at period                                                                 ||
   end ....................         17               6              15              3  ||
 Principal amount of loan                                                              ||
   originations ...........   $ 24,328        $ 20,215        $118,390       $ 16,817  ||
 Investments in equity                                                                 ||
   securities .............   $  3,684        $  9,456        $ 24,475       $  3,805  ||
 Principal amount of loan                                                              ||
   repayments .............   $  6,860        $    303        $  1,719       $     93  ||
 Return on equity(1)(2) ...       18.2%            7.9%           11.2%           6.5% ||
 Weighted average yield on                                                             ||
   investments to date ....       13.1%           12.3%           13.0%          12.2% ||

                              Year Ended     Year Ended
                             December 31,   December 31,
                                 1995           1994
                             ------------   ------------
Statement of Operations
 Data:
Total operating income.....     $2,706         $2,498
Total operating expenses...      2,928          2,606
                                ------         ------
Operating income (loss)
 before equity in (loss)
 earnings of unconsolidated
 operating subsidiary......       (222)          (108)
Equity in (loss) earnings
 of unconsolidated
 operating subsidiary......         --             --
                                 -----         ------
Net operating income
 (loss)....................       (222)          (108)
Increase in unrealized
 appreciation on
 investments...............        371            956
Realized gain (loss) on
 investments...............         66            (23)
                                 -----         ------
Income before income
 taxes.....................        215            825
Provision for income
 taxes.....................         57            422
                                 -----         ------
Net increase in
 shareholders' equity
 resulting from
 operations................     $  158         $  403
                                ======         ======
Per share data:
 Net operating income:
   Basic...................
   Diluted.................
 Net increase in
   shareholders' equity
   resulting from
   operations:
   Basic...................
   Diluted.................
 Weighted average shares of
   Common Stock
   outstanding:
   Basic...................
   Diluted.................
 Cash dividends............
Balance Sheet Data:
 Total assets..............     $4,382         $3,930
 Total shareholders'
   equity..................     $2,946         $2,571
Other Data:
 Number of portfolio
   companies at period
   end.....................
 Principal amount of loan
   originations............
 Investments in equity
   securities..............
 Principal amount of loan
   repayments..............
 Return on equity(1)(2)....
 Weighted average yield on
   investments to date.....

------------------
(1) Amounts are annualized for the three months ended March 31, 1999, March 31, 1998, and December 31, 1997.
(2) Return represents net increase in shareholders' equity resulting from operations divided by the average shareholders' equity for the period.

                             Additional Information

     We have filed with the Commission a Registration Statement on Form N-2 (together with all amendments and exhibits, the 'Registration Statement') under the Securities Act of 1933, as amended (the 'Securities Act'), with respect to the Securities offered by this Prospectus. The Prospectus, which is a part of the Registration Statement, does not contain all of the information set forth in the Registration Statement or the exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the Registration Statement, including the exhibits and schedules thereto and the SAI, contained in the Registration Statement.

     We also file reports, proxy statements and other information with the Commission under the Securities Exchange Act of 1934, as amended. Such reports, proxy statements and other information, as well as the Registration Statement and the exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices, located at Seven World Trade Center, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Information about the operation of the public reference facilities may be obtained by calling the Commission at 1-800-SEC-0330. The Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including the Company, that file such information electronically with the Commission. The address of the Commission's web site is (http://www.sec.gov). Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Our Common Stock is listed on the Nasdaq National Market, and such reports, proxy statements and other information can also be inspected at the offices of the Nasdaq Stock Market, 1735 K Street, N.W., Washington, D.C. 20006.

     We also furnish to our stockholders annual and quarterly reports, which will include annual financial information that has been examined and reported on, with an opinion expressed, by independent public accountants, and quarterly unaudited financial information. See 'Experts.'

                                  RISK FACTORS

     You should carefully consider the risks described below together with all of the other information provided and incorporated by reference in this Prospectus (or any Prospectus Supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing our Company. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

     If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Common Stock could decline, and you may lose all or part of your investment.

     This Prospectus also contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including the risks faced by us described below and elsewhere in or incorporated by reference in this Prospectus (or any Prospectus Supplement).

We have a limited operating history upon which you can evaluate our business

     Although we commenced operations in 1986, we materially changed our business plan and format in October 1997 from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. Therefore, we have only a limited history of operations as a lender to and investor in middle market companies upon which you can evaluate our business. While we have been profitable since October 1997, there can be no assurance that we will remain profitable in future periods, nor can we offer investors any assurance that we will successfully implement our growth strategy. In addition, we have no operating results under our new business plan which would demonstrate the effect of a general economic recession on our business.

We make loans to and investments in middle market borrowers who may default on their loans or provide no return on our investments

     We invest in and lend to middle market privately-owned businesses. There is generally no publicly available information about these businesses. Therefore we rely on our principals and consultants to investigate these businesses. The portfolio companies in which we invest may have significant variations in operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely effected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by senior lenders. Numerous factors may affect a portfolio company's ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a portfolio company's financial condition and prospects may be accompanied by deterioration in the collateral for the loan. We also make unsecured, subordinated loans and invest in equity securities, which involve a higher degree of risk than senior loans.

     Middle market businesses typically have narrower product lines and smaller market shares than large businesses. They tend to be more vulnerable to competitors' actions and market conditions, as well as general economic downturns. In addition, portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

     These businesses may also experience substantial variations in operating results. Typically, the success of a middle market business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on us. In addition, middle market businesses often need substantial additional capital to expand or compete and will have borrowed money from other lenders.

     Our senior loans generally are secured by the assets of our borrowers. Our subordinated loans are often secured by the assets of the borrower but our rights to payment and our security interest are usually subordinated to the payment rights and security interests of the senior lender. Therefore, we may be limited in our ability to enforce our rights to collect our loans and to recover any of the loan balance through a foreclosure of collateral. Often, a deterioration in a borrower's financial condition and prospects is accompanied by a deterioration in the value of the collateral securing its loan. In certain cases, our involvement in the management of our portfolio companies may subject us to additional defenses and claims from borrowers and third parties. These conditions may make it difficult for us to obtain repayment of our loans.

There is uncertainty regarding the value of our privately held securities

     A majority of our portfolio securities are not publicly traded. We value these securities based on a determination of their fair value made in good faith by our Board of Directors. Due to the uncertainty inherent in valuing securities, as set forth in our financial statements, that are not publicly traded, our determinations of fair value may differ materially from the values that would exist if a ready market for these securities existed. Our net asset value could be materially effected if our determinations regarding the fair value of our investments are materially different from the values that would exist if a ready market existed for these securities.

We may not realize gains from our equity investments

     When we make a loan, we generally receive warrants to acquire stock issued by the borrower, and we may make direct equity investments. Our goal is to ultimately dispose of these equity interests and realize gains. These equity interests may not appreciate in value and, in fact, may depreciate in value. Accordingly, we may not be able to realize gains from our equity interests.

The lack of liquidity of our privately held securities may adversely affect our business

     Most of our investments consist of securities acquired directly from their issuers in private transactions. Some of these securities are subject to restrictions on resale (including in some instances legal restrictions) or otherwise are less liquid than public securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments if the need arises.

We have invested in a limited number of portfolio companies

     A consequence of a limited number of investments is that the aggregate returns realized by us may be substantially adversely affected by the unfavorable performance of a small number of such investments or a substantial writedown of any one investment. Beyond our regulatory and income tax guidelines, we do not have fixed guidelines for industry diversification, and investments could potentially be concentrated in relatively few industries.

We have limited information regarding the companies in which we invest

     Consistent with our operation as a business development company, our portfolio consists primarily of securities issued by privately held companies. There is generally little or no publicly available information about such companies, and we must rely on the diligence of our employees and the consultants we hire to obtain the information necessary for our decision to invest in them. There can be no assurance that our diligence efforts will uncover all material information about the privately held business necessary to make a fully informed investment decision.

Our portfolio companies may be highly leveraged

     Leverage may have important adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our business is dependent on external financing

     Our business requires a substantial amount of cash to operate. We historically have obtained the cash required for operations through the issuance of debt, sale of receivables to the CP Conduit Facility and the issuance of equity.

     Senior Securities. We have issued, and intend to continue to issue, debt securities and other evidences of indebtedness, up to the maximum amount permitted by the 1940 Act, which currently permits us, as a BDC, to issue debt securities and preferred stock (collectively, 'Senior Securities') in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of Senior Securities. As a result, we are exposed to the risks of leverage. We have also retained the right to issue preferred stock. As permitted by the 1940 Act, we may, in addition, borrow amounts up to five percent (5%) of our total assets for temporary purposes.

     CP Conduit Securitization. We depend in part on the CP Conduit Facility to generate cash for funding our investments. As of June 30, 1999, we have one CP Conduit Facility with an aggregate commitment of $125 million. A failure to renew our existing CP Conduit Facility or substitute senior financing facilities, to increase our capacity under our existing CP Conduit Facility or to add a new CP Conduit Facility could have a material adverse effect on our business, financial condition and results of operations. See the description of our CP Conduit Facility under 'Management's Discussion and Analysis of Financial Condition And Results of Operations--Financial Condition, Liquidity and Capital Resources.'

     Common Stock. Because we are constrained in our ability to issue debt for the reasons given above, we are dependent on the issuance of equity as a financing source. If additional funds are raised through the issuance of Common Stock or debt securities convertible into or exchangeable for Common Stock, the percentage ownership of our stockholders at the time would decrease and they may experience additional dilution. In addition, any convertible or exchangeable securities may have rights, preferences and privileges more favorable than those of the Common Stock.

     The following table is designed to illustrate the effect on return to a holder of the Company's Common Stock of the leverage created by the Company's use of borrowing, at the rate of 6.7% and assuming hypothetical annual returns on the Company's portfolio of minus 15 to plus 15 percent. As can be seen, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio
  (Net of Expenses)(1)...............................      -15.0%     -10.0%      -5.0%        --        5.0%      10.0%      15.0%
Corresponding Return to Common Stockholders(2).......      -30.1%     -21.6%     -13.1%      -4.6%       3.8%      12.3%      20.8%

------------------
(1) The Assumed Portfolio Return is required by regulation of the Commission and is not a prediction of, and does not represent, the projected or actual performance of the Company.

(2) In order to compute the 'Corresponding Return to Common Stockholders,' the 'Assumed Return on Portfolio' is multiplied by the total value of the Company's assets at the beginning of the Company's fiscal year to obtain an assumed return to the Company. From this amount, all interest accrued during the year is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of the Company's net assets as of the beginning of the fiscal year to determine the 'Corresponding Return to Common Stockholders.'

We may incur additional debt that could increase your investment risks

     We borrow money or issue debt securities to provide us with additional funds to invest. Our lenders have fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, our lenders have preference over our stockholders with respect to our assets. In particular, the assets which we have pledged to our lenders under our commercial paper conduit securitization facility (the 'CP Conduit Facility') were sold to a separate business trust prior to such pledge. While we own a beneficial interest in this trust, these assets are property of the trust, available to satisfy the debts of the trust, and would only become available for distribution to our stockholders to the extent specifically permitted under the agreements governing the CP Conduit Facility. See 'Risk Factors--Our CP Conduit Facility imposes certain limitations on us.'

     Although borrowing money for investment increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a sharper impact on the value of our Common Stock if we borrow money to make investments. Our ability to pay dividends could also be adversely impacted. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is not equal to at least twice our indebtedness. If the value of our assets decline, we might be unable to satisfy that test. If this happens, we may be required to sell some of our investments and repay a portion of our indebtedness at a time when a sale may be disadvantageous. See 'Assumed Return on the Company's Portfolio.'

A change in interest rates may adversely affect our profitability

     A portion of our income will depend upon the difference between the rate at which we borrow funds and the rate at which we loan these funds. We anticipate using a combination of equity and long-term and short-term borrowings to finance our lending activities. Certain of our borrowings may be at fixed rates and others at variable rates. As of June 1, 1999, none of our borrowings were at fixed rates of interest and $43 million were at variable rates of interest determined on the basis of a benchmark LIBOR rate. In addition, $113 million of the loans in our portfolio were at fixed rates and $65 million were at variable rates determined on the basis of a benchmark prime rate. We typically undertake to hedge against the risk of adverse movement in interest rates in our CP Conduit Facility and other short-term and long-term borrowings as against our portfolio of assets. Hedging activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. See 'Business--The Company's Operations as a BDC and RIC.'

An economic downturn could affect our operating results

     An economic downturn may adversely affect middle market businesses, which are our primary market for investments. Such a downturn could also adversely effect our ability to obtain capital to invest in such companies. These results could have a material adverse effect on our business, financial condition and results of operations.

Our CP Conduit Facility imposes certain limitations on us

     In March 1999, we established a line of credit pursuant to a CP Conduit Facility administered by First Union Capital Markets Corp. This facility, which has an aggregate commitment of $125 million, is not available for further draws after March 31, 2001, and is subject to annual renewals thereafter with the consent of our lenders. Our CP Conduit Facility contains customary default provisions, as well as the following default provisions: a cross-default on our debt of $1 million or more, a minimum net worth requirement of $100 million plus seventy-five percent (75%) of any new equity or subordinated debt, a default triggered by change in control and a default arising from the termination of any two of Malon Wilkus, Adam Blumenthal and John Erickson as our executive officers. In addition, if we fail to deliver to our lenders a formal credit and collection policy and loan grading system by September 30, 1999, the lenders will have the right to terminate the facility.

The occurrence of an event of default under our CP Conduit Facility could lead to termination of that facility

     Our CP Conduit Facility contains certain default provisions, some of which are described in the immediately preceding paragraph. An event of default under our CP Conduit Facility could result, among other things, in termination of further funds availability under that facility, an accelerated maturity date for all amounts outstanding under that facility and the disruption of all or a portion of the business financed by that facility. This could reduce our revenues and, by delaying any cash payment allowed to us under facility until the lender has been paid in full, reduce our liquidity and cash flow.

We may experience fluctuations in our quarterly results

     We could experience fluctuations in our quarterly operating results due to a number of factors including, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods. See 'Management's Discussion and Analysis of Financial Condition and Results of Operations.'

We may fail to continue to qualify for our pass-through tax treatment

     We have operated since October 1, 1997 so as to qualify to be taxed as a RIC under Subchapter M of the Code and, provided we meet certain requirements under the Code, we can generally avoid corporate level federal income taxes on income distributed to you and other stockholders as dividends. We would cease to qualify for this favorable pass-through tax treatment if we are unable to comply with the source of income, diversification or distribution requirements contained in Subchapter M of the Code, or if we cease to operate so as to qualify as a BDC under the 1940 Act. If we fail to qualify to be taxed as a RIC or to distribute our income to stockholders on a current basis, we would be subject to corporate level taxes which would significantly reduce the amount of income available for distribution to stockholders. The loss of our current tax treatment could have a material adverse effect on the total return, if any, obtainable from your investment in the Securities. See 'Business--The Company's Operations as a BDC and RIC.'

There is a risk that you may not receive dividends

     Since our initial public offering, we have distributed more than 98% of our net operating income and 98% of our net realized short-term capital gains, if any, on a quarterly basis to our stockholders. Our current intention is to continue these distributions to our stockholders. Net realized long-term capital gains may be retained to supplement our equity capital and support growth in our portfolio, unless our Board of Directors determines in certain cases to make a distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow any specified level of cash distributions or year-to-year increases in cash distributions.

Our financial condition and results of operations will depend on our ability to manage effectively any future growth

     We have grown significantly since we restructured our operations in October 1997. Our ability to sustain continued growth depends on our ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing such a result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide competent, attentive and efficient services, our access to financing sources on acceptable terms and the capabilities of our technology platform. As we grow, we will also be required to hire, train, supervise and manage new employees. Failure to manage effectively any future growth could have a material adverse effect on our business, financial condition and results of operations.

We are dependent upon our key management personnel for our future success

     We are dependent for the final selection, structuring, closing and monitoring of our investments on the diligence and skill of our senior management and other management members. Our future success depends to a significant extent on the continued service and coordination of our senior management team, particularly Malon Wilkus, our President and Chief Executive Officer, Adam Blumenthal, our Executive Vice President and Chief Operating Officer and John Erickson, our Vice President and Chief Financial Officer. The departure of any of our executive officers or key employees could materially adversely affect our ability to implement our business strategy, and the departure of any two of Malon Wilkus, Adam Blumenthal and John Erickson would be a default of the servicing provisions under our CP Conduit Facility. We do not maintain key man life insurance on any of our officers or employees.

We operate in a highly competitive market for investment opportunities

     A large number of entities compete with us and make the types of investments that we make in middle market privately-owned businesses. We compete with a large number of private equity funds and venture capital companies, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to fully invest our available capital.

Provisions of our certificate of incorporation and bylaws could deter takeover attempts

     Our certificate of incorporation and bylaws and the Delaware General Corporation Law contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. The existence of these provisions may negatively impact on the price of our Common Stock and may discourage third-party bids. These provisions may reduce any premiums paid to you for shares of your Common Stock. Furthermore, we are subject to Section 203 of the Delaware General Corporation Law. Section 203 governs business combinations with interested stockholders, and also could have the effect of delaying or preventing a change in control.

Changes in laws or regulations governing our operations may adversely affect our business

     We and our portfolio companies are subject to regulation by laws at the local, state and federal level. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse impact on our business. See 'Regulation.'

Risks related to potential Year 2000 problems may adversely affect our business

     The Year 2000 issue is the result of computer programs and embedded hardware systems having been developed using two digits rather than four to define the applicable year. These computer programs or hardware that have date-sensitive software or embedded chips may recognize a date using '00' as the Year 1900 rather than the Year 2000. This could result in system failures or miscalculations causing disruptions or failure of our operations, including among other things, a temporary inability to transact new business or communicate with our customers online.

     We depend on our computer software programs and operating systems in operating our business. We also depend on the proper functioning of computer systems of third parties, such as portfolio companies, vendors and suppliers. The failure of any of these systems to appropriately interpret the upcoming calendar Year 2000 could have a material adverse effect on our business and financial condition. We are currently identifying our own systems that are not Year 2000 compliant and taking steps to determine whether third parties are doing the same. In addition, we are implementing a plan to prepare our most critical computer systems to be Year 2000 compliant in 1999.

     Throughout 1999, we will continue to address any issues of Year 2000 non-compliance and further develop our contingency plan to ensure business operations in the event of systems failure in the Year 2000. We are utilizing both internal and external resources to reprogram or replace, test, and implement the software and other systems for Year 2000 modifications. We estimate that the cost of our Year 2000 project will be less than $125,000. This amount includes the cost of additional software, reviewing the portfolio companies' readiness, and outside systems professionals working on our Year 2000 compliance. We cannot assure you that our Year 2000 compliance program will be effective or that our estimates about the cost of completing our program will be accurate.

     We may experience degradation in the performance of our systems or complete systems failure if our assessment is erroneous or if we encounter unforeseen difficulties. Any of these events, whether occurring in our systems, the systems of participants in our strategic marketing alliances or the systems of others, including our portfolio companies, could have a material adverse effect on our business, financial conditions and results of operations. See 'Management's Discussion and Analysis of Financial Condition and Results of Operations--Impact of the Year 2000' for information on our state of readiness, potential risks and costs regarding Year 2000 compliance.

We may not be able to execute our business strategy if use of the Internet as required by our strategy does not develop

     We have begun to implement a business strategy that will use the Internet as a financial portal for middle market companies, to auction securities to institutional investors, and a retail site for certain of our portfolio companies. There can be no assurance that the implementation of this strategy will be successful.

We could face losses and potential liability if intrusions, viruses or similar disruptions to our Internet technology jeopardize our confidential information or that of users of our web site

     Although we have implemented, and will continue to implement, security measures, our Internet technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from Internet users. The misappropriation of proprietary information could expose us to a risk of loss or litigation. Furthermore, until more comprehensive security technologies are developed, the security and privacy concerns of existing and Internet users may inhibit the growth of the Internet commerce, which would adversely affect our business strategy.

Failure to deploy new capital may reduce our return on equity

     If we fail to invest our new capital effectively our return on equity may be negatively impacted, which could reduce the price of your Common Stock.

The market price of our Common Stock may fluctuate significantly

     The market price and marketability of shares of our Common Stock may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

     o price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

     o significant volatility in the market price and trading volume of securities of RICs, BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

     o changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

     o changes in earnings or variations in operating results;

     o any shortfall in revenue of net income or any increase in losses from levels expected by securities analysts;

     o general economic trends and other external factors; and

     o loss of a major funding source.

     Fluctuations in the trading price of our Common Stock may adversely affect the liquidity of the trading market for our Common Stock and, in the event that we seek to raise capital through future equity financings, our ability to raise such equity capital.

Future sales of our Common Stock may negatively affect our stock price

     The market price of our Common Stock could decline as a result of sales of a large number of shares of our Common Stock in the market, or the perception that such sales could occur. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and at a price that we deem appropriate.

Our Common Stock may be difficult to resell

     Investors may not be able to resell shares of Common Stock at or above their purchase prices due to a number of factors, including:

     o actual or anticipated fluctuation in our operating results;

     o changes in expectations as to our future financial performance or changes in financial estimates of securities analysts;

     o departures of key personnel; and

     o the operating and stock price performance of other comparable companies.

                                 USE OF PROCEEDS

     Unless otherwise specified in the Prospectus Supplement accompanying this Prospectus, the Company intends to use the net proceeds from the sale of the Securities for general corporate purposes, which may include investment in middle market privately-owned companies in accordance with the Company's investment objectives, repayment of the Company's indebtedness outstanding from time to time, acquisitions and other general corporate purposes.

     The Company anticipates that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within six months, and in any event within two years. Pending such utilization, the Company intends to invest the net proceeds of any offering of Securities in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency thereof and high quality debt securities maturing in one year or less from the time of investment.

                  PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

     Since the Company became a RIC, it has distributed, and currently intends to continue to distribute in the form of dividends, a minimum of 98% of its net operating income and 98% of its net realized short-term capital gains, if any, on a quarterly basis to its stockholders. Net realized long-term capital gains may be retained to supplement the Company's equity capital and support growth in its portfolio, unless the Board of Directors determines in certain cases to make a distribution. There is no assurance that the Company will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of Common Stock, all cash distributions can be reinvested automatically under the Company's Reinvestment Plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in the Reinvestment Plan on the stockholder's behalf. See 'Risk factors--We May Lose Our Pass-Through Tax Treatment;' 'Reinvestment Plan;' and 'Business--The Company's Operations as a BDC and RIC.' The Common Stock of the Company historically trades at prices both above and below its net asset value. There can be no assurance, however, that such premium or discount, as applicable, to net asset value will be maintained.

     The Company's Common Stock is quoted on the Nasdaq Stock Market under the symbol ACAS. As of May 17, 1999, the Company had 208 stockholders of record and approximately 4,500 beneficial owners. The following table sets forth the range of high and low sales prices of the Company's Common Stock as reported on the Nasdaq Stock Market and the dividends declared by the Company for the period from August 29, 1997, when public trading of the Common Stock commenced pursuant to the IPO, through June 30, 1999.

                                    Bid Price

                                                                                                Premium         Premium
                                                                                               (Discount)     (Discount)
                                                                                                 of Low         of High
                                                 Net Asset                                       Sales        Sales Price
                                                 Value Per                        Dividend    Price to Net      to Net
                                                  Share(1)     High      Low      Declared    Asset Value     Asset Value
                                                 ---------    ------    ------    --------    ------------    -----------
1997
Third Quarter (beginning August 29,
  1997).......................................    $13.60     $20.25    $18.50     $0.00         36.03%         48.90%
Fourth Quarter................................    $13.61     $20.75    $16.50     $0.21         21.23%         52.46%

1998
First Quarter.................................    $13.63     $22.50    $17.25     $0.25         26.56%         65.08%
Second Quarter................................    $13.65     $24.63    $21.25     $0.29         55.68%         80.44%
Third Quarter.................................    $13.77     $24.25    $10.13     $0.32        (26.43)%        76.11%
Fourth Quarter................................    $13.80     $18.44    $ 9.19     $0.48        (33.42)%        33.62%

1999
First Quarter.................................    $14.02     $18.56    $14.75     $0.41          5.21%         32.38%
Second Quarter................................        --     $19.88    $16.50     $0.43            --             --

------------------
(1) Net Asset Value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. Historically, the Company's net assets have been highest at the end of the quarter. The net asset values shown are based on outstanding shares at the end of each period.

                             SELECTED FINANCIAL DATA
                      (In thousands, except per share data)

     The selected financial data should be read in conjunction with the Company's financial statements and notes thereto. As discussed in Notes 1 and 2, the Company completed an initial public offering of its Common Stock on August 29, 1997, and on October 1, 1997, began to operate as a BDC so as to qualify to be taxed as a RIC. As a result of the changes, the financial results of the Company for periods prior to October 1, 1997 are not comparable to periods commencing October 1, 1997 and are not expected to be representative of the financial results of the Company in the future.

                             Three Months   Three Months                  Three Months  ||   Nine Months
                                Ended          Ended        Year Ended       Ended      ||      Ended        Year Ended
                              March 31,      March 31,     December 31,   December 31,  ||  September 30,   December 31,
                                 1999           1998           1998           1997      ||      1997            1996
                             ------------   ------------   ------------   ------------  ||  -------------   ------------
Statement of Operations                                                                 ||
 Data:                                                                                  ||
Total operating income.....    $  6,520       $  3,292       $ 16,979       $  2,797    ||   $   2,901        $2,746
Total operating expenses...       1,398            444          1,709            551    ||       2,651         2,862
                               --------       --------       --------       --------    ||   ---------        ------
Operating income (loss)                                                                 ||
 before equity in (loss)                                                                ||
 earnings of unconsolidated                                                             ||
 operating subsidiary......       5,122          2,848         15,270          2,246    ||         250          (116)
Equity in (loss) earnings                                                               ||
 of unconsolidated                                                                      ||
 operating subsidiary......        (395)           101           (482)            24    ||          --            --
                               --------       --------       --------       --------    ||   ---------        ------
Net operating income                                                                    ||
 (loss)....................       4,727          2,949         14,788          2,270    ||         250          (116)
Increase in unrealized                                                                  ||
 appreciation on                                                                        ||
 investments...............       1,981             28          2,127            167    ||       5,321           484
Realized gain (loss) on                                                                 ||
 investments...............         316             --             --             --    ||          --            --
                               --------       --------       --------       --------    ||   ---------        ------
Income before income                                                                    ||
 taxes.....................       7,024          2,977         16,915          2,437    ||       5,571           368
Provision for income                                                                    ||
 taxes.....................          --             --             --             --    ||       2,128           159
                               --------       --------       --------       --------    ||   ---------        ------
Net increase in                                                                         ||
 shareholders' equity                                                                   ||
 resulting from                                                                         ||
 operations................    $  7,024       $  2,977       $ 16,915       $  2,437    ||   $   3,443        $  209
                               ========       ========       ========       ========    ||   =========        ======
Per share data:                                                                         ||
 Net operating income:                                                                  ||
   Basic...................    $   0.43       $   0.27       $   1.34       $   0.21    ||
   Diluted.................    $   0.42       $   0.26       $   1.29       $   0.20    ||
 Net increase in                                                                        ||
   shareholders' equity                                                                 ||
   resulting from                                                                       ||
   operations:                                                                          ||
   Basic...................    $   0.63       $   0.27       $   1.53       $   0.22    ||
   Diluted.................    $   0.62       $   0.26       $   1.48       $   0.21    ||
 Weighted average shares of                                                             ||
   Common Stock                                                                         ||
   outstanding:                                                                         ||
   Basic...................      11,070         11,069         11,068         11,069    ||
   Diluted.................      11,279         11,480         11,424         11,405    ||
 Cash dividends............    $   0.41       $   0.25       $   1.34       $   0.21    ||
Balance Sheet Data:                                                                     ||
 Total assets..............    $263,551       $151,031       $270,019       $150,705    ||   $ 154,322        $5,432
 Total shareholders'                                                                    ||
   equity..................    $155,546       $150,862       $152,723       $150,652    ||   $ 150,539        $3,372
Other Data:                                                                             ||
 Number of portfolio                                                                    ||
   companies at period                                                                  ||
   end.....................          17              6             15              3    ||
 Principal amount of loan                                                               ||
   originations............    $ 24,328       $ 20,215       $118,390       $ 16,817    ||
 Investments in equity                                                                  ||
   securities..............    $  3,684       $  9,456       $ 24,475       $  3,805    ||
 Principal amount of loan                                                               ||
   repayments..............    $  6,860       $    303       $  1,719       $     93    ||
 Return on equity(1)(2)....        18.2%           7.9%          11.2%           6.5%   ||
 Weighted average yield on                                                              ||
   investments to date.....        13.1%          12.3%          13.0%          12.2%   ||
                                                                                        ||
                              Year Ended     Year Ended
                             December 31,   December 31,
                                 1995           1994
                             ------------   ------------
Statement of Operations
 Data:
Total operating income.....     $2,706         $2,498
Total operating expenses...      2,928          2,606
                                ------         ------
Operating income (loss)
 before equity in (loss)
 earnings of unconsolidated
 operating subsidiary......       (222)          (108)
Equity in (loss) earnings
 of unconsolidated
 operating subsidiary......         --             --
                                ------         ------
Net operating income
 (loss)....................       (222)          (108)
Increase in unrealized
 appreciation on
 investments...............        371            956
Realized gain (loss) on
 investments...............         66            (23)
                                ------         ------
Income before income
 taxes.....................        215            825
Provision for income
 taxes.....................         57            422
                                ------         ------
Net increase in
 shareholders' equity
 resulting from
 operations................     $  158         $  403
                                ======         ======
Per share data:
 Net operating income:
   Basic...................
   Diluted.................
 Net increase in
   shareholders' equity
   resulting from
   operations:
   Basic...................
   Diluted.................
 Weighted average shares of
   Common Stock
   outstanding:
   Basic...................
   Diluted.................
 Cash dividends............
Balance Sheet Data:
 Total assets..............     $4,382         $3,930
 Total shareholders'
   equity..................     $2,946         $2,571
Other Data:
 Number of portfolio
   companies at period
   end.....................
 Principal amount of loan
   originations............
 Investments in equity
   securities..............
 Principal amount of loan
   repayments..............
 Return on equity(1)(2)....
 Weighted average yield on
   investments to date.....

------------------
(1) Amounts are annualized for the three months ended March 31, 1999, March 31, 1998, and December 31, 1997.
(2) Return represents net increase in shareholders' equity resulting from operations divided by the average shareholders' equity for the period.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS
                     (In thousands, except per share data)

     All statements contained herein that are not historical facts including, but not limited to, statements regarding anticipated activity are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause actual results to differ materially are the following: changes in the economic conditions in which the Company operates negatively impacting the financial resources of the Company; certain of the Company's competitors with substantially greater financial resources than the Company reducing the number of suitable investment opportunities offered to the Company or reducing the yield necessary to consummate an investment; increased costs related to compliance with laws, including environmental laws; general business and economic conditions and other risk factors described in the Company's reports filed from time to time with the Commission. The Company cautions readers not to place undue reliance on any such forward looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

     The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Company's financial statements and the notes thereto. As discussed in Notes 1 and 2, the Company completed an initial public offering ('IPO') of its Common Stock on August 29, 1997 and on October 1, 1997 began to operate so as to qualify to be taxed as a RIC. After the IPO, the Company changed its primary business plan and format from structuring and arranging financing for buyout transactions on a fee for services basis to being a lender to and investor in middle market companies. As a result of the changes, the Company's predominant source of operating income has changed from financial performance and advisory fees to interest and dividends earned from investing the Company's assets in debt and equity of businesses. Additionally, pursuant to RIC accounting requirements, effective October 1, 1997, the Company's accounting for its operating subsidiary, CIC, changed from a consolidated basis to the equity method. The financial results of the Company for the periods through September 30, 1997 are not comparable to periods commencing October 1, 1997 and are not expected to be representative of the financial results of the Company in the future. Accordingly, those periods are discussed separately.

Portfolio Composition

     The Company's primary business is investing in and lending to privately-owned businesses through investments in senior debt, subordinated debt with detachable common stock warrants, preferred stock and common stock. The total portfolio value of investments in non-publicly traded securities was $182,498, $165,035 and $20,645 at March 31, 1999, December 31, 1998, and
December 31, 1997, respectively. During the three months ended March 31, 1999 (the 'First Quarter 1999'), the year ended December 31, 1998, and the three months ended December 31, 1997, the Company made investments totaling $26,212 and advanced $1,800 previously committed under working capital facilities, $150,249, including $7,384 in funds committed but undrawn under credit facilities, and $20,622 respectively. The weighted average effective interest rate on the investment portfolio was 13.1%, 13.0% and 12.2%, respectively, at March 31, 1999, December 31, 1998, and December 31, 1997. A summary of the composition of the Company's portfolio of non-publicly traded securities at March 31, 1999, December 31, 1998, and December 31, 1997 is shown in the following table:

                                                                                            December 31,
                                                                                       ----------------------
                                                                  March 31, 1999        1998            1997
                                                                  --------------       ------          ------
   Senior debt.................................................        15.4%            15.0%           27.7%
   Subordinated debt...........................................        66.1%            65.5%           53.5%
   Convertible preferred stock.................................         1.6%             3.3%           11.2%
   Common Stock warrants.......................................        15.1%            13.5%            7.6%
   Common Stock................................................         1.8%             2.7%             --

     The Company expects its portfolio composition for the remainder of 1999 to be similar to its portfolio composition at March 31, 1999 and at December 31, 1998. The Company will continue to weight its portfolio composition heavily toward investments in subordinated debt with detachable warrants.

     The following table shows the portfolio composition by industry grouping:

                                                                                            December 31,
                                                                                       ----------------------
                                                                  March 31, 1999        1998            1997
                                                                  --------------       ------          ------
   Manufacturing...............................................        63.2%            66.1%           52.8%
   Health Care.................................................         9.6%              --              --
   Media.......................................................         8.5%             9.1%             --
   Construction................................................         9.1%            10.0%             --
   Wholesale & Retail..........................................         2.7%             7.4%           30.0%
   Transportation..............................................         4.9%             5.4%             --
   Service.....................................................         2.0%             2.0%           17.2%

     Management expects that the largest percentage of its investments will continue to be in manufacturing companies; however, the Company intends to continue to diversify its portfolio and will explore new investment opportunities in a variety of industries.

Results of Operations

     The Company's financial performance, as reflected in its Statements of Operations, is composed of four primary elements. The first element is 'Net operating income (loss),' which for periods prior to October 1, 1997 ('Pre-RIC'), is the difference between the Company's revenue earned from arranging financing for middle market companies and other financial advisory work and its total operating expenses including ESOP contributions, depreciation and interest expense. For periods prior to October 1, 1997, ESOP contributions represented a significant component of total operating expenses. All required contributions to the Company's ESOP have been made by the Company, and further contributions will be made at the discretion of the Company's Board of Directors. Net operating income (loss) for periods commencing October 1, 1997 ('Post-RIC'), is primarily the interest and dividends earned from investing in debt and equity securities and the equity in earnings of its unconsolidated operating subsidiary less the operating expenses of the Company. The second element is 'Change in unrealized appreciation of investments,' which is the net change in the estimated fair value of the Company's portfolio assets at the end of the period compared with their estimated fair values at the beginning of the period or their stated costs, as appropriate. The third element is 'Realized gain on investments,' which reflects the difference between the proceeds from a sale or maturity of a portfolio investment and the cost at which the investment was carried on the Company's balance sheet. The fourth element is 'Provision for income taxes,' which reflects a statutory tax rate applied to the Company's pretax income, under generally accepted accounting principles in the United States consistently applied ('GAAP'), for pre-RIC periods. Actual taxes paid have historically been lower than the provision primarily due to the temporary difference of the unrealized appreciation of investments which has resulted in a deferred tax liability on the pre-RIC balance sheet of CIC. For post-RIC periods, the Company intends to operate so as to qualify to be taxed as a RIC. As long as the Company qualifies as a RIC, it will be able to take a deduction against its otherwise taxable income for certain dividends it pays, allowing it to substantially reduce or eliminate its corporate level federal income tax liability. As a result, the provisions for income taxes for post-RIC periods are expected to be minimal.

     As discussed above, as a RIC, the Company is required to account for investments in operating subsidiaries under the equity method, regardless of ownership interest. Accordingly, the Company's investment in CIC, which prior to RIC status was consolidated, is presented on the equity method effective October 1, 1997. Therefore, commencing on October 1, 1997, and consistent with the equity method of accounting, the portfolio companies owned by CIC are not reported separately by the Company.

Three Months Ended March 31, 1999 and 1998.

                                                                                        Three Months Ended
                                                                                            March 31,
                                                                                   ----------------------------
                                                                                       1999            1998
                                                                                   ------------    ------------
Operating income................................................................      $6,520          $3,292
Operating expenses..............................................................       1,398             444
Equity in (loss) earnings of unconsolidated operating subsidiary................        (395)            101
                                                                                     -------         -------
Net operating income............................................................       4,727           2,949
Realized gain on investments....................................................         316              --
Increase in unrealized appreciation of investments..............................       1,981              28
                                                                                     -------         -------
Net increase in shareholders' equity resulting from operations..................      $7,024          $2,977
                                                                                      ======          ======

     Total operating income for the First Quarter 1999 increased $3,228, or 98%, compared to the three months ended March 31, 1998 (the 'First Quarter 1998'). The increase in operating income is a result of the Company closing 15 investments in private companies totaling $141 million between March 31, 1998 and March 31, 1999. For the First Quarter 1999, operating income consisted of $666 in loan fees, $5,813 in interest and dividends on non-publicly traded securities and $41 in interest on government agency securities, bank deposits and repurchase agreements; for the First Quarter 1998, operating income consisted of $612 in loan fees, $1,207 in interest and dividends on non-publicly traded securities and $1,473 in interest on government agency securities, bank deposits and repurchase agreements. The First Quarter 1999 loan fees include $288 in prepayment fees collected as a result of the repayment of $5,000 in subordinated debt and the sale of senior and subordinated debt of $2,667. As the Company increases its investment portfolio of non-publicly traded securities, the interest and dividends the Company realizes on these securities will also increase.

     Operating expenses for the First Quarter 1999 increased $954, or 215%, over the same period in 1998. The increase is primarily due to interest expense of $794 in the First Quarter 1999, which resulted from the Company's $41,070 weighted average borrowings under credit facilities and notes payable. The weighted average interest rates on borrowings at March 31, 1999 was 7.7%. Operating expenses also increased due to the increase in salaries and benefits from $170 the three months ended March 31, 1998 to $310 for the same period in 1999. The Company had 32 and 21 employees at March 31, 1999 and 1998, respectively. The increase in salary and benefit expense is directly attributable to the increase in the number of employees. The Company intends to continue to hire new professionals in 1999 to support anticipated portfolio growth.

     Equity in (loss) earnings of unconsolidated operating subsidiary, which represents CIC's results, decreased from a gain of $101 for First Quarter 1998 to a loss of $(395) for First Quarter 1999. For the three months ended March 31, 1999, CIC's results included $1,435 of operating income, $2,044 of operating expenses, $925 of realized gains on investments, $954 of unrealized depreciation of investments, and $243 in other income. The realized gain was a result of the sale of CIC's common stock investment in Four S Baking Company and the unrealized depreciation was due to the reversal of previously recorded unrealized appreciation of CIC's Four S Baking Company investment. For the three months ended March 31, 1998, CIC's results included $1,779 of operating income, $1,546 of operating expenses, $96 of unrealized depreciation of investments, and $36 of other expenses. The decrease in CIC's earnings was primarily attributable to the $556 increase in salary and benefits expense caused by the increase in the number of employees noted above.

     During the First Quarter 1999, the Company recorded a net realized gain of $316 on the sale of its investment of Four S Baking Company. Total proceeds from the sale of securities, which included senior debt, subordinated debt, preferred stock, common stock warrants, and common stock, were $7,163. The net realized gain is comprised of the realization of the unamortized loan discounts.

     The increase in unrealized appreciation of investments is based on portfolio asset valuations determined by the Company's Board of Directors. The unrealized appreciation of investments for the First Quarter 1999 increased $1,953 over the First Quarter 1998. The increase for the First Quarter 1999 was comprised of valuation increases of $2,468 at four portfolio companies and valuation decreases of $487 at six portfolio companies.

Year Ended December 31, 1998.

     The operating results for the year ended December 31, 1998 are as follows:

                                                                                    Year Ended
                                                                                 December 31, 1998
                                                                                 -----------------
   Operating income...........................................................        $16,979
   Operating expenses.........................................................          1,709
   Equity in loss of unconsolidated operating subsidiary......................           (482)
                                                                                      -------
   Net operating income.......................................................         14,788
   Increase in unrealized appreciation of investments.........................          2,127
                                                                                      -------
   Net increase in shareholders' equity resulting from operations.............        $16,915
                                                                                      =======

     Total operating income consisted of $2,549 in loan processing fees and $11,020 in interest and dividends on non-publicly traded securities and $3,410 in interest on government agency securities, bank deposits and repurchase agreements. The loan fees were earned as result of closing fourteen investments in private companies totaling $150 million during the year.

     Operating expenses for the year consisted of $843 in salaries and benefits, $809 in general and administrative expenses and $57 in interest expense.

     Equity in loss of unconsolidated operating subsidiary represents CIC's results. For the year ended December 31, 1998, CIC's results included $5,227 of operating income, $6,451 of operating expenses, $481 of unrealized appreciation of investments, and $202 in other income.

     The increase in unrealized appreciation of investments as discussed in Note 2 to the financial statements is based on portfolio asset valuations determined by the Company's Board of Directors. The increase in unrealized appreciation of investments for the year ended December 31, 1998 is $2,127, which consists of valuation increases of $2,324 at nine portfolio companies and valuation decreases of $197 at three portfolio companies.

Three Months Ended December 31, 1997.

     The Post-RIC operating results for the three months ended December 31, 1997 are summarized as follows:

                                                                                    Year Ended
                                                                                 December 31, 1997
                                                                                 -----------------
   Operating income...........................................................        $2,797
   Operating expenses.........................................................           551
   Equity in earnings of unconsolidated operating subsidiary..................            24
                                                                                      ------
   Net operating income.......................................................         2,270
   Increase in unrealized appreciation of investments.........................           167
                                                                                      ------
   Net increase in shareholders' equity resulting from operations.............        $2,437
                                                                                      ======

     Total operating income consisted of approximately $700 in loan processing fees and $200 in interest on non-publicly traded securities and $1,900 in interest on government agency securities and overnight repurchase agreements. The loan fees were earned as a result of closing three investments in private companies totaling $21 million during the period.

     Operating expenses for the period consisted of $243 in salaries and benefits and $308 in general and administrative expenses.

     Equity in earnings of unconsolidated operating subsidiary represents CIC's results including the portfolio companies. For the three months ended December 31, 1997, CIC's results included $414 of operating income, $987 of operating expenses, $605 of unrealized appreciation of investment and $8 in tax provisions.

     The increase in unrealized appreciation of investments as discussed in Note 2 to the financial statements is determined by the Company's Board of Directors. The change in unrealized appreciation of investments for the three month period is $167 which consists of an increase of $52 in the valuation of the government agency securities and an increase of $115 in the valuation of the investments in private companies.

Nine Months Ended September 30, 1997 and 1996.

     The operating results for the nine months ended September 30, 1997 compared to nine months ended September 30, 1996.

                                                                                      Nine Months Ended
                                                                                        September 30,
                                                                                 ---------------------------
                                                                                     1997           1996
                                                                                 ------------    -----------
   Operating income...........................................................      $2,901         $1,758
   Operating expenses.........................................................       2,651          1,921
                                                                                    ------         ------
   Net operating income.......................................................         250           (163)
   Increase in unrealized appreciation of investments.........................       5,321            441
   Provision for income taxes.................................................       2,128            109
                                                                                    ------         ------
   Net increase in shareholders' equity resulting from operations.............      $3,443         $  169
                                                                                    ======         ======

     Total operating income was $2,901 for the nine months ended September 30, 1997, compared to $1,758 for the nine months ended September 30, 1996, a 65.0% increase. Financial advisory fees were $1,122 and $1,300 for the nine months ended September 30, 1997 and 1996, respectively. The decline in financial advisory fees was attributable to a relative increase in management attention to engagements producing financial performance fees, and to the IPO. Financial performance fees were $798 and $241 for the nine months ended September 30, 1997 and 1996, respectively. The increase in financial performance fees was associated with the Company's successful completion of an engagement to advise the Allied Pilots Association on the structuring of an employee option plan at American Airlines. Other operating income was $428 and $265 for the nine months ended September 30, 1997 and 1996, respectively. The increase in other operating income was attributable to a higher level of expense reimbursement for the Company. Included in total operating revenue for the nine months ended September 30, 1997, was interest income earned on investment securities and overnight repurchase agreements of $553.

     Total operating expenses for the nine months ended September 30, 1997 and 1996, were $2,651 and $1,921, respectively, an increase of 38.0%. Salaries and benefits for the nine months ended September 30, 1997 and 1996, were $1,221 and $935, respectively, a 30.6% increase which was predominantly associated with increased levels of staffing. General and administrative expenses for the nine months ended September 30, 1997 and 1996, were $1,514 and $772, respectively, a 96.1% increase primarily associated with the increased use of consultants by the Company. The increase in other expenses is attributable to a variety of expenses associated with potential transactions. For the nine months ended September 30, 1997 and 1996, interest expense was $60 and $21, respectively. The increase in interest expense relates to the Company's increased levels of working capital for the period in 1997 prior to the IPO.

     During the nine months ended September 30, 1997, the Company changed its evaluation of collectibility of a receivable from Martino's Bakery, Inc., due to Martino's improved financial condition, restructuring of repayment terms, and subsequent payment history. Therefore, the Company recorded a reversal in its provision for doubtful accounts totaling $177. During the nine months ended September 30, 1996, the Company had accrued $164 as a provision for doubtful accounts related to two companies, one of which was Martino's Bakery, Inc.

     For the nine months ended September 30, 1997 and 1996, the Company recorded net increases in unrealized appreciation of investments in its portfolio companies of $5,321 and $441, respectively. Included in unrealized appreciation of investments during the first nine months of 1997 was $4,400 associated with the acquisition of Biddeford Textile Company, formerly the blanket operation of the electric blanket manufacturing division of Sunbeam Products, Inc. Also included in unrealized appreciation of investments during the first nine months of 1997 was appreciation of $731 associated with the Company's investment in Mobile Tool International, Inc., appreciation of $356 associated with Four S Baking Company, Inc., and depreciation of $138 associated with Martino's Bakery, Inc.

     The following table sets forth the components of the increase in unrealized appreciation of investments for the nine months ended September 30, 1997 and 1996:

                                                                                    Nine Months Ended
                                                                                      September 30,
                                                                            --------------------------------
                                                                                1997             1996
                                                                            -------------    ---------------
  Government Securities..................................................      $  (27)           $   --
  Erie Forge and Steel, Inc..............................................          --               153
  Four S Baking Company..................................................         355               (54)
  Indiana Steel & Wire Corporation.......................................          --                 7
  Martino's Bakery, Inc..................................................        (138)              143
  Mobile Tool International, Inc.........................................         731               192
  Biddeford Textile Corporation..........................................       4,400                --
                                                                               ------            ------
  Increase in unrealized appreciation of investments.....................      $5,321            $  441
                                                                               ======            ======

     The Company recorded provisions for income taxes for the nine months ended September 30, 1997 and 1996, of $2,129 and $109, respectively. Unrealized appreciation (depreciation) of investments does not affect the actual tax paid by the Company. However, under GAAP, the Company provides for income taxes based on its GAAP pretax income, which includes unrealized appreciation (depreciation) of investments. Actual income taxes paid may differ substantially from the provision for income taxes. The Company accounted for this difference by recognition of a deferred tax liability in the Pre-RIC balance sheet of CIC.

Year Ended December 31, 1996.

                                                                                   Year Ended
                                                                                December 31, 1996
                                                                                -----------------
  Operating income...........................................................        $2,746
  Operating expenses excluding ESOP contribution.............................         2,645
  ESOP contribution..........................................................           216
                                                                                     ------
  Total operation expenses...................................................         2,861
                                                                                     ------
  Net operating loss before investment activity..............................          (115)
  Increase in unrealized appreciation of investments.........................           483
  Provision for income taxes.................................................           159
                                                                                     ------
  Net increase in shareholders' equity resulting from operations.............        $  209
                                                                                     ======

     Operating income consists predominantly of financial advisory fees and financial performance fees. During 1996, financial advisory fees and financial performance fees constituted 86.9% of total revenue.

     Total operating expenses at the Company were $2,861 in 1996. Salaries and benefits, excluding ESOP contributions, were $1,067 in 1996. General and administrative and other expenses were $1,282 in 1996.

     The Company's interest expense was $33 in 1996. Interest expense is primarily associated with credit facilities used by the Company to support its working capital requirements and to finance a portion of its investments in middle market companies. The Company's total borrowings under these facilities were approximately $430 at December 31, 1996. In addition, the Company had a note payable to its President in the amount of $74 at December 31, 1996. During 1996, the Company has paid interest on its debt obligations to unrelated parties at rates ranging from 1.5% above the lender's base rate of interest to 3% above such rate. The rate of interest on the Company's note payable to its President was 4% above the prime rate of interest.

     The Company made ESOP contributions of $216 in 1996. These contributions represent an allocation of the preferred stock held by the ESOP to the Company's employees, which preferred stock was converted into Common Stock on a one for one basis on July 28, 1997. As a result, these contributions did not result in a cash outflow from the Company. These contributions were deductible for tax purposes and served to reduce the Company's tax obligations. At December 31, 1996, unearned ESOP shares totaled $117 and the Company's obligation to make further contributions to the ESOP was limited to that amount.

     For the year ended December 31, 1996, the Company recorded net increases in unrealized appreciation of investments of $483 as follows:

                                                                                   Year Ended
                                                                                December 31, 1996
                                                                                -----------------
  Erie Forge and Steel.......................................................        $  204
  Four S Baking Company......................................................           (81)
  Indiana Steel & Wire Corporation...........................................             9
  Martino's Bakery, Inc......................................................           156
  Mobile Tool International, Inc.............................................           195
                                                                                     ------
  Increase in unrealized appreciation of investments.........................        $  483
                                                                                     ======

       During 1996, the Company was taxed as a C Corporation. Unrealized appreciation (depreciation) of investments does not affect the actual tax paid by the Company. However, under GAAP, the Company provides for income taxes based on its GAAP pretax income, which includes unrealized appreciation (depreciation) of investments. The Company accounted for this difference by recognition of a deferred tax provision of $159 in 1996.

Financial Condition, Liquidity, and Capital Resources

     As of March 31, 1999, the Company had $1,231 in cash and cash equivalents and $68,991 in investments in Federal agency securities. In addition, the Company had outstanding debt secured by assets of the Company of $30,000 in borrowings under credit facilities and $77,091 in short term notes payable. During 1998, the Company's primary source of funding was the proceeds received in connection with its IPO. The Company completed investing the proceeds of its IPO during 1998 and began funding its investments with proceeds from a line of credit and short term borrowings.

     Description of CP Conduit Facility. As of March 31, 1999, the Company closed its maximum $100,000 CP Conduit Facility (the maximum commitment amount under the facility has since been increased to $125,000). In connection with the closing, the Company established ACS Funding Trust I (the 'Trust'), an affiliated business trust and contributed or sold to the Trust approximately $157,000 in loans. Subject to certain conditions, the Company will remain servicer of the loans. Simultaneously with the initial contribution, the Trust entered into a loan agreement with First Union Capital Markets Corp., as deal agent, and certain other parties providing for loans in an amount up to 50% of the eligible loan balance subject to certain concentration limits. The committed term of this CP Conduit Facility is two years and interest on borrowings will be charged at LIBOR plus 2.50%. The full amount of principal is payable over two years beginning at the end of the term and interest is payable monthly. The Company will use borrowings under this facility to repay existing debt and to continue making investments in the debt and equity securities of middle market companies. In order to manage interest rate risk associated with the floating rate borrowings, the Company or ACAS Funding will enter into hedging agreements. The Company intends to use derivative instruments for non-trading and non-speculative purposes only. This CP Conduit Facility contains certain default provisions as described under 'Risk Factors--Our CP Conduit Facility Imposes Certain Limitations On Us.'

     In order to maintain its RIC status, the Company is required to distribute annually 90% or more of its net operating income and net realized short-term capital gains to stockholders. The Company anticipates having to issue debt or equity securities in addition to the above borrowings to expand its investments in middle market companies. The terms of the future debt and equity issuances can not be determined and there can be no assurances that the debt or equity markets will be available to the Company on terms it deems favorable.

Portfolio Credit Quality

     The Company has implemented a system under which it grades all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower's business, the collateral coverage of the loans and other factors considered relevant. Under this system, management believes that loans with a grade of 4 involve the least amount of risk in the Company's portfolio. The borrower is performing above expectations and the trends and risk factors are generally favorable. Management believes that loans graded 3 involve an acceptable level of risk that is similar to the risk at the time of origination. The borrower is performing as expected and the risk factors are neutral to favorable. All new loans are initially graded 3.

     Loans graded 2 involve a borrower performing below expectations and the loan risk has increased since origination. The borrower may be out of compliance with debt covenants, however, loan payments are not more than 120 days past due. For loans graded 2, the Company's management will increase procedures to monitor the borrower and will write down the fair value of the loan if it is deemed to be impaired. A loan grade of 1 indicates that the borrower is performing materially below expectations and the loan risk has substantially increased since origination. Some or all of the debt covenants are out of compliance and payments are delinquent. Loans graded 1 are not anticipated to be repaid in full and the Company will reduce the fair market value of the loan to the amount it anticipates will be recovered.

     To monitor and manage the investment portfolio risk, management tracks the weighted average portfolio grade. The weighted average portfolio grade was 3.0 and 3.2 at March 31, 1999 and December 31, 1998, respectively. In addition, all of the Company's outstanding loans are performing and paying as agreed as of March 31, 1999. At March 31, 1999, the Company's portfolio was graded as follows:

                        Investments at        Percentage of Total
            Grade            Value                 Portfolio
            -----       --------------        -------------------
              4            $ 30,709                  16.8%
              3             142,938                  78.3%
              2               8,851                   4.9%
              1                  --                    --
                           --------                 -----
                           $182,498                 100.0%
                           ========                 =====

Impact of the Year 2000

     The 'Year 2000 Issue' is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs or hardware that have date-sensitive software or embedded chips may recognize a date using '00' as the year 1900 rather than the Year 2000. This could result in a system failure or miscalculations causing disruption of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities. The Company created a Year 2000 Compliance Committee to address the Year 2000 compliance of the Company's information technology and non-information technology systems, the systems of third parties, and the systems of the portfolio companies. The Company has also engaged outside technology consultants to assist with its Year 2000 project.

     All of the software used by the Company in its information technology systems is provided by outside vendors. The Company has taken an inventory of all of its information technology systems and is in the process of obtaining Year 2000 compliance designations from its vendors and internally conducting compliance testing. Based on its assessment of its information technology systems, management has identified the general ledger software package as the significant system that is Year 2000 non-compliant. As such, the Company will replace its accounting software with a new, Year 2000 compliant software package. The new accounting software and all necessary modifications to other information technology systems will be completed by August, 1999.

     The Company is also evaluating the Year 2000 compliance of its non-information technology systems, which includes the Company's office equipment other than its computers and communications equipment. The Company has contacted its office equipment vendors to obtain Year 2000 compliance designations. The Company believes it will complete the remediation, testing and implementation of these non-information technology systems by July, 1999.

     The Company has contacted third parties that do not share information systems with the Company ('external agents'). These third parties include the Company's banks, landlords, utility companies, telecommunication providers and other vendors. To date, the Company is not aware of any external agent Year 2000 issue that would have a material adverse effect on the Company's results of operations, liquidity, or capital resources. However, the Company has no means of ensuring that external agents will be Year 2000 compliant by the end of this year. The inability of external agents to complete their Year 2000 compliance process in a timely fashion could have a material adverse effect on the Company. The effect of non-compliance by external agents is not determinable.

     The Company is also evaluating the Year 2000 readiness of its portfolio companies. Beginning in the summer of 1998, the Company has required that each portfolio company expressly warrant in its loan agreement that it is or will be Year 2000 compliant prior to December 31, 1999. The Company has also submitted questionnaires to all of its portfolio companies to determine their exposure to the Year 2000 problem and the adequacy of their plans to address the issues. Over 90% of the portfolio companies have responded to the questionnaire. Based on the correspondence received from the portfolio companies, management believes that over 80% of its portfolio companies have either no material exposure to the Year 2000 issue or are adequately carrying out their plans to address their exposure. The Company has either not received complete questionnaires from the remaining 20% of the portfolio companies or has requested that the portfolio companies improve the scope and detail of their responses. The Company intends to follow up with the portfolio companies to ensure that they have executed their compliance plan by June 30, 1999.

     Throughout 1999, the Company will continue to address any issues of Year 2000 non-compliance and further develop its contingency plan to ensure business operations in the event of systems failure in the Year 2000. The Company is utilizing both internal and external resources to reprogram or replace, test, and implement the software and other systems for Year 2000 modifications. The Company estimates that the cost of its Year 2000 project will be less than $125. This amount includes the cost of additional software, reviewing the portfolio companies' readiness, and outside systems professionals working on the Company's Year 2000 compliance.

     The Company's plans to complete the Year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events including the continued availability of certain resources, estimates on the status of completion and the total expected costs. However, there can be no guarantee that these estimates will be achieved and actual results could differ materially from those plans. Specific issues that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties. Significant systems failures at the Company, a third party, or the portfolio companies could have a materially adverse effect on the Company's business. While the Company believes that its portfolio companies are adequately addressing the Year 2000 issue, no assurance can be given that some of its portfolio companies will not suffer material adverse effects from Year 2000 issues. Management believes that the most likely worst case Year 2000 scenario is a material decrease in interest income and an impairment in the valuation of the Company's investment portfolio. The magnitude of these material adverse effects on the portfolio companies and the operating results and financials of the Company cannot be determined at this time.

Impact of Inflation

     Management believes that inflation can influence the value of the Company's investments through the impact it may have on the capital markets, the valuations of business enterprises and the relationship of the valuations to underlying earnings.

                                      BUSINESS

     The Company was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an IPO of 10,382,437 shares of its Common Stock and became a non-diversified, closed end investment company that has elected to be treated as a BDC under the 1940 Act. On October 1, 1997, the Company began operations so as to qualify to be taxed as a RIC as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the 'Code'). As contemplated by these transactions, the Company materially changed its business plan and format from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. The Company continues to provide financial advisory services to businesses through CIC, a wholly-owned subsidiary. The Company had established itself as a leading firm in structuring and obtaining funding for management and employee buyouts of subsidiaries, divisions and product lines being divested by larger corporations through the use of ESOPs. From its formation in 1986 through the IPO, the Company arranged 29 financing transactions aggregating over $400 million and invested in the equity securities of eight of those transactions. From the IPO through March 31, 1999, the Company invested $197 million in debt and equity securities of middle market companies including over $5 million in funds committed but undrawn under credit facilities.

     The Company is a buyout and specialty finance company that is principally engaged in providing senior debt, subordinated debt and equity to middle market companies in need of capital for management buyouts including ESOP buyouts, growth, acquisitions, liquidity and restructuring. The Company's ability to fund the entire capital structure is an advantage in completing middle market transactions. The Company generally invests up to $20 million in each transaction and through its subsidiary, CIC, will arrange and secure capital for larger transactions. The Company's primary business objectives are to increase its net operating income and net asset value by investing its assets in senior debt, subordinated debt with detachable warrants and equity of middle market companies with attractive current yields and potential for equity appreciation. The Company's loans typically range from $3 million to $20 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate, plus a margin. The Company prices its debt and equity investments based on its analysis of each transaction. As of March 31, 1999, the weighted average effective yield on the Company's investments was 13.1%.

     In most cases, the Company receives Put Rights under various circumstances including, typically, the repayment of the Company's loans or debt securities. The Company may use its Put Rights to dispose of its equity interest in a business, although the Company's ability to exercise Put Rights may be limited or nonexistent if a business is illiquid. In most cases, the Company also receives the right to representation on the businesses' board of directors. At March 31, 1999, the Company had board seats on 13 out of 17 businesses and had board observation rights on 2 of the remaining businesses in which it has made investments.

     The Company generally acquires equity interests in the companies from which it has purchased debt securities with the goal of enhancing its overall return. As of March 31, 1999, the Company had a weighted average ownership interest of 26.7% in our portfolio companies. The Company is prepared to be a long-term partner to its portfolio companies thereby positioning the Company to participate in their future financing needs. The opportunity to liquidate its investments and realize a gain may occur if the business recapitalizes its equity, either through a sale to new owners or a public offering of its equity or if the Company exercises its Put Rights. The Company generally does not have the right to require that a business undergo an initial public offering by registering securities under the Securities Act of 1933, but the Company generally does have the right to sell its equity interests in a public offering by the business to the extent permitted by the underwriters.

     The Company makes available significant managerial assistance to its portfolio companies. Such assistance typically involves closely monitoring the operations of the company, hiring additional senior management, if needed, being available for consultation with its officers, developing the business plan and providing financial guidance and participating on its board of directors. Providing assistance to its borrowers serves as a means of influence for the Company as well as an opportunity for the Company to assist in maximizing the value of the portfolio company.

     Prior to the IPO, the Company established itself as a leading firm in structuring and obtaining funding for management and employee buyouts of subsidiaries, divisions and product lines being divested by larger corporations through the use of an ESOP. The selling entities have included Sunbeam Corporation, the U.S. Office of Personnel Management, American Premier Underwriters, Inc. (formerly Penn Central Corporation), Campbell Soup Company, Union Carbide Corporation, National Forge Company, Inc., Air Products Company, Ampco-Pittsburgh Corporation and British Petroleum Company. In most of the ESOP transactions structured by the Company, the employees agree to restructure their wages and benefits so that overall cash compensation is reduced while contributions of stock are made to an ESOP. The resulting company is structured so that the fair market value of stock contributed to the ESOP can be deducted from corporate income before paying taxes. Restructuring employee compensation together with the ESOP tax advantages has the effect of improving the cash flow of the ESOP company. The Company is a leading firm in structuring and implementing ESOP employee buyouts. The Company believes that its ESOP knowledge and experience and its ability to fund transactions positions the Company favorably in the market place.

     The Company provides financial advisory services and structuring of transactions through its wholly-owned subsidiary CIC. The typical advisory engagement includes a monthly retainer and a performance fee contingent upon closing of the transaction or event which is the subject of the engagement. Management believes that future growth of CIC is attainable through adding additional professionals, by gaining additional market share and by realizing the benefits of what is expected to be an increasing client base, which should expand as a result of its relationship with the Company.

     The Company believes that, through the structuring and advisory business, it has established an extensive referral network comprised of venture capitalists, investment bankers, attorneys, accountants, commercial bankers, unions, business and financial brokers, and existing ESOP companies. The Company has also developed an extensive set of Internet sites that generates financing requests and provides businesses an efficient tool for learning about the Company and its capabilities.

     The Company has a marketing department headed by a vice president of marketing dedicated to maintaining contact with members of the referral network and receiving opportunities for the Company to consider. During 1998, the vice president of marketing received in excess of 1,500 transactions for consideration. Many of those transactions did not meet the Company's criteria for initial consideration, but the opportunities that met those criteria were sent to the Company's principals for further review and consideration. The vice president of marketing and CIC are continuing the relationships with the referral network and the Company utilizes the referral network and CIC's client base as its primary sources of investment opportunities.

     The Company's executive offices are located at 3 Bethesda Metro Center, Suite 860, Bethesda, MD 20814 and its telephone number is (301) 951-6122. In addition to its executive offices, the Company maintains offices in New York, Boston, Pittsburgh, San Francisco, Chicago and Dallas.

Internet Strategy

     The Company believes that the Internet is a significant medium for information and business commerce. The Company has been active in developing an Internet web site that provides background and promotional information about the Company and refers financing leads to the Company. During 1998, a $15.5 million portfolio investment by the Company was originated as a result of the Internet site. The site also generated other prospective opportunities that the Company chose not to pursue because they did not meet the Company's investment criteria. The Company has developed a strategy to utilize the Internet to expand its core business, add value to its portfolio companies and enhance the liquidity of its assets and thereby add value to its stockholders. The Company's strategy is as follows:

     o Financial Portal For Middle Market Companies. The Company intends to operate a financial portal web site that middle market businesses can utilize to learn about corporate finance, value their company, build financial models, develop financing memorandums, find professionals to assist in the financing process, find sources of capital and research financing terms, criteria and the availability of a variety of financing options. This site will also allow businesses to complete applications online and submit them to the Company for consideration. The Company intends to have this site operational by the third quarter of 1999. The Company expects this site to generate additional opportunities to provide financing to middle market companies as well as opportunities to refer potential financing transactions that do not meet the Company's investment criteria to other lenders and finance companies.

     o Retail Internet Site For Products Manufactured By Portfolio
       Companies. The Company is in the early stages of developing web sites to market retail products manufactured by certain of its Portfolio Companies directly to consumers. Additionally, the Company intends to target for investment as possible Portfolio Companies manufacturing companies that manufacture products that may be sold through a retail Internet site. The strategy will entail a series of marketing joint ventures with these portfolio companies. The Company believes that these sites will provide incremental business to some of its portfolio companies and may thereby enhance the Company's return on its investment with respect to such portfolio companies. This initiative may lead to the creation of a new Internet marketing subsidiary of the Company with the potential for appreciation that would benefit the holders of our Common Stock.

     o Private Securities Auction Site. The Company has commenced developing a web site to auction certain securities of private companies to institutional investors. This site is in an early stage of development and will require the Company to meet numerous regulatory requirements, including requirements of the Commission, prior to commencing operation of the site. There is no assurance that such requirements can or will be met. The Company believes that it can use its expertise in originating securities to become a market maker in such securities and that the Internet will provide an efficient medium to make such a market and to communicate with and sell securities to qualified investors.

Lending and Investment Decision Criteria

     The Company reviews certain criteria in order to make investment decisions. The criteria listed below provide a general guide for the Company's lending and investment decisions, although not all criteria are required to be favorable in order for the Company to make an investment.

     Operating History. The Company focuses on target companies that have stable operating histories and are profitable or near profitable at existing operating levels. The Company reviews the target company's ability to service and repay debt based on its historical results of operations. The Company considers factors such as market shares, customer concentration, recession history, competitive environment and ability to sustain margins. The Company does not expect to lend or invest in start-up or other early stage companies.

     Growth. The Company considers a target company's ability to increase its cash flow. Anticipated growth is a key factor in determining the value ascribed to any warrants and equity interests acquired by the Company.

     Liquidation Value of Assets. Although the Company does not operate as an asset-based lender, liquidation value of the assets collateralizing the Company's loans is an important factor in many credit decisions. Emphasis is placed both on tangible assets (accounts receivable, inventory, plant, property and equipment) as well as intangible assets such as customer lists, networks, databases and recurring revenue streams.

     Experienced Management Team. The Company requires that each portfolio company have a management team that is experienced and properly incentivized through a significant ownership interest in the portfolio company. The Company requires that a potential recipient of the Company's financing have a management team who have demonstrated the ability to execute the portfolio company's objectives and implement its business plan.

     Exit Strategy. Prior to making an investment, the Company analyzes the potential for the target company to experience a liquidity event that will allow the Company to realize value for its equity position. Liquidity events include, among other things, a private sale of the Company's financial interest, a sale of the portfolio company, an initial public offering or a purchase by the portfolio company or one of its stockholders of the Company's equity position.

Operations

     Marketing and Origination Process. The Company and CIC have 24 professionals responsible for originating loans and investments and providing financial assistance to middle market companies and intends to hire an additional three to six professionals during the next twelve months. To discover potential financing opportunities, the Company has a dedicated marketing department headed by a vice president who manages an extensive referral network comprised of venture capitalists, investment bankers, unions, attorneys, accountants, commercial bankers, business and financial brokers and prospective or existing ESOP companies. The Company also has an extensive set of Internet sites that it uses to attract financing opportunities.

     Approval Process. The Company's financial professionals review informational packages in search of potential financing opportunities and conduct a due diligence investigation of each applicant that passes an initial screening process. This due diligence investigation generally includes one or more on-site visits, a review of the target company's historical and prospective financial information, interviews with management, employees, customers and vendors of the applicant, and background checks and research on the applicant's product, service or particular industry. The Company engages professionals such as environmental consultants, accountants, lawyers, risk managers and management consultants to perform elements of the due diligence review as it deems appropriate. Upon completion of a due diligence investigation, one of the Company's principals prepares an investment committee report summarizing the target company's historical and projected financial statements, industry and management team and analyzing its conformity to the Company's general investment criteria. The principal then presents this profile to the Company's Investment Committee. The Company's Investment Committee and the Company's Board of Directors must approve each financing.

     Portfolio Management. In addition to the review at the time of original underwriting, the Company attempts to preserve and enhance the earnings quality of its portfolio companies through proactive management of its relationships with its clients. This process includes attendance at portfolio company board meetings, management consultation and review and management of covenant compliance. The Company's investment and finance personnel regularly review portfolio company monthly financial statements to assess cash flow performance and trends, periodically evaluate the operations of the client, seek to identify industry or other economic issues that may adversely affect the client, and prepare quarterly summaries of the aggregate portfolio quality for management review.

     Support Services. A commercial bank provides certain administrative services for the Company's investments and also acts as the custodian of the Company's portfolio assets pursuant to and in accordance with the 1940 Act.

Loan Grading

     The Company has implemented a system to evaluate and classify all loans based on their current risk profile. The system requires the Director of Reporting and Compliance to grade a loan on a scale of one to four. Loans graded four involve the least amount of risk of loss, while loans graded one have an unacceptable level of risk and a high probability of loss. The loan grade is then reviewed and approved by the Investment Committee and the Board of Directors. This system is intended to reflect the performance of the portfolio company's business, the collateral coverage of the loans and other factors considered relevant. For more information regarding the Company's loan grading practices, see 'Management's Discussion and Analysis of Financial Condition and Results of Operations--Portfolio Credit Quality.'

Competition

     The Company competes with a large number of private equity funds and venture capital companies, investment banks and other equity and non-equity based investment funds; and other sources of financing, including traditional financial services companies such as commercial banks. Many of the Company's competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Company does. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to the Company. In addition, certain of the Company's competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures the Company faces will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, the Company may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that the Company will be able to identify and make investments that satisfy its investment objectives or that the Company will be able to fully invest its available capital.

Legal Proceedings

     While the Company may, from time to time, be a party to certain lawsuits in connection with its business it currently has no pending lawsuits.

Employees

     As of March 31, 1999, the Company had thirty-two employees, twenty-four of whom are professionals working on financings for middle market companies. The Company believes that the relations with its employees are excellent.

The Company's Operations as a BDC and RIC

     As a BDC, the Company may not acquire any asset other than Qualifying Assets unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of the Company's total assets. The principal categories of Qualifying Assets relevant to the business of the Company are the following:

     o securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined as any issuer that (a) is organized and has its principal place of business in the United States, (b) is not an investment company other than a small business investment company wholly-owned by the BDC, and (c) does not have any class of publicly-traded securities with respect to which a broker may extend credit;

     o securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

     o cash, cash items, Government securities, or high quality debt securities maturing in one year or less from the time of investment.

     The Company may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC unless authorized by vote of the holders of the majority, as defined in the 1940 Act, of the Company's outstanding voting securities. Since the Company made its BDC election, it has not made any substantial change in its structure or in the nature of its business.

     Since October 1, 1997, the Company has operated so as to qualify as a RIC under the Code. Generally, in order to qualify as a RIC, the Company must continue to qualify as a BDC and distribute to stockholders in a timely manner, at least 90% of its 'investment company taxable income' as defined by the Code. Also, the Company must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities as defined by the Code. Additionally, the Company must diversify its holdings so that (a) at least 50% of the value of the Company's assets consists of cash, cash items, government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets and 10% of the outstanding voting securities of the issuer and (b) no more than 25% of the value of the Company's assets (including those owned by CIC) are invested in the securities of one issuer (other than U.S. government securities and securities of other RICs), or of two or more issuers that are controlled by the Company and are engaged in the same or similar or related trades or businesses. If the Company qualifies as a RIC, it will not be subject to federal income tax on the portion of its taxable income and net capital gains it distributes in a timely fashion to stockholders. In addition, with respect to each calendar year, if the Company distributes or is treated as having distributed

(including amounts retained but designated as deemed distributed) in a timely manner 98% of its capital gain net income for each one-year period ending on October 31, and distributes 98% of its net ordinary income for such calendar year (as well as any income not distributed in prior years), it will not be subject to the 4% nondeductible federal excise tax imposed with respect to certain undistributed income of RICs.

     If the Company fails to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in such year on all of its taxable income, regardless of whether the Company makes any distribution to its stockholders. In addition, in that case, all of the Company's distributions to its stockholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits).

     Our wholly-owned subsidiary, CIC, is an ordinary corporation that is subject to corporate level federal income tax.

Temporary Investments

     Pending investment in other types of Qualifying Assets, the Company has invested its otherwise uninvested cash primarily in cash, cash items, government securities, agency paper or high quality debt securities maturing in one year or less from the time of investment in such high quality debt investments ('Temporary Investments') so that at least seventy percent (70%) of its assets are Qualifying Assets. Typically, the Company invests in U.S. Treasury bills. Additionally, the Company may invest in repurchase obligations of a 'primary dealer' in government securities (as designated by the Federal Reserve Bank of New York) or of any other dealer whose credit has been established to the satisfaction of the Board of Directors. There is no percentage restriction on the proportion of the Company's assets that may be invested in such repurchase agreements. A repurchase agreement involves the purchase by an investor, such as the Company, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Such interest rate is effective for the period of time during which the investor's money is invested in the arrangement and is related to current market interest rates rather than the coupon rate on the purchased security. The Company requires the continual maintenance by its custodian or the correspondent in its account with the Federal Reserve/Treasury Book Entry System of underlying securities in an amount at least equal to the repurchase price. If the seller were to default on its repurchase obligation, the Company might suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. A seller's bankruptcy could delay or prevent a sale of the underlying securities.

Leverage

     For the purpose of making investments and to take advantage of favorable interest rates, the Company has issued, and intends to continue to issue, senior debt securities and other evidences of indebtedness, up to the maximum amount permitted by the 1940 Act, which currently permits the Company, as a BDC, to issue senior debt securities and preferred stock (collectively, 'Senior Securities') in amounts such that the Company's asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of Senior Securities. Such indebtedness may also be incurred for the purpose of effecting share repurchases. As a result, the Company is exposed to the risks of leverage. Although the Company has no current intention to do so, it has retained the right to issue preferred stock. As permitted by the 1940 Act, the Company may, in addition, borrow amounts up to five percent (5%) of its total assets for temporary purposes.

Investment Objectives and Policies

     The Company's investment objectives are to achieve a high level of current income from the collection of interest and advisory fees, as well as long-term growth in its stockholders' equity through the appreciation in value of the Company's equity interests in the portfolio companies in which it invests. The following restrictions, along with these investment objectives, are the Company's only fundamental policies--that is, policies which may not be changed without the approval of the holders of the majority, as defined in the 1940 Act, of the Company's outstanding voting securities. The percentage restrictions set forth below other than the restriction pertaining to the issuance of Senior Securities, as well as those contained elsewhere in this Prospectus, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by the Company will not require the Company to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

     The Company will at all times conduct its business so as to retain its status as a BDC. In order to retain that status, the Company may not acquire any assets (other than non-investment assets necessary and appropriate to its operations as a BDC) if after giving effect to such acquisition the value of its 'Qualifying Assets' amounts to less than 70% of the value of its total assets. For a summary definition of 'Qualifying Assets,' see 'Regulation.' The Company believes that the securities it proposes to acquire (provided that the Company controls, or through its officers or other participants in the financing transaction, makes significant managerial assistance available to the issuers of these securities), as well as Temporary Investments, will generally be Qualifying Assets. Securities of public companies, on the other hand, are generally not Qualifying Assets unless they were acquired in a distribution, in exchange for or upon the exercise of a right relating to securities that were Qualifying Assets.

     The Company may invest up to 100% of its assets in securities acquired directly from issuers in privately-negotiated transactions. With respect to such securities, the Company may, for the purpose of public resale, be deemed an 'underwriter' as that term is defined in the 1933 Act. The Company may invest up to 50% of its assets to acquire securities of issuers for the purpose of acquiring control (up to 100% of the voting securities) of such issuers. The Company will not concentrate its investments in any particular industry or group of industries. Therefore, the Company will not acquire any securities (except upon the exercise of a right related to previously acquired securities) if, as a result, 25% or more of the value of its total assets (including assets held by CIC) consists of securities of companies in the same industry.

     The Company may issue Senior Securities to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary or emergency purposes. A business development company may issue Senior Securities up to an amount so that the asset coverage, as defined in the 1940 Act, is at least 200% immediately after each issuance of Senior Securities.

     The Company will not (a) act as an underwriter of securities of other issuers (except to the extent that it may be deemed an 'underwriter' of securities purchased by it that must be registered under the 1933 Act before they may be offered or sold to the public); (b) purchase or sell real estate or interests in real estate or real estate investment trusts (except that the Company may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments and may own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate); (c) sell securities short; (d) purchase securities on margin (except to the extent that it may purchase securities with borrowed money); (e) write or buy put or call options (except to the extent of warrants or conversion privileges in connection with its acquisition financing or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances); (f) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations); or (g) acquire more than 3% of the voting stock of, or invest more than 5% of its total assets in any securities issued by, any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets. With regard to that portion of the Company's investments in securities issued by other investment companies it should be noted that such investments may subject the Company's stockholders to additional expenses.

Investment Advisor

     The Company has no investment advisor and is internally managed by its executive officers under the supervision of the Board of Directors.

                               PORTFOLIO COMPANIES

     The following table sets forth certain information as of March 31, 1999, regarding each portfolio company in which the Company currently has an equity investment. Unless otherwise noted in the table or the descriptions that follow the table, the only relationship between each portfolio company and the Company is the Company's investment. Any such loans and investments will be made in accordance with the Company's investment policies and procedures.

                                                                                         % of Class
                                                                                         Owned on a        Cost or Initial
      Name and Address of              Nature of                                           Fully              Value of
       Portfolio Company                Business             Type of Security         Diluted Basis(1)       Investment
--------------------------------    ----------------     ------------------------     ----------------     ---------------
AUXI Health, Inc. ..............    Home Health Care     Subordinated Debt.......                 --           $ 9,532
 810 Crescent                                            Common Stock Warrants...                20%             2,599
 Center Drive
 Franklin, TN 37067
BIW Connector Systems, Inc. ....    Specialty            Senior Debt.............                 --             3,404
 500 Tesconi Circle                 Connectors           Subordinated Debt.......                 --             6,740
 Santa Rosa, CA 95401                                    Member Interest
                                                           Warrants..............                20%               652
Centennial Broadcasting, LLC ...    Radio Stations       Subordinated Debt.......                 --            15,495
 3825 Forrestgate Drive
 Winston-Salem, NC 27103
Chance Coach, Inc. .............    Bus Manufacturer     Senior Debt.............                 --             1,232
 2811 North Ohio Street                                  Subordinated Debt.......                 --             7,171
 Wichita, KS 67219                                       Convertible Preferred
                                                           Stock.................                20%             2,000
                                                         Common Stock Warrants...              43.7%             4,041
                                                         Common Stock............              18.3%             1,896
Confluence Holdings Corp. ......    Kayak and Canoe      Senior Debt.............                 --            11,475
 3761 Old Glenola Road              Manufacturing        Subordinated Debt.......                 --             5,226
 Trinity, NC 27370                                       Common Stock Warrants...              18.0%             1,319
Cycle Gear, Inc. ...............    Motorcycle Parts     Senior Debt.............                 --               750
 303 43rd Street                    and Accessories      Subordinated Debt.......                 --               639
 Richmond, CA 94805                                      Common Stock Warrants...              16.5%               374
Decorative Surfaces                 Decorative Paper     Subordinated Debt.......                 --             5,516
 International, Inc. ...........    and Vinyl            Convertible
 1280 N. Grant Avenue               Manufacturing          Preferred Stock.......               2.9%               665
 Columbus, OH 43201                                      Common Stock Warrants...              42.3%             4,571
Electrolux, LLC ................    Consumer             Subordinated Debt.......                 --             7,563
 5956 Sherry Lane                   Appliances           Member Interest.........               2.5%               246
 Dallas, TX 75225
Euro-Caribe Packing ............    Meat Processing      Senior Debt.............                 --             7,062
 Company, Inc.                                           Subordinated Debt.......                 --             8,921
 PO Box 3146                                             Common Stock Warrants...              37.0%             1,110
 Zona Industrial Sabana Abajo
 Carolina (San Juan),
 PR 00984
JAG Industries, Inc. ...........    Diversified          Senior Debt.............                 --             1,200
 2201 Aisquith Street               Manufacturing        Subordinated Debt.......                 --             2,346
 Baltimore, MD 21218                                     Common Stock Warrants...              75.0%               505
The LA Studios, Inc. ...........    Audio Production     Subordinated Debt.......                 --             2,411
 3453 Cahuenga Blvd., West                               Common Stock Warrants...              17.0%               902
 Hollywood, CA 90068
Lion Brewery, Inc. .............    Malt Beverages       Subordinated Debt.......                 --             5,958
 700 N. Pennsylvania Ave.                                Common Stock Warrants...              54.0%               675
 Wilkes-Barre, PA 18705
Patriot Medical ................    Repair Services      Senior Debt.............                 --             3,000
 Technologies, Inc.                                      Subordinated Debt.......                 --             2,090
 210 Twenty-Fifth Avenue                                 Common Stock Warrants...              17.0%               410
 Nashville, TN 37203
The New Piper Aircraft, Inc. ...    Aircraft             Subordinated Debt.......                 --            17,897
 2926 Piper Drive                                        Common Stock Warrants...               4.0%             2,231
 Vero Beach, FL 32960
Specialty Transportation            Municipal Waste      Subordinated Debt.......                 --             7,386
 Services, Inc. ................    Transportation       Common Stock Warrants...        up to 39.1%               694
 5979 McCasland Avenue                                   Common Stock............               9.1%               500
 Portage, IN 46368
Starcom Holdings, Inc. .........    Electrical           Subordinated Debt.......                 --            12,877
 (f/k/a ConStar Holdings, Inc.)                          Common Stock Warrants...              17.5%             3,171
 661 Pleasant Street                                     Common Stock............               2.8%               500
 Norwood, MA 02062

                                      Value of
                                     Investment
      Name and Address of               As of
       Portfolio Company          March 31, 1999(2)
--------------------------------  -----------------
AUXI Health, Inc. ..............       $ 9,532
 810 Crescent                            2,599
 Center Drive
 Franklin, TN 37067
BIW Connector Systems, Inc. ....         3,404
 500 Tesconi Circle                      6,740
 Santa Rosa, CA 95401
                                           513
Centennial Broadcasting, LLC ...        15,495
 3825 Forrestgate Drive
 Winston-Salem, NC 27103
Chance Coach, Inc. .............         1,232
 2811 North Ohio Street                  7,171
 Wichita, KS 67219
                                         2,214
                                         4,839
                                         2,269
Confluence Holdings Corp. ......        11,475
 3761 Old Glenola Road                   5,226
 Trinity, NC 27370                       1,319
Cycle Gear, Inc. ...............           750
 303 43rd Street                           639
 Richmond, CA 94805                        374
Decorative Surfaces
 International, Inc. ...........         5,516
 1280 N. Grant Avenue                      665
 Columbus, OH 43201                      6,805
Electrolux, LLC ................         7,563
 5956 Sherry Lane                          642
 Dallas, TX 75225
Euro-Caribe Packing ............         7,062
 Company, Inc.                           8,921
 PO Box 3146                             1,110
 Zona Industrial Sabana Abajo
 Carolina (San Juan),
 PR 00984
JAG Industries, Inc. ...........         1,200
 2201 Aisquith Street                    2,346
 Baltimore, MD 21218                       454
The LA Studios, Inc. ...........         2,411
 3453 Cahuenga Blvd., West                 839
 Hollywood, CA 90068
Lion Brewery, Inc. .............         5,958
 700 N. Pennsylvania Ave.                  675
 Wilkes-Barre, PA 18705
Patriot Medical ................         3,000
 Technologies, Inc.                      2,090
 210 Twenty-Fifth Avenue                   410
 Nashville, TN 37203
The New Piper Aircraft, Inc. ...        17,897
 2926 Piper Drive                        2,528
 Vero Beach, FL 32960
Specialty Transportation
 Services, Inc. ................         7,386
 5979 McCasland Avenue                   1,007
 Portage, IN 46368                         458
Starcom Holdings, Inc. .........        12,877
 (f/k/a ConStar Holdings, Inc.)          3,171
 661 Pleasant Street                       500
 Norwood, MA 02062


                                                                                         % of Class
                                                                                         Owned on a        Cost or Initial
      Name and Address of              Nature of                                           Fully              Value of
       Portfolio Company                Business             Type of Security         Diluted Basis(1)       Investment
--------------------------------    ----------------     ------------------------     ----------------     ---------------
Westwind Holdings, Inc. ........    Restaurant           Subordinated Debt.......                 --             2,945
 12555 High Bluff Drive                                  Common Stock Warrants...               5.0%               350
 San Diego, CA 92130

                                      Value of
                                     Investment
      Name and Address of               As of
       Portfolio Company          March 31, 1999(2)
--------------------------------  -----------------
Westwind Holdings, Inc. ........         2,945
 12555 High Bluff Drive                    271
 San Diego, CA 92130

------------------
(1) Percentages shown for warrants and preferred stock held represent the percentage of class of security we may own, on a fully diluted basis, assuming we exercise our warrants or convert our preferred stock to common stock.

(2) These valuations were determined by the Company's Board of Directors.

     The following is a summary of additional information concerning certain portfolio companies in which the Company's investment in each such company represents more than 5% of the Company's assets. This information was provided to the Company by its respective portfolio companies. The Company has relied exclusively on the information provided by its portfolio companies in preparing this summary. For additional information relating to the value of the Company's investments in its portfolio companies, see the Company's consolidated financial statements as of March 31, 1999 appearing elsewhere in this Prospectus.

     Chance Coach, Inc. Chance Coach, Inc. ('Chance') is a leading manufacturer of transit buses under thirty feet in length and of buses that are vintage streetcar replicas. Its primary customer base consists of municipal transit authorities. Many of these customers are repeat buyers who desire to maintain continuity in their fleets once a purchase decision is made. Growth opportunities for Chance are expected to come from municipalities re-sizing their bus fleets by adding smaller and more cost effective buses and those instituting a 'trunk line' system with smaller buses on feeder routes and in downtown areas. The vintage streetcar replicas are typically used in downtown redevelopment projects.

     Chance operates in a niche market and makes the leading heavy duty transit vehicle seating under thirty passengers, as opposed to light duty minivan-type vehicles competing in this market. However, its niche market position is not protected by patents or other significant barriers to entry. Chance's primary competitors in the under thirty feet transit bus market are Gillig Corporation, El Dorado National, a division of Thor Industries, and New Flyer Corporation of Winnipeg, Canada. Chance makes the leading streetcar replica purchased by municipal transit authorities, and has no significant competition in that market segment. The federal government is a major supplier of capital to the customers of the bus manufacturing industry in the form of subsidies for the purchase of equipment. A cutback in federal funding for mass transit, or a change in the funding mix, could have a material adverse effect on Chance's business.

      Scott Culbertson has been the president of Chance for 10 years. John Freal, a principal of the Company, is a member of the Board of Directors of Chance. The Company performs financial advisory services for Chance.

     The New Piper Aircraft, Inc. The New Piper Aircraft, Inc. ('Piper') is a manufacturer of piston-powered light general aviation aircraft, offering eight different models of aircraft. Piper sells these aircraft through a network of over 40 domestic and international distributors. Piper's aircraft are small, generally from four to six seats, marketed to flight schools, commercial flight training centers and individual owner/operators. The introduction of new aircraft and significant enhancements to existing aircraft have historically been the most important factors in maintaining and increasing Piper's revenues. Piper is currently developing a new turbo-prop aircraft, called the 'Malibu Meridian,' that is scheduled to be delivered to customers during the third quarter of 2000 and will be the next step up in its product line. As of June 1999, Piper received approximately one hundred and ten non-refundable deposits from customers awaiting delivery of the Malibu Meridian.

     Piper is one of the three principal U.S. manufacturers of piston-powered general aviation aircraft. Piper's principal competitors are Cessna and Raytheon/Beechcraft, both of whom make piston as well as jet powered aircraft. Of the three, only Piper is not part of a larger conglomerate. Piper has the largest share of the piston market revenues, although Cessna has a larger share of the actual deliveries. Piper's lead in piston market revenue is partially attributable to a broader product line than both of its principal competitors. Piper must also compete for sales of new aircraft against used aircraft in the resale market. Piper holds various FAA Type Certificates on the design and manufacture of its aircraft.

     In the 1980's, product liability lawsuits created a crisis in the general aviation sector and led to a sharp decline in sales across the industry. An oversupply of high quality, used aircraft and escalating product liability awards led to structural changes in the aircraft industry. In July 1991, Piper Aircraft Corp. ('Old Piper') declared bankruptcy as a result of these conditions and, in 1995 Piper was formed upon the purchase of certain assets of Old Piper. Tort reform and the fact that the average age of used aircraft is 30 years has led to a mild resurgence in this industry, but it is not expected that overall deliveries for the industry will reach the historical highs of the late 1970's. In 1994, Congress passed the General Aviation Revitalization Act that limited general aviation aircraft manufacturers' liability. Consequently, this legislation reduced the Piper's pool of potential liability.

     Piper has an experienced management team, led by Chuck Suma, president and chief executive officer, who has 23 years of experience in the industry. The Company has observation rights to attend and participate in Piper's board meetings.

     Decorative Surfaces International, Inc. Decorative Surfaces International, Inc. ('DSI') manufactures and sells coated papers and vinyls used in wall coverings and in laminates such as Formica(Registered), Wilsonart(Registered), and Congoleum(Registered). DSI has manufacturing plants in St. Louis, Missouri and Columbus, Ohio. DSI manufactures products that are sold to industrial customers for laminates in furniture, cabinetry, floor tiles and wallboards. In addition, DSI makes vinyl wall coverings sold directly or through representatives to decorators, contractors and hotel chains for use in offices, hotels and restaurants.

     No single customer represents more than 15% of DSI's sales of individual products for laminates. DSI has a variety of competitors that manufacture industrial products, some of whom are believed to have a significantly larger market shares. No single customer represents more than 10% of DSI's sales of vinyl wall covering. DSI's main competitors in the wall covering market are Gencorp and RFG. Some of DSI's designs are protected by domestic and foreign copyrights.

     Malon Wilkus, Stephen Hester and John Ireland, the Chief Executive Officer, a Vice President, and a principal of the Company, respectively, are members of the DSI Board of Directors and CIC performs financial advisory services for DSI. Additionally, Stephen P. Walko, the president and chief executive officer of DSI, is a Director of the Company.

     Confluence Holdings Corp. Confluence Holdings Corp. ('Confluence') is a paddle sports manufacturing business whose brands include Wilderness Systems ('Wilderness'), the third largest U.S. brand of kayaks, and Mad River Canoe ('Mad River'), the second largest U.S. brand of canoes. Confluence recently acquired the Wave Sport whitewater kayak brand.

     Competition in the paddle sports industry historically was highly fragmented and the industry is currently undergoing a rapid consolidation. Wilderness' primary competitors in the kayak market include the Perception, Dagger, Old Town, Ocean Kayaks, Neckye and Current Designs brands. Substantially all of our competitors are focused in the lower to middle market segments as defined by retail price points, Wilderness has focused on the upper middle to high end segments of its markets in the touring, recreational and sit-on-top categories. Mad River's competitors in the canoe market include the Old Town, Dagger, Wenonah, Coleman and Mohawk brands. Mad River competes mainly on design, durability and quality and is generally the highest priced brand in the market. The recently acquired Wave Sport whitewater brand also focuses on the high end of the market. While Confluence has various trademarks, its products and processes are generally not protected by patents.

     A recessionary period could have a material adverse effect on Confluence's business due to the possible reduction in the discretionary demand for kayaks and canoes. In addition, there is also the potential for a decrease in demand if consumers shift away from kayaks and canoes to other product categories for outdoor recreation. Andrew Zimmerman, founder of Wilderness is the chief executive officer of Confluence. John Freal, a principal of the Company, is a member of the Board of Directors of Confluence.

     Euro-Caribe Packing Company, Inc. Euro-Caribe Packing Company, Inc. ('Euro-Caribe') is the largest independent producer of processed pork products in Puerto Rico. Euro-Caribe estimates that it has more than 60% of the local sausage market and over 90% of the local ham market. Euro-Caribe sells its 'Congusto' brand name sausage products to all seven of Puerto Rico's major supermarket chains, the five minor supermarket chains, and the three associations of independently owned smaller stores that buy on a cooperative basis, as well as restaurants throughout Puerto Rico. The ham products are sold under the 'El Serranito' brand name to major retail chains and many smaller supermarkets. Five percent of Euro-Caribe's sales consist of sales of the 'Congusto' brand name sausage to several U.S. mainland distributors that sell in Latin American markets in New York and Miami.

     Euro-Caribe's local competition includes approximately 16 companies that fulfill USDA requirements and currently make meat products. Two of these companies, Piku and Aguadillana, make competing sausages but have significantly less market share than Euro-Caribe's sausage. Sausage from foreign competitors is generally more expensive and not tailored specifically to Puerto Rican tastes. In the ham market, competing products are primarily from Denmark and the United States.

     Demand for pork products is relatively stable, but prices for pork vary cyclically and seasonally. Cyclical variation is caused by the time lags inherent in the biological production of pigs that affects supply and demand. When prices are high, more sows are bred and more pigs are produced. But these pigs will not reach market for about a year after they are conceived. When they do, supplies increase and prices fall thus causing a price cycle. Seasonal price variations are caused by the annual increase in the demand for pork during the Christmas holiday season and differing demand levels, such as increased demand during summer months due to more people grilling outside. The variations in the price for pork could have a material adverse effect on Euro-Caribe's business. Jose M. Casanova, the president and chief executive officer of Euro-Caribe, has 24 years of experience in the pork industry. Virginia Rollins, a principal of the Company, is a member of the Board of Directors of Euro-Caribe.

     Starcom Holdings, Inc. Starcom Holdings, Inc. ('Starcom'), through its wholly-owned subsidiaries, is a provider of design, integration and installation services of commercial electrical, telecommunications and computer networking systems. Starcom is one of the leading providers of customer premise electrical systems in the eastern United States and offers services primarily on a negotiated and 'design and build' basis whereby Starcom is responsible for the design, engineering, project management and installation of a customized electrical system for its customers. Starcom also provides network design, installation and consulting services related to telecommunication, local and wide area networks and other connectivity systems.

     Competition in the markets in which Starcom competes is highly fragmented. Starcom's design and build capability gives it a competitive advantage over many firms in the industry. Starcom's competitors include Mass. Electric Construction, Williams Communications Group, IPC Information Systems, Amerilink Corporation, ICG Fiber Optic Technologies, Inc., and Henkels and McCoy, Inc. Starcom may not be able to hire enough field services and technical personnel to support its projected growth in tight labor markets. In addition, in a recession, commercial building activity is expected to decline. This may have a material adverse effect on Starcom's business.

     Starcom's chief executive officer, Stephen Bisson, has over 30 years of experience in the electrical services business. John Freal, a principal of the Company, is a member of the Board of Directors of Starcom.

     Centennial Broadcasting, LLC. Centennial Broadcasting, LLC ('Centennial') is the owner and operator of seven radio stations, three in Las Vegas, three in New Orleans and one in Vero Beach, Florida. New Orleans and Las Vegas are among the 50 largest radio advertising markets in the United States. The primary assets of Centennial are the seven broadcast licenses owned by a wholly-owned subsidiary. Centennial's programming decisions are aimed at narrowly defined niches of the listening audience, with a strong preference towards targeting listeners between the ages of 25 and 54, considered to be a desirable listener group for advertisers. In an attempt to capture a larger share of these listeners, Centennial has instituted format modifications that include adding a younger listening base and increasing its sales efforts with advertisers.

     The radio broadcasting industry is competitive within Centennial's markets. Centennial competes with other national radio broadcasters including, but not limited to, Clear Channel Communications, Infinity Broadcasting and Sinclair Broadcasting. Centennial's stations compete with numerous other stations in each of its markets. It is possible that external market factors and increased competition could reduce Centennial's market share in any of their local markets. In addition, the format modifications instituted by Centennial at any time may not be successful. Failure to compete effectively in any of their markets could have a material adverse effect on Centennial's results of operations.

     The president and chief executive officer of Centennial is Allen Shaw, who has nearly 30 years of experience in the radio broadcasting industry. The Company has the right to designate an observer on Centennial's board of managers.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of the Company's outstanding Common Stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities (including the liquidation preferences of the Company's preferred stock) by the total number of shares of Common Stock outstanding at the date as of which the determination is made.

     In calculating the value of the Company's total assets, securities that are traded in the over-the-counter market or on a stock exchange are valued at the prevailing bid price on the valuation date, unless the investment is subject to a restriction that requires a discount from such price, which is determined by the Board of Directors. All other investments are valued at fair market value as determined in good faith by the Board of Directors. In making such determination, the Board of Directors will value loans and non-convertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value. In valuing convertible debt securities, equity or other types of securities for which there exists no public trading market, the Board of Directors will determine fair market value on the basis of collateral, the issuer's ability to make payments, its earnings and other pertinent factors.

     A substantial portion of the Company's assets consist of securities carried at fair market values determined by its Board of Directors. Determination of fair market values involves subjective judgment not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to the consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations on the financial statements.

                                   MANAGEMENT

     The business and affairs of the Company are managed under the direction of its Board of Directors. The Board of Directors has nine members, five of whom are not 'interested persons' of the Company as defined in Section 2(a)(19) of the 1940 Act (the 'Independent Directors'). The Board of Directors elects the Company's officers who serve at the pleasure of the Board of Directors.

     Pursuant to the terms of the Company's Second Amended and Restated Certificate of Incorporation, the directors are divided into three classes. One class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2000, a second class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2001 and a third class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2002. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Messrs. Wilkus, Harper and Walko have terms expiring in 2000, Messrs. Gladstone, Allbritton and Puryear have terms expiring in 2001 and Messrs. Blumenthal, Hahl and Lundine have terms expiring in 2002. At each annual meeting of the stockholders of the Company, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

Executive Officers and Directors

     The persons that are executive officers and directors of the Company and their positions are set forth below:

Name(1)                                   Age   Position
---------------------------------------   ---   ------------------------------------------------------------------
Executive Officers and Directors:
     Malon Wilkus (1986)...............   47    President, Chief Executive Officer and Chairman of the Board of
                                                  Directors(2)
     David Gladstone (1997)............   56    Vice Chairman of the Board of Directors(2)
     Adam Blumenthal (1993)............   37    Executive Vice President, Chief Operating Officer, Secretary and
                                                  Director(2)

Executive Officers:
     John Erickson.....................   39    Vice President and Chief Financial Officer
     Stephen L. Hester.................   62    Vice President
     Roland Cline......................   51    Vice President

Directors:
     Robert L. Allbritton (1997).......   30    Director
     Neil M. Hahl (1997)...............   50    Director
     Philip R. Harper (1997)...........   55    Director
     Stan Lundine (1997)...............   60    Director
     Alvin N. Puryear (1998)...........   55    Director
     Stephen P. Walko (1997)...........   48    Director(1)

------------------
(1) For directors, year first elected as director is shown.

(2) Interested Person as defined in Section 2(a)(19) of the 1940 Act. Messrs. Blumenthal, Gladstone and Wilkus are Interested Persons because they are employees and officers of the Company. Mr. Walko is an Interested Person because he is an officer and employee of Decorative Surfaces International, Inc., a company under 'control,' as defined in Section 2(a)(9) of the 1940 Act, of the Company.

     Malon Wilkus. Mr. Wilkus founded the Company in 1985 and has served as the Company's Chief Executive Officer and President since that time. Mr. Wilkus served as Vice Chairman of the Board of Directors of the Company from 1997 to 1998 and has served as Chairman of the Board of Directors since 1998. Mr. Wilkus is the past Chairman and a current Director of the National Center for Employee Ownership. Mr. Wilkus is a member of the Board of Governors of the ESOP Association. Mr. Wilkus is a Director of Decorative Surfaces International, Inc.

     David Gladstone. Mr. Gladstone served as Vice Chairman of the Board of the Company since 1998. From 1974 to February 1997, Mr. Gladstone held various positions, including Chairman and Chief Executive officer, with Allied Capital Corporation and all of its predecessor companies. From 1992 to 1997, Mr. Gladstone served as a Director and President and Chief Executive Officer of Business Mortgage Investors, a Real Estate Investment Trust. Mr. Gladstone served as a Director of The Riggs National Corporation (the parent of Riggs
Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He currently serves as a Trustee of The George Washington University. Mr. Gladstone is the managing member of Capital Investor, a private fund backed by Information Technology professionals to make investments in start-up companies and is chairman of Coastal Berry Company, a large farming business. He is also an advisor to the Women's Growth Fund, a venture capital fund which invests in women-owned businesses.

     Adam Blumenthal. Mr. Blumenthal has served as the Company's Executive Vice President since 1995, and Chief Operating Officer since 1999. From 1990 to 1995, Mr. Blumenthal served as a Vice President of the Company. Mr. Blumenthal currently serves as a Director of Mobile Tool International, Inc.

     Robert L. Allbritton. Mr. Allbritton has served as Director since 1997, as Executive Vice President from 1994 to 1998, and as President since 1998 of Allbritton Communications Company, an owner of eight television stations. Mr. Allbritton currently serves as Director of Riggs National Corporation (owner of Riggs Bank, N.A.), Riggs Bank Europe Limited, Perpetual Corporation (owner of Allbritton Communications Company and a cable news programming company), and Allbritton Jacksonville, Inc. (owner of a television station). Mr. Allbritton also serves as a trustee of The Allbritton Foundation and Allbritton Art Institute.

     Neil M. Hahl. Mr. Hahl has been President of The Weitling Group, a business consulting firm, since 1996. From 1995 to 1996, Mr. Hahl served as Senior Vice President of the American Financial Group. From 1982 to 1996, Mr. Hahl served as Senior Vice President and CFO of Penn Central Corporation. Mr. Hahl is currently a Director of Buckeye Management Company and American Financial Enterprises.

     Philip R. Harper. Mr. Harper has served as Chairman, Chief Executive Officer, and President, of US Investigations Services, Inc. since 1996. From 1991 to 1995, Mr. Harper served a President of Wells Fargo Alarm Services. From 1988 to 1991, Mr. Harper served as President of Burns International Security Services--Western Business Unite. Mr. Harper served in the U.S. Army from 1961 to 1982, where he commanded airborne infantry and intelligence units.

     Stan Lundine. Mr. Lundine has served as Of Counsel for the law firm of Sotir and Goldman since 1995. From 1987 to 1994, he was the Lieutenant Governor of the State of New York. Mr. Lundine is a Director of US Investigations Services, Inc. and National Forge Holdings. From 1976 to 1986, Mr. Lundine served as a member of the U.S. House of Representatives.

     Alvin N. Puryear. Dr. Puryear is a Professor of Management at Baruch College of the City University of New York and has been on the faculty there since 1970. He is Director of the Bank of Tokyo-Mitsubishi Trust Company, the GreenPoint Bank and GreenPoint Financial Corporation.

     Stephen P. Walko. Mr. Walko has been President, Chief Executive Officer and a Director of Decorative Surfaces International, Inc. since 1998. From 1990 to 1998, he was President and a Director of Textileather Corporation. Mr. Walko is a Director of Bliss Salem Steel Corp and Mobile Tool International, Inc.

Executive Officers Who Are Not Directors

     John Erickson. Mr. Erickson has served as Vice President and Chief Financial Officer of the Company since 1998. From 1990 to 1996, he served as the Chief Financial Officer of Storage USA, Inc. From 1996 to 1998, Mr. Erickson served as President of Storage USA Franchise Corp.

     Roland H. Cline. Mr. Cline has served as Vice President of the Company since 1988. From 1988 to 1993, he was a Director of Roland Cline & Associates, a consulting firm that specialized in financial services. From 1983 to 1986, Mr. Cline structured employee buyouts and performed feasibility studies at the Industrial Cooperative Association. From 1979 to 1983, he served as Director of Technical Assistance and Senior Business Analyst at the Institute of Public Administration's Trade Adjustment Assistance Center.

     Stephen L. Hester. Mr. Hester has served as Vice President of the Company since 1994. From 1973 to 1994, he was a senior partner in the Washington, D.C. law firm of Arnold & Porter.

Employment Agreements

     The Company has employment agreements with each of the named executive officers. Each of the agreements provides for a five-year term. However, two years before expiration of each agreement, its term will be automatically renewed for an additional year, unless either party has given six months advance written notice that the automatic extensions are to cease.

     The base salary under the employment agreements of Messrs. Gladstone, Wilkus and Hester is $150,000 per year. The base salary under the employment agreements of Messrs. Blumenthal and Cline is $135,000 and $132,500 per year, respectively, subject to certain geographic cost of living adjustments. Mr. Erickson's employment agreement provides for an annual base salary of $125,000. Mr. Hester's base salary is subject to adjustment for part-time status. The Board of Directors has the right to increase the base salary during the term and also, generally, to decrease it, but not below the original base salary. The employment agreements provide that the executive officers are entitled to participate in a performance based bonus program under which each will receive up to 200% of his base salary depending on the Company's performance against certain criteria to be established annually by the Compensation Committee of the Board of Directors. Each executive officer will be entitled to receive 5% of this bonus regardless of the Company's performance.

     Under these agreements, the executive officers are contractually entitled to participate in the Company's Employee Option Plan. If the Company should terminate an executive officer's employment by reason of the executive officer's disability, the executive officer would be entitled for two years to receive from the Company the difference between his base salary plus annual bonus and any long-term disability benefits. Additionally, such executive officer's unvested options that would have vested within one year of the disability termination would vest. All outstanding loans made in connection with the prior exercise of any options would have to be repaid within 60 days of the termination date. If the Company should terminate an executive officer's employment for any reason other than a disability or misconduct, the executive officer would be entitled to receive his base salary and bonus for two years, although the executive officer could choose to forgo the payments and thus obtain a release from non-compete provisions applicable during this period. These payments would also be made if the executive officer resigned with good reason, which generally includes conduct by the Company materially and adversely changing the executive's responsibilities and duties, a material breach by the Company of the employment agreement or a change in control of the Company. Mr. Gladstone's contract also defines good reason as determination by him of a material difference with the Board of Directors regarding the direction of the Company. Additionally, an executive officer's unvested stock options would generally vest if his employment were terminated for any reason other than a disability or misconduct or if he resigned with good reason.

     If the executive officer dies, his estate will be entitled to receive the annual bonus in the year of death. Additionally, he will be considered to have vested on the date of death in those options that would vest within one year of the date of death, and would forfeit any unvested options. All such vested options would expire unless exercised within 18 months of the date of death. All outstanding loans made in connection with the prior exercise of any options would have to be repaid) within 60 days of the termination date.

     In the event that the Company should terminate an executive officer's employment as a result of the executive officer's misconduct or in the event that the executive officer voluntary terminates his employment for other than good reason, all unvested stock options would be forfeited and the executive officer would have no more than 60 days to exercise any unexercised options (and to repay any outstanding loans resulting from the prior exercise of any options).

     The employment agreements of Messrs. Blumenthal and Cline entitle them to change their employment status to that of a part-time assistant secretary of the Company for nominal compensation, unless the Company has terminated the executive officer's employment for misconduct. If the executive officer elects to change his employment status, the executive officer would continue to receive the same benefits and payments as the executive officer would have received if he or the Company had terminated his employment at the time he elected to change his employment. This employment status could generally continue, at the executive officer's option, as long as the executive officer had an outstanding loan for the exercise of stock options. During the term of this employment status, at the executive officer's election, the executive officer would be bound by a non-competition covenant similar to that applicable to the executive officer if such executive officer's employment was terminated. However, if the executive officer does not so elect, he would not be entitled to benefits under a Company sponsored variable life insurance program described below.

     Upon termination of employment other than following the employment status as a part-time assistant secretary described in the preceding paragraph, an executive officer would be subject to certain non-compete covenants. These covenants would generally apply for two years or as long as the executive officer was receiving severance payments, although should the executive officer resign without good reason and not receive severance payments, the covenants would apply for only one year following resignation.

     The Company has entered into stock option exercise agreements with Messrs. Blumenthal and Cline whereby they have exercised options to purchase 312,788 and 181,032 shares of Common Stock, respectively, and the Company has lent to them the sums of $5,123,000 and $2,945,000, respectively, representing the exercise price under such options plus $431,000 and $229,000, respectively, for the payment of income taxes incurred by them in connection with the exercise of such options. Such loans require the current payment of interest at the applicable federal rate for a term of up to ten years. They are due upon termination of employment. The Common Stock purchased with the proceeds of these loans has been pledged as collateral for them. In addition, under these agreements, the Company has agreed to purchase split dollar variable life insurance policies for Messrs. Blumenthal and Cline at a cost to the Company of $419,000 and $394,000, respectively.

     The Company has also entered into an agreement with Mr. Gladstone that will provide a similar program for him once it is known whether a similar life insurance program will be available for him. Under the agreement, Mr. Gladstone will exercise an option to purchase 608,782 shares of Common Stock at an aggregate price of $9,132,000 and the Company will loan him that amount plus an additional amount for the payment of income taxes incurred by him in connection with the exercise of such options. The cost of his life insurance program will be $1,825,000.

     The cost to the Company of these policies will generally be amortized over a period equal to the shorter of ten years and as long as each executive officer continues employment. During the period the loans are outstanding, the Company will have a collateral interest in the cash value and death benefit of these policies as security for the loans. Additionally, as long as the policy premium is not fully amortized, the Company will have a collateral interest in such items generally equal to the unamortized cost of the policies. In the event of an individual's termination of employment with the Company prior to the end of such ten year period, or, his election not to be bound by non compete agreements as described above, such individual must reimburse the company the unamortized cost of his policy. In the event that such policies cannot be obtained, the Company will make cash payments, over a ten-year period, to the individuals in the same amount as would have been expended on the insurance policies. Such payments will only be made in the event of continued employment. In the event that an individual terminates employment with the Company, or elects not to be bound by non compete agreements as described above, payments will no longer be made.

     The Company and Messrs. Wilkus, Hester and Erickson have also entered into option exercise agreements whereby they have exercised options to purchase 117,428, 20,000, and 25,000 shares of Common Stock respectively and have borrowed $1,869,000, $300,000 and $412,000, respectively to fund such purchases. However, the Company has not provided a life insurance program for these executive officers.

Committees of the Board of Directors

     The Board of Directors holds regular quarterly meetings and meets on other occasions when required by special circumstances. Certain directors also serve on the Board's principal standing committees. The committees, their primary functions, and memberships are as follows:

     Executive Committee. This Committee has the authority to exercise all powers of the Board of Directors except for actions that must be taken by the full Board of Directors under the Delaware General

Corporation Law. Members of the Executive Committee are Messrs. Wilkus, Gladstone and Blumenthal. All three members of the Executive Committee are 'interested persons' under the 1940 Act.

     Audit Committee. This committee makes recommendations to the Board of Directors with respect to the engagement of independent auditors, reviews with the independent auditors the plans and results of the audit engagement, approves professional services provided by the independent auditors, reviews the independence of the independent auditors and reviews the adequacy of the Company's internal accounting controls. Members of the Audit Committee are Messrs. Allbritton, Hahl, Walko and Lundine.

     Compensation Committee. This committee has the responsibility for reviewing and approving the salaries, bonuses, and other compensation and benefits of executive officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of management, and administering the Company's 1997 Stock Option Plan (the 'Employee Option Plan'). Members of the Compensation Committee are Messrs. Puryear, Hahl and Harper.

     The Board of Directors does not have a standing nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors, a nominating committee appointed by the Board of Directors or by any stockholder entitled to vote for the election of directors. Nominations made by stockholders must be made by written notice (setting forth the information required by the Company's Bylaws) received by the Secretary of the Company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to stockholders.

     The Board of Directors held thirteen formal meetings during 1998. The Executive Committee held no formal meetings during 1998. The Compensation Committee held four formal meetings during fiscal 1998 and the Audit Committee held one meeting during fiscal 1998. Each of the directors attended at least 75% of the meetings of the Board of Directors and the committees on which he served.

Long Term Incentive Plans

     The Company maintains three long term incentive plans in which executive officers and directors of the Company participate: (a) the ESOP in which all employees of the Company are eligible to participate after meeting minimum service requirements, (b) the 1997 Stock Option Plan (the 'Employee Option Plan') in which all employees can participate and (c) the 1997 Disinterested Director Stock Option Plan (the 'Director Option Plan') in which only non-employee directors can participate. The Company maintains no stock appreciation rights plan or defined benefit or actuarial plan.

     ESOP. The Company maintains the ESOP for the benefit of its employees and enables them to share in the growth of the Company. The ESOP is a combination money purchase and stock bonus plan, designed to be invested primarily in Common Stock of the Company and qualified under section 401(a) of the Code. The ESOP provides that ESOP participants will receive allocations of Company stock at least equal to 3% of their annual compensation, up to certain statutory maximums. The Company has the ability to make additional contributions also subject to certain statutory maximums. Each ESOP participant vests in his or her ESOP account over a five-year period beginning on the date of first employment.

     Employee Option Plan. The Employee Option Plan was established for the purpose of attracting and retaining executive officers and other key employees. Non-employee Directors may not participate. As of March 31, 1999, options for a maximum of 1,828,252 shares of Common Stock were subject to issuance under the Employee Option Plan. Of such amount, options for 1,617,778 shares of Common Stock were outstanding and options for 48,000 shares of Common Stock had been exercised. The Compensation Committee administers the Employee Option Plan and may grant options for a maximum of 608,782 shares to any single participant. The Compensation Committee uses such criteria as it deems important to determine who will receive awards and the number of awarded options. The Compensation Committee has the authority to set the exercise price for options and to adjust the exercise price following the occurrence of events such as stock splits, dividends, distribution and recapitalizations. Options may be exercised during a period of no more than ten years following the date of grant. The Compensation Committee has the discretion to set the vesting period for options and to permit the acceleration of vesting under certain circumstances. Vesting is automatically accelerated upon the occurrence of specified change of control transactions.

     Director Option Plan. The Director Option Plan provides for the issuance of options to purchase an aggregate of 150,000 shares of Common Stock to participants. Of such amount, options for 15,000 shares of Common Stock have been granted to each of the six directors who are not employees of the Company.

     The Director Option Plan is currently administered by the Company's Executive Committee (which is currently composed of directors who are not eligible to participate in the Director Option Plan). Options may be exercised during a period of no more than ten years following the date of grant. Vesting of options will be automatically accelerated upon the occurrence of specified change of control transactions and certain other events including the death or disability of the director. Options to purchase a maximum of 25,000 shares may be issued to any single participant under the Director Option Plan.

                           DIVIDEND REINVESTMENT PLAN

     Pursuant to the Company's Dividend Reinvestment Plan (the 'Reinvestment Plan'), a stockholder whose shares are registered in his own name may have all distributions reinvested automatically in additional shares by EquiServe, L.P., the Reinvestment Plan administrator (the 'Reinvestment Plan Administrator'), by providing the required enrollment notice to the Reinvestment Plan Administrator. Stockholders whose shares are held in the name of a broker or other nominee may have distributions reinvested automatically only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Reinvestment Plan. Stockholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A stockholder may terminate participation in the Reinvestment Plan at any time by delivering written notice to the Reinvestment Plan Administrator before the record date of the next dividend or distribution. All distributions to stockholders who do not participate in the Reinvestment Plan will be paid by check mailed directly to the record holder by or under the direction of the Reinvestment Plan Administrator when the Board of Directors declares a dividend or distribution.

     When the Company declares a dividend or distribution, stockholders who are participants in the Reinvestment Plan receive the equivalent of the amount of the dividend or distribution in shares of the Common Stock. The Reinvestment Plan Administrator buys shares in the open market, on the Nasdaq National Market or elsewhere. Alternatively, the Board of Directors may choose to contribute newly issued shares of Common Stock to the Reinvestment Plan, in lieu of the payment of cash dividends on shares held in the Reinvestment Plan. The Reinvestment Plan Administrator applies all cash received on account of a dividend or distribution as soon as practicable, but in no event later than 30 days, after the payment date of the dividend or distribution except to the extent necessary to comply with applicable provisions of the federal securities laws. The number of shares to be received by the Reinvestment Plan participants on account of the dividend or distribution is calculated on the basis of the average price of all shares purchased for that 30 day period, including brokerage commissions, and is credited to their accounts as of the payment date of the dividend or distribution.

     The Reinvestment Plan Administrator maintains all stockholder accounts in the Reinvestment Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Common Stock in the account of each Plan participant is held by the Reinvestment Plan Administrator in non-certificated form in the name of the participant, and each stockholder's proxy includes shares purchased pursuant to the Reinvestment Plan.

     There is no charge to participants for reinvesting dividends and capital gains distributions. The fees of the Reinvestment Plan Administrator for handling the reinvestment of dividends and capital gains distributions are included in the fee to be paid by the Company to its transfer agent. There are no brokerage charges with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Administrator's open market purchases in connection with the reinvestment of distributions.

     The automatic reinvestment of distributions does not relieve participants of any income tax that may be payable on distributions. See 'Business--The Company's Operations as a BDC and RIC.'

                          DESCRIPTION OF THE SECURITIES

     The authorized capital stock of the Company consists of 70,000,000 shares of Common Stock, $0.01 par value per share and 5,000,000 shares of preferred stock, par value $0.01 per share (the 'Preferred Stock,' the Preferred Stock and the Common Stock are collectively referred to as the 'Capital Stock'). The following summary of the Company's Capital Stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, the Company's Second Amended and Restated Certificate of Incorporation, as amended. Reference is made to the Company's Second Amended and Restated Certificate of Incorporation, as amended, for a detailed description of the provisions summarized below.

     Common Stock. All shares of Common Stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of Common Stock if and when declared by the Board of Directors of the Company out of funds legally available therefor. The holders of Common Stock have no preemptive, conversion or redemption rights and their interests therein are freely transferable. In the event of liquidation, dissolution or winding up of the Company, each share of Common Stock is entitled to share ratably in all assets of the Company that are legally available for distribution after payment of all debts and other liabilities and subject to any prior rights of holders of Preferred Stock, if any, then outstanding. Each share of Common Stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director.

     Preferred Stock. In addition to shares of Common Stock, the Company's Second Amended and Restated Certificate of Incorporation, as amended, authorizes the issuance of shares of Preferred Stock. The Board of Directors is authorized to provide for the issuance of Preferred Stock with such preferences, powers, rights and privileges as the Board deems appropriate; except that, such an issuance must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to Common Stock, the Preferred Stock, together with all other Senior Securities, must not exceed an amount equal to 50% of the Company's total assets and (b) the holders of shares of Preferred Stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the Preferred Stock are in arrears by two years or more. The Company has no present plans to issue any shares of Preferred Stock, but believes the availability of such stock will provide the Company with increased flexibility in structuring future financings and acquisitions. If we offer preferred stock under this Prospectus, we will issue an appropriate Prospectus Supplement. You should read that Prospectus Supplement for a description of the Preferred Stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

     Warrants. In connection with the IPO, the Company sold to certain underwriters named in the underwriting agreement (the 'Underwriters') warrants (the 'Underwriters' Warrants') to purchase up to 442,751 shares of Common Stock, representing 4% of the shares of Common Stock outstanding after completion of the IPO, at a purchase price equal to the initial offering price per share. The Underwriters' Warrants were immediately exercisable and have a term of five years from the date of the IPO (the 'Warrant Exercise Term'). The Company has also registered the shares of Common Stock underlying the Underwriters' Warrants. During the Warrant Exercise Term, the holders are given the opportunity to profit from a rise in market price of the shares of Common Stock. To the extent that the Underwriters' Warrants are exercised, dilution to the interests of the holders of the Common Stock will occur. In addition, the terms upon which the Company will be able to obtain additional equity capital may be adversely affected because the holders of the Underwriters' Warrants can be expected to exercise them at a time when the Company likely would be able to obtain any needed capital on terms more favorable to the Company than those provided in the Underwriters' Warrants.

     Debt Securities. The Company may issue debt securities that may be senior or subordinated in priority of payment. The Company will provide a Prospectus Supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

      CERTAIN PROVISIONS OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, AND THE SECOND AMENDED AND RESTATED BYLAWS

     Limitation on Liability of Directors. The Company has adopted provisions in its Second Amended and Restated Certificate of Incorporation, as amended, limiting the liability of directors and officers of the Company for monetary damages to the extent permitted under Delaware law. The effect of this provision in the Second Amended and Restated Certificate of Incorporation, as amended, is to eliminate the rights of the Company and its stockholders (through stockholders' derivative suits on behalf of the Company) to recover monetary damages against a director or officers for breach of the fiduciary duty of care as a director or officer except in certain limited situations. This provision does not limit or eliminate the rights of the Company or any stockholder to seek nonmonetary relief such as an injunction or rescission in the event of a breach of a director's or officer's duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

     Certain Anti-takeover Provisions. The Second Amended and Restated Certificate of Incorporation, as amended, and the Second Amended and Restated Bylaws of the Company contain certain provisions that could make more difficult the acquisition of the Company by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to negotiate first with the Board of Directors. The Company believes that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to the Second Amended and Restated Certificate of Incorporation, as amended, and the Second Amended and Restated Bylaws.

     Classified Board of Directors. The Second Amended and Restated Certificate of Incorporation, as amended, provides for the Board of Directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the Board. A classified board may render more difficult a change in control of the Company or removal of incumbent management. The Company believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure continuity and stability of the Company's management and policies.

     Number of Directors; Removal; Filing Vacancies. The Second Amended and Restated Certificate of Incorporation, as amended, provides that the number of directors will be determined pursuant to the Bylaws. In addition, the Second Amended and Restated Bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of at least 66 2/3% of the members of the Board of Directors then in office. The Second Amended and Restated Certificate of Incorporation, as amended, provides that any vacancies will be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next election of the class for which such directors have been chosen and until their successors are elected and qualified. Accordingly, the Board of Directors could temporarily prevent any stockholder from enlarging the Board of Directors and filling the new directorships with such stockholder's own nominees.

     The Second Amended and Restated Certificate of Incorporation, as amended, also provides that, except as may be provided in a resolution or resolution designating any class or series of preferred stock, the directors may only be removed for cause by the affirmative vote of 75% of the voting power of all of the shares of capital stock of the Company then entitled to vote generally in the election of directors, voting together as a single class.

     No Stockholder Action by Written Consent. The Second Amended and Restated Certificate of Incorporation, as amended, and the Second Amended and Restated Bylaws provide that stockholder action can be taken only at an annual or special meeting of Stockholders. They also prohibit stockholder action by written consent in lieu of a meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

     Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. The Second Amended and Restated Bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of stockholders of the Company (the 'Stockholder Notice Procedure').

     The Stockholder Notice Procedure provides that (a) only persons who are nominated by, or at the direction of, the Board of Directors, or by a stockholder who has given timely written notice containing specified information to the Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors of the Company and (b) at an annual meeting, only such business may be conducted as has been brought before the meeting by, or at the direction of, the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company of such stockholder's intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the Federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at a meeting must be received by the Company not less than 60 days or more than 90 days prior to the first anniversary of the previous year's annual meeting if the notice is to be submitted at an annual stockholders meeting or no later than 10 days following the day on which notice of the date of a special meeting of stockholders was given if the notice is to be submitted at a special stockholders meeting.

     Amendment of Certificate of Incorporation and Bylaws. The Company's Second Amended and Restated Certificate of Incorporation, as amended, provides that the provisions therein relating to the classified Board of Directors, the number of directors, vacancies on the Board of Directors and removal of directors may be amended, altered, changed or repealed only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of capital stock of the Company then entitled to vote generally in the election of directors voting together as a single class.

     The Company's Second Amended and Restated Certificate of Incorporation, as amended, also provides that the other provisions of such Certificate may be amended, altered, changed or repealed, subject to the resolutions providing for any class or series of preferred stock, only by the affirmative vote of both a majority of the members of the Board of Directors then in office and a majority of the voting power of all of the shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

     The Company's Second Amended and Restated Certificate of Incorporation, as amended, also provides that the Second Amended and Restated Bylaws may be adopted, amended, altered, changed or repealed by the affirmative vote of the majority of the Board of Directors then in office. Any action taken by the stockholders with respect to adopting, amending, altering, changing or repealing the Second Amended and Restated Bylaws may be taken only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of capital stock of the Company then entitled to vote generally in the election of directors, voting together as a single class.

     These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in the Company's Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws, such as those that provide for the classification of the Board of Directors. These provisions, however, also will make it more difficult for stockholders to amend the Second Amended and Restated Certificate of Incorporation or Second Amended and Restated Bylaws without the approval of the Board of Directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

                                   REGULATION

     The Company is a closed-end, non-diversified, management investment company that has elected to be regulated as a business development company under Section 54 of the 1940 Act and, as such, is subject to regulation under that Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than 'interested persons,' as defined in the 1940 Act. In addition, the 1940 Act provides that the Company may not change the nature of its business so as to cease to be, or to withdraw its election as, a business development company unless so authorized by the vote of a majority, as defined in the 1940 Act, of its outstanding voting securities.

     The Company is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the shares of Common Stock if its asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such issuance. In addition, while Senior Securities are outstanding, provision must be made to prohibit any distribution to stockholders or the repurchase of such securities or shares unless the Company meets the applicable asset coverage ratios at the time of the distribution or repurchase. The Company may also borrow amounts up to 5% of the value of its total assets for temporary purposes.

     Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act ('Qualifying Assets') unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company's total assets. The principal categories of Qualifying Assets relevant to the proposed business of the Company are the following:

     (1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined in the 1940 Act as any issuer which:

          (a) is organized under the laws of, and has its principal place of business in, the United States or any state;

          (b) is not an investment company other than a small business investment company wholly-owned by the business development company; and

          (c) does not have any class of securities with respect to which a broker or dealer may extend margin credit.

     (2) Securities of any eligible portfolio company which is controlled by the business development company.

     (3) Securities received in exchange for or distributed on or with respect to securities described in (1) or (2) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

     (4) Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized (and have its principal place of business) in the United States and must be operated for the purpose of making investments in the types of securities described in (1) or (2) above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

                                SHARE REPURCHASES

     Common stock of closed-end investment companies frequently trades at discounts from net asset value. The Company cannot predict whether its shares of Common Stock will trade above, at or below the net asset value thereof. The market price of our shares is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. The Board of Directors has authorized officers of the Company in their discretion, subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of the Company in the event that the shares trade at a discount to net asset value. There is no assurance that any such open market purchases will be made and such authorization may be terminated at any time. In addition, if at any time after September, 1999 the Company's shares publicly trade for a substantial period of time at a substantial discount from the Company's then current net asset value per share, the Company's Board of Directors will consider authorizing periodic repurchases of the Company's shares or other actions designed to eliminate the discount. The Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on the Company's status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on the Company's ability to borrow. No assurance can be given that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should any such repurchases be made in the future, it is expected that they would be made at prices at or below the current net asset value per share. Any such repurchase would cause the Company's total assets to decrease, which may have the effect of increasing the Company's expense ratio. The Company may borrow money to finance the repurchase of shares subject to the limitations described in this Prospectus. Any interest on such borrowing for this purpose will reduce the Company's net income. During 1998, in accordance with the regulations governing RICs, the Company repurchased 30,000 shares of its outstanding Common Stock.

                              PLAN OF DISTRIBUTION

     The Company may sell the Securities through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the Securities will be named in the applicable Prospectus Supplement.

     The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of Common Stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of the Company's Common Stock.

     In connection with the sale of the Securities, underwriters or agents may receive compensation from the Company or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the Company and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from the Company will be described in the applicable Prospectus Supplement.

     Any Common Stock sold pursuant to a Prospectus Supplement will be listed on the Nasdaq National Market, or another exchange on which the Common Stock is traded.

     Under agreements into which the Company may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by the Company against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, the Company in the ordinary course of business.

     If so indicated in the applicable Prospectus Supplement, the Company will authorize underwriters or other persons acting as the Company's agents to solicit offers by certain institutions to purchase the Securities from the Company pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by the Company. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

     In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

          SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

     The Company's securities are held under a custodian agreement by LaSalle Bank, N.A. The address of the custodian is 135 South LaSalle Street, Chicago, IL 60603. The Company's assets are held under bank custodianship in compliance with the 1940 Act. State Street Bank and Trust Company acts as the Company's transfer and dividend paying agent and registrar. The principal business address of State Street Bank and Trust is c/o. EquiServe, L.P., 150 Royall Street, mail stop 45-02-62, Canton, MA 02021.

                                  LEGAL MATTERS

     The legality of the Securities offered hereby will be passed upon for the Company by Arnold & Porter, Washington, D.C. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the Prospectus Supplement.

                                     EXPERTS

     Ernst & Young LLP, independent auditors, have audited the Company's financial statements at December 31, 1998 and 1997, and for the year ended December 31, 1998, the three months ended December 31, 1997, the nine months ended September 30, 1997 and the year ended December 31, 1996, and financial highlights for the year ended December 31, 1998 and the three months ended December 31, 1997 as set forth in their report. The Company has included its financial statements and financial highlights in this Prospectus and elsewhere in the Registration Statement in reliance upon Ernst & Young LLP's report given on their authority as experts in accounting and auditing.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                              Page in the        Location
                                                                               Statement        of Related
                                                                             of Additional    Disclosure in
                                                                              Information     the Prospectus
                                                                             -------------    --------------
General Information and History...........................................       SAI-2             1; 27
Investment Objective and Policies.........................................       SAI-2                18
Management................................................................       SAI-3                40
Control Persons and Principal Holders of Common Stock.....................       SAI-6                16
Investment Advisory Services..............................................       SAI-7                --
Safekeeping, Transfer and Dividend Paying Agent and Registrar.............       SAI-7                53
Financial Statements......................................................       SAI-7             5; 18
Brokerage Allocation and Other Practices..................................       SAI-7                --
Tax Status................................................................       SAI-7                --

                            ------------------------

                       AMERICAN CAPITAL STRATEGIES, LTD.
                         INDEX TO FINANCIAL STATEMENTS

AUDITED FINANCIAL STATEMENTS
  Report of Independent Auditors...........................................................................        F-2
  Balance Sheets as of December 31, 1998 and 1997..........................................................        F-3
  Schedules of Investments as of December 31, 1998 and 1997................................................        F-4
  Statements of Operations for the year ended December 31, 1998, the three months ended December 31, 1997,
     the nine months ended September 30, 1997 and the year end December 31, 1996...........................        F-7
  Statements of Shareholders' Equity for the year ended December 31, 1998, the three months ended December
     31, 1997, the nine months ended September 30, 1997 and the year ended December 31, 1996...............        F-8
  Statements of Cash Flows for the year ended December 31, 1998, the three months ended December 31, 1997,
     the nine months ended September 30, 1997 and the year ended December 31, 1996.........................        F-9
  Financial Highlights for the year ended December 31, 1998 and the three months ended December 31, 1997...       F-10
  Notes to Financial Statements............................................................................       F-11

UNAUDITED FINANCIAL STATEMENTS
  Balance Sheets as of March 31, 1999 and December 31, 1998................................................       F-21
  Schedule of Investments as of March 31, 1999.............................................................       F-22
  Statements of Operations for the three months ended March 31, 1999 and 1998..............................       F-24
  Statements of Shareholders' Equity for the three months ended March 31, 1999 and 1998....................       F-25
  Statements of Cash Flows for the three months ended March 31, 1999 and 1998..............................       F-26
  Financial Highlights for the three months ended March 31, 1999 and 1998..................................       F-27
  Notes to Financial Statements............................................................................       F-28

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
American Capital Strategies, Ltd.

     We have audited the accompanying balance sheets of American Capital Strategies, Ltd., including the schedules of investments, as of December 31, 1998 and 1997, the related statements of operations, shareholders' equity and cash flows for the year ended December 31, 1998, the three months ended December 31, 1997, the nine months ended September 30, 1997, and the year ended December 31, 1996, and the financial highlights for the year ended December 31, 1998 and the three months ended December 31, 1997. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

     We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Capital Strategies, Ltd. at December 31, 1998 and 1997, and the results of its operations and its cash flows for the year ended December 31, 1998, the three months ended December 31, 1997, the nine months ended September 30, 1997, and the year ended December 31, 1996, and the financial highlights for the year ended December 31, 1998 and the three months ended December 31, 1997 in conformity with generally accepted accounting principles.

                                          /S/ ERNST & YOUNG LLP

Washington, D.C.
February 2, 1999

                       AMERICAN CAPITAL STRATEGIES, LTD.
                                 BALANCE SHEETS
                     (In thousands, except per share data)

                                                                                           December 31,
                                                                                     ---------------------
                                      ASSETS                                          1998          1997
                                                                                     -------      --------

Investments at fair value (cost of $252,718 and $133,274, respectively) ..........   $254,983    $133,415
Cash and cash equivalents ........................................................      6,149       8,862
Investment in unconsolidated operating subsidiary ................................      6,386       6,869
Due from unconsolidated operating subsidiary .....................................        778         861
Interest receivable ..............................................................      1,561         644
Other ............................................................................        162          54
                                                                                     --------    --------
          Total assets ...........................................................   $270,019    $150,705
                                                                                     ========    ========

                       LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts payable and accrued liabilities .........................................   $    126    $     53
Accrued dividends payable ........................................................      1,222          --
Notes payable ....................................................................     85,948          --
Revolving credit facility ........................................................     30,000          --
                                                                                     --------    --------
          Total liabilities ......................................................    117,296          53

Shareholders' equity:
  Undesignated preferred stock, $0.01 par value, 5,000 shares authorized,
     0 issued and outstanding ...................................................         --           --
  Common stock, $.01 par value, 20,000 shares authorized, and 11,081 and 11,069
     issued and outstanding, respectively ........................................        111         111
  Capital in excess of par value .................................................    145,245     144,940
  Note receivable from sale of common stock ......................................       (300)         --
  Distributions in excess of net realized earnings ...............................       (116)        (55)
  Unrealized appreciation of investments .........................................      7,783       5,656
                                                                                     --------    --------
          Total shareholders' equity .............................................    152,723     150,652
                                                                                     --------    --------
          Total liabilities and shareholders' equity .............................   $270,019    $150,705
                                                                                     ========    ========

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998
                     (In thousands, except per share data)

Senior Debt--9.47%                                 Industry                                   Cost      Fair Value
------------------                                 --------                                   ----      ----------
Four S Baking Company............................  Baking................................   $  1,266     $  1,266
BIW Connector Systems, LLC.......................  Manufacturing.........................      3,404        3,404
Chance Coach, Inc................................  Bus Manufacturer......................      1,286        1,286
JAG Industries, Inc..............................  Manufacturing.........................      1,200        1,200
Confluence Holdings Corp.........................  Canoes & Kayaks.......................      9,675        9,675
Cycle Gear, Inc..................................  Motor Cycle Accessories...............        750          750
Eurocaribe, Inc..................................  Meat Processing.......................      7,181        7,181
                                                                                            --------    ---------
     Subtotal............................................................................     24,762       24,762

Subordinated Debt--41.37%
-------------------------
Four S Baking Company............................  Baking................................      1,588        1,588
BIW Connector Systems, LLC.......................  Manufacturing.........................      6,710        6,710
Westwinds Holdings, Inc..........................  Restaurant............................      2,932        2,932
JAG Industries, Inc..............................  Manufacturing.........................      2,335        2,335
Specialty Transportation Services, Inc...........  Waste Hauler..........................      7,368        7,368
Chance Coach, Inc................................  Bus Manufacturer......................      7,060        7,060
The L.A. Studios, Inc............................  Audio Production......................      2,393        2,393
Decorative Surfaces International, Inc...........  Decorative Paper & Vinyl Mfg..........     10,490       10,490
New Piper Aircraft, Inc..........................  Aircraft Manufacturing................     17,858       17,858
Electrolux, LLC..................................  Vacuum Cleaner........................      7,264        7,264
Cycle Gear, Inc..................................  Motor Cycle Accessories...............        633          633
Confluence Holdings Corp.........................  Canoes & Kayaks.......................      4,701        4,701
Eurocaribe, Inc..................................  Meat Processing.......................      8,905        8,905
ConStar International, Inc.......................  Electrical............................     12,839       12,839
Centennial Broadcasting, Inc.....................  Radio Stations........................     15,040       15,040
                                                                                            --------    ---------
     Subtotal............................................................................    108,116      108,116

Convertible Preferred Stock(2)--2.10%
-------------------------------------
Four S Baking Company 15% dividend convertible
  into 51,390 shares of common stock or 10.89% of
  Co.............................................  Baking................................      2,756        2,756
Chance Coach, Inc. 12% dividend convertible into
  20% of Co......................................  Bus Manufacturer......................      2,000        2,079
Decorative Surfaces International, Inc. prime
  rate plus 4% dividend convertible into 2.9% of
  Co.............................................  Decorative Paper & Vinyl Mfg..........        646          646
                                                                                            --------    ---------
     Subtotal............................................................................      5,402        5,481

Common Stock Warrants(1)--8.52%
-------------------------------
Four S Baking Company(2) 15,390 shares 3.26% of
  Co.............................................  Baking................................        462          600
BIW Connector Systems, LLC 8% of LLC.............  Manufacturing.........................        652          540
Westwinds Holdings, Inc. 5% of Co................  Restaurant............................        350          421
JAG Industries, Inc.(2) 75% of Co................  Manufacturing.........................        505          465
Specialty Transportation Services, Inc. 9.1% of
  Co.............................................  Waste Hauler..........................        694          784
Chance Coach, Inc.(2) 43.7% of Co................  Bus Manufacturer......................      4,041        4,543

                       AMERICAN CAPITAL STRATEGIES, LTD.
                      SCHEDULE OF INVESTMENTS--(Continued)
                               DECEMBER 31, 1998
                     (In thousands, except per share data)

Common Stock Warrants(1)--8.52%--(Continued)       Industry                                   Cost      Fair Value
--------------------------------------------       --------                                   ----      ----------
The L.A. Studios, Inc. 17% of Co.................  Audio Production......................        902          857
Decorative Surfaces International, Inc.(2) 42.3%
  of Co..........................................  Decorative Paper & Vinyl Mfg..........      4,571        5,596
New Piper Aircraft, Inc. 4% of Co................  Aircraft Manufacturing................      2,231        2,231
Electrolux, LLC 2.5% of Co.......................  Vacuum Cleaner........................        246          246
Cycle Gear, Inc. 16.5% of Co.....................  Motor Cycle Accessories...............        374          374
Confluence Holdings Corp. 18% of Co..............  Canoes & Kayaks.......................      1,319        1,319
Eurocaribe, Inc. 37% of Co.......................  Meat Processing.......................      1,110        1,110
ConStar International, Inc. 17.5% of Co..........  Electrical............................      3,171        3,171
                                                                                            --------    ---------
     Subtotal............................................................................     20,628       22,257


Common Stock(1)--1.69%
----------------------

Four-S Baking Company(2) 5.5% of Co..............  Baking................................        966        1,004
Specialty Transportation Services, Inc. 9.1% of
  Co.............................................  Waste Hauler..........................        500          784
Chance Coach, Inc.(2) 18.3% of Co................  Bus Manufacturer......................      1,896        2,131
ConStar International, Inc. 2.8%.................  Electrical............................        500          500
                                                                                            --------    ---------
     Subtotal............................................................................      3,862        4,419
                                                                                            --------    ---------
     Subtotal--non-publicly traded securities--63.15%....................................    162,770      165,035

Government Securities--34.41%
-----------------------------

FHLB Discount Note due 1/4/98............................................................     89,948       89,948
                                                                                            --------    ---------
     Total Investments...................................................................    252,718      254,983

Investment in Unconsolidated Operating Subsidiary--2.44%
--------------------------------------------------------

ACS Capital Investments Corporation(1)(2)-- 100%
  of Co..........................................  Investment Banking....................        403         6,386
                                                                                            --------    ----------
     Totals..............................................................................   $253,121     $ 261,369
                                                                                            ========     =========

------------------
(1) Non-income producing
(2) Affiliate

                            See accompanying notes.

                        AMERICAN CAPITAL STRATEGIES, LTD.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997
                      (In thousands, except per share data)

Senior Debt--4.07%                                             Industry                       Cost      Fair Value
------------------                                             --------                       ----      ----------
Four S Baking Company........................................  Baking....................   $  1,825     $   1,825
BIW Connector Systems, LLC...................................  Manufacturing.............      3,890         3,890
                                                                                            --------    ----------
     Subtotal............................................................................      5,715         5,715

Subordinated Debt--7.88%
------------------------
Four S Baking Company........................................  Baking....................      1,492         1,492
BIW Connector Systems, LLC...................................  Manufacturing.............      6,350         6,350
Westwinds Holdings, Inc......................................  Restaurant................      3,206         3,206
                                                                                            --------    ----------
     Subtotal............................................................................     11,048        11,048

Convertible Preferred Stock(2)--1.64%
-------------------------------------
Four S Baking Company 15% dividend convertible into 4%
  dividend common stock or 10.89% of Co......................  Baking....................      2,303         2,303

Common Stock Warrants(1)(2)--1.13%
----------------------------------
Four S Baking Company 15,390 shares 3.26% of Co..............  Baking....................        461           577
BIW Connector Systems, LLC 8% of LLC.........................  Manufacturing.............        652           652
Westwinds Holdings, Inc. 5% of Co............................  Restaurant................        350           350
                                                                                            --------    ----------
     Subtotal............................................................................      1,463         1,579
                                                                                            --------    ----------
     Subtotal--non-publicly traded securities--14.72%....................................     20,529        20,645

Government Securities--80.38%
-----------------------------
FHLB Discount Note due 2/4/98............................................................     20,969        20,981
FHLB Discount Note due 3/6/98............................................................     10,893        10,898
FHLB Discount Note due 4/1/98............................................................      9,865         9,868
FNMA Discount Note due 4/24/98...........................................................      6,877         6,883
FFCB 5.90% due 6/2/98....................................................................     20,017        20,016
FHLB Discount Note due 6/8/98............................................................     14,646        14,644
FHLB Discount Note due 8/20/98...........................................................     14,483        14,480
FNMA 5.71% due 9/9/98....................................................................     14,995        15,000
                                                                                            --------    ----------
     Subtotal............................................................................    112,745       112,770
                                                                                            --------    ----------
     Total Investments...................................................................    133,274       133,415

Investment in Unconsolidated Operating Subsidiary--4.90%
--------------------------------------------------------
ACS Capital Investments Corporation(1)(2)--100% of Co........  Investment Banking........        403         6,869
                                                                                            --------    ----------
     Totals..............................................................................   $133,677     $ 140,284
                                                                                            ========    ==========

------------------
(1) Non-income producing
(2) Affiliate

                            See accompanying notes.

                        AMERICAN CAPITAL STRATEGIES, LTD.
                            STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)

                                                                        Three Months    || Nine Months Ended
                                                    Year Ended              Ended       ||   September 30,         Year Ended
                                                 December 31, 1998    December 31, 1997 ||       1997           December 31, 1996
                                                 -----------------    ----------------- || -----------------    -----------------
Operating income:                                                                       ||
  Financial advisory fees.....................        $    --              $    --      ||      $ 1,122              $ 1,738
  Financial performance fees..................             --                   --      ||          798                  649
  Interest and dividend income................         14,430                2,123      ||          553                   --
  Loan processing fees........................          2,549                  654      ||           --                   --
  Other.......................................             --                   20      ||          428                  359
                                                     --------             --------      ||      -------              -------
      Total operating income..................         16,979                2,797      ||        2,901                2,746
Operating expenses:                                                                     ||
  Salaries and benefits.......................            843                  243      ||        1,221                1,283
  General, administrative and other...........            809                  308      ||        1,514                1,282
  Provision for (reversal of) doubtful                                                  ||
    accounts..................................             --                   --      ||         (177)                 224
  Interest....................................             57                   --      ||           60                   33
  Depreciation and amortization...............             --                   --      ||           33                   39
                                                     --------             --------      ||      -------              -------
      Total operating expenses................          1,709                  551      ||        2,651                2,861
Operating income (loss) before equity in                                                ||
  earnings of unconsolidated operating                                                  ||
  subsidiary..................................         15,270                2,246      ||          250                 (115)
Equity in (loss) earnings of unconsolidated                                             ||
  operating subsidiary........................           (482)                  24      ||           --                   --
                                                     --------             --------      ||      -------              -------
Net operating income (loss)...................         14,788                2,270      ||          250                 (115)
Increase in unrealized appreciation of                                                  ||
  investments.................................          2,127                  167      ||        5,321                  483
                                                     --------             --------      ||      -------              -------
Income before income taxes....................         16,915                2,437      ||        5,571                  368
Provision for income taxes....................             --                   --      ||        2,128                  159
                                                     --------             --------      ||      -------              -------
Net increase in shareholders' equity resulting                                          ||
  from operations.............................        $16,915              $ 2,437      ||      $ 3,443              $   209
                                                     ========             ========      ||      =======              =======
Net operating income per share                                                          ||
  Basic.......................................        $  1.34              $  0.21      ||
  Diluted.....................................        $  1.29              $  0.20      ||
                                                                                        ||
Net increase in shareholders' equity resulting                                          ||
  from operations per share                                                             ||
  Basic.......................................        $  1.53              $  0.22      ||
  Diluted.....................................        $  1.48              $  0.21      ||
Weighted average shares of common stock                                                 ||
  outstanding                                                                           ||
  Basic.......................................         11,068               11,069      ||
  Diluted.....................................         11,424               11,405      ||


                            See accompanying notes.

                        AMERICAN CAPITAL STRATEGIES, INC.

                       STATEMENTS OF SHAREHOLDERS' EQUITY

                      (In thousands, except per share data)

                                                                                                 Note
                                       Unearned     Common Stock     Capital in               Receivable    Undistributed
                           Preferred     ESOP     ----------------   Excess of    Retained   From Sale of   Net Realized
                             Stock      Shares    Shares    Amount   Par Value    Earnings   Common Stock     Earnings
                           ---------   --------   -------   ------   ----------   --------   ------------   -------------
Balance at December 31,
  1995...................   $ 1,419     $ (333)       480    $  5     $      10    $1,845           --               --
  Net increase in
    shareholders' equity
    resulting from
    operations...........        --         --         --      --            --       209           --               --
  Options exercised......        --         --          1      --             1        --           --               --
  ESOP shares earned.....        --        216         --      --            --        --           --               --
                           ---------   --------   -------   -----    ----------   --------       -----      -----------
Balance at December 31,
  1996...................   $ 1,419     $ (117)       481    $  5     $      11    $2,054           --               --
                           ---------   --------   -------   -----    ----------   --------       -----      -----------
  Net increase in
    shareholders' equity
    resulting from
    operations...........        --         --         --      --            --     3,443           --               --
  Contribution of common
    stock to ESOP........        --         --          1      --             8        (8)          --               --
  Conversion of preferred
    stock to common
    stock................    (1,419)        --        205       2         1,417        --           --               --
  Issuance of common
    stock................        --         --     10,382     104       143,504        --           --               --
  ESOP shares earned.....        --        117         --      --            --        --           --
                           ---------   --------   -------   -----    ----------   --------       -----      -----------
Balance at September 30,
  1997...................   $    --     $   --    $11,069    $111     $ 144,940    $5,489       $   --        $      --
                           =========   ========   =======   =====    ==========   ========       =====      ===========

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

  Effect of
    reorganization as a
    RIC..................        --         --         --      --            --    (5,489)          --               --
  Net increase in
    shareholders' equity
    resulting from
    operations...........        --         --         --      --            --        --           --            2,269
  Distributions..........        --         --         --      --            --        --           --           (2,324)
                           ---------   --------   -------   -----    ----------   --------       -----      -----------
Balance at December 31,
  1997...................   $    --     $   --     11,069    $111     $ 144,940    $   --       $   --        $     (55)
                           =========   ========   =======   =====    ==========   ========       =====      ===========
  Issuance of common
    stock under the 1997
    Stock Option Plan....        --         --         28      --           396        --           --               --
  Issue of common stock
    under the Dividend
    Reinvestment Plan....        --         --          7      --           128        --           --               --
  Repurchase of
    outstanding shares...        --         --        (23)     --          (219)       --           --               --
  Issuance of note
    receivable from sale
    of common stock......        --         --         --      --            --        --         (300)              --
  Net increase in
    shareholders' equity
    resulting from
    operations...........        --         --         --      --            --        --           --           14,788
  Distributions..........        --         --         --      --            --        --           --          (14,849)
                           ---------   --------   -------   -----    ----------   --------       -----      -----------
Balance at December 31,
  1998...................   $    --     $   --     11,081    $111     $ 145,245    $   --       $ (300)       $    (116)
                           =========   ========   =======   =====    ==========   ========       =====      ===========


                             Unrealized        Total
                            Appreciation    Shareholders
                           of Investments      Equity
                           --------------   ------------
Balance at December 31,
  1995...................          --         $  2,946
  Net increase in
    shareholders' equity
    resulting from
    operations...........          --              209
  Options exercised......          --                1
  ESOP shares earned.....          --              216
                               ------       ----------
Balance at December 31,
  1996...................          --         $  3,372
                               ------       ----------
  Net increase in
    shareholders' equity
    resulting from
    operations...........          --            3,443
  Contribution of common
    stock to ESOP........          --               --
  Conversion of preferred
    stock to common
    stock................          --               --
  Issuance of common
    stock................          --          143,608
  ESOP shares earned.....          --              117
                               ------       ----------
Balance at September 30,
  1997...................      $   --         $150,540
                               ======       ==========

------------------------------------------------------------
------------------------------------------------------------

  Effect of
    reorganization as a
    RIC..................       5,489               --
  Net increase in
    shareholders' equity
    resulting from
    operations...........         167            2,436
  Distributions..........          --           (2,324)
                               ------       ----------
Balance at December 31,
  1997...................      $5,656         $150,652
                               ======       ==========
  Issuance of common
    stock under the 1997
    Stock Option Plan....          --              396
  Issue of common stock
    under the Dividend
    Reinvestment Plan....          --              128
  Repurchase of
    outstanding shares...          --             (219)
  Issuance of note
    receivable from sale
    of common stock......          --             (300)
  Net increase in
    shareholders' equity
    resulting from
    operations...........       2,127           16,915
  Distributions..........          --          (14,849)
                               ------       ----------
Balance at December 31,
  1998...................      $7,783         $152,723
                               ======       ==========


                            See accompanying notes.

                        AMERICAN CAPITAL STRATEGIES, LTD.
                            STATEMENTS OF CASH FLOWS
                      (In thousands, except per share data)

                                                                        Three Months    || Nine Months Ended
                                                    Year Ended              Ended       ||   September 30,         Year Ended
                                                 December 31, 1998    December 31, 1997 ||       1997           December 31, 1996
                                                 -----------------    ----------------- || -----------------    -----------------
Operating activities                                                                    ||
Net increase in shareholders' equity resulting                                          ||
  from operations.............................       $  16,915            $   2,437     ||     $   3,443              $ 209
Adjustments to reconcile net increase in                                                ||
  shareholders' equity resulting from                                                   ||
  operations to net cash provided by (used in)                                          ||
  operating activities:                                                                 ||
  Depreciation and amortization...............              --                   --     ||            33                 38
  Unrealized appreciation of investments......          (2,127)                (167)    ||        (5,321)              (483)
  Net amortization of securities..............          (1,336)              (1,234)    ||          (337)                --
  Amortization of loan discounts..............            (913)                  --     ||            --                 --
  Amortization of deferred finance costs......              --                   --     ||             3                 11
  Provision for deferred income taxes.........              --                   --     ||         2,102                121
  Contribution of stock to ESOP...............              --                   --     ||           117                216
  Increase in interest receivable.............            (917)                (207)    ||          (122)                --
  Provision for doubtful accounts.............              --                   --     ||          (177)               224
  Increase in accrued payment-in-kind dividend                                          ||
    and interest..............................            (478)                  --     ||            --                 --
  Decrease (increase) in due from                                                       ||
    unconsolidated subsidiary.................              83                 (526)    ||            --                 --
  Decrease (increase) in accounts                                                       ||
    receivable................................              --                   --     ||           486               (865)
  Decrease in income taxes receivable.........              --                   --     ||            24                101
  (Increase) decrease in other assets.........             (71)                  62     ||          (113)                 6
  Increase (decrease) in accounts payable and                                           ||
    accrued liabilities.......................              73                 (328)    ||           128                228
Loss (earnings) of unconsolidated operating                                             ||
  subsidiary..................................             482                  (24)    ||            --                 --
                                                     ---------            ---------     ||     ---------              -----
Net cash provided by (used in) operating                                                ||
  activities..................................          11,711                   13     ||           266               (194)
Investing activities                                                                    ||
  Proceeds from sale or maturity of                                                     ||
    investments...............................         231,580               35,000     ||            60                 --
  Principal repayments........................           1,719                   93     ||            --                 --
  Purchase of investments.....................        (142,865)             (20,622)    ||          (483)               (75)
  Purchase of securities......................        (207,146)             (16,593)    ||      (129,896)                --
  Purchases of property and equipment, net of                                           ||
    disposals.................................              --                   --     ||           (29)               (39)
                                                     ---------            ---------     ||     ---------              -----
Net cash used in investing activities.........        (116,712)              (2,122)    ||      (130,348)              (114)
Financing activities                                                                    ||
  Proceeds from short term notes payable,                                               ||
    net.......................................          85,948                   --     ||          (430)               269
  Drawings on revolving credit facilities,                                              ||
    net.......................................          30,000                   --     ||            --                 --
  Increase in deferred financing costs........             (37)                  --     ||            --                 (4)
  (Decrease) increase in due to related                                                 ||
    parties, net..............................              --                   --     ||           (78)                 6
  Repurchase of common stock..................            (219)                  --     ||            --                 --
  Issuance of common stock....................             224                   --     ||       143,608                 --
  Options exercised...........................              --                   --     ||            --                  1
  Distributions paid..........................         (13,628)              (2,325)    ||            --                 --
                                                     ---------            ---------     ||     ---------              -----
Net cash provided by (used in) financing                                                ||
  activities..................................         102,288               (2,325)    ||       143,100                272
                                                     ---------            ---------     ||     ---------              -----
Net (decrease) increase in cash and cash                                                ||
  equivalents.................................          (2,713)              (4,434)    ||        13,018                (36)
Cash and cash equivalents at beginning of                                               ||
  period......................................           8,862               13,296     ||           323                359
                                                     ---------            ---------     ||     ---------              -----
Cash and cash equivalents at end of period....       $   6,149            $   8,862     ||     $  13,341              $ 323
                                                     =========            =========     ||     =========              =====
Non-cash financing activities:                                                          ||
Note receivable issued in sale of common                                                ||
  stock.......................................       $     300            $      --     ||     $      --              $  --

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                              FINANCIAL HIGHLIGHTS
                     (In thousands, except per share data)

                                                                               Year Ended        Three Months Ended
                                                                            December 31, 1998    December 31, 1997
                                                                            -----------------    ------------------
Per Share Data(1)
  Net asset value at beginning of the period.............................       $  13.61             $  13.60
  Net operating income...................................................           1.34                 0.21
  Increase in unrealized appreciation on investments.....................           0.19                 0.01
                                                                                --------             --------
  Net increase in shareholders' equity from operations...................       $   1.53             $   0.22
  Distribution of net investment income..................................           1.34                 0.21
                                                                                --------             --------
  Net asset value at end of period.......................................       $  13.80             $  13.61
  Per share market value at end of period................................       $  17.25             $ 18.125
Total return(2)..........................................................           2.57%               22.23%
Common Stock outstanding at end of period................................         11,081               11,069

Ratio/Supplemental Data
  Net assets at end of period............................................       $152,723             $150,652
  Ratio of operating expenses to average net assets(3)...................           1.13%                1.46%
  Ratio of net operating income to average net assets(3).................           9.75%                6.03%

------------------

(1) Basic per share data.

(2) Amounts were not annualized for the results of the three month period ended December 31, 1998.

(3) Amounts were annualized for the results of the three month period ended December 31, 1997.

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                         NOTES TO FINANCIAL STATEMENTS
                     (In thousands, except per share data)

1. Organization

     American Capital Strategies, Ltd., a Delaware corporation (the 'Company'), was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an initial public offering ('IPO') of 10,382 shares of common stock ('Common Stock'), and became a non-diversified close end investment company that has elected to be treated as a business development company ('BDC') under the Investment Company Act of 1940, as amended ('1940 Act'). On October 1, 1997, the Company began operations so as to qualify to be taxed as a regulated investment company ('RIC') as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the 'Code'). As contemplated by these transactions, the Company materially changed its business plan and format from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. As a result of the changes, the Company is operating as a holding company whose predominant source of operating income has changed from financial performance and advisory fees to interest and dividends earned from investing the Company's assets in debt and equity of businesses. The Company's investment objectives are to achieve current income from the collection of interest and dividends, as well as long-term growth in its shareholders' equity through appreciation in value of the Company's equity interests. The Company continues to provide financial advisory services to businesses through ACS Capital Investments Corporation ('CIC'), a wholly-owned subsidiary. The Company is headquartered in Bethesda, Maryland, and has offices in New York, Boston, Pittsburgh, San Francisco, Chicago, and Dallas.

2. Summary of Significant Accounting Policies

Basis of Presentation

     The accompanying financial statements have been prepared in accordance with generally accepted accounting principles and for periods commencing with the Company's election to be treated as a RIC, in accordance with Article 6 of Regulation S-X of the Code of Federal Regulations. For the nine months ended September 30, 1997 and the year ended December 31, 1996 the financial statements are prepared on a consolidated basis with the accounts of CIC, the Company's wholly owned subsidiary. All intercompany transactions and balances were eliminated. Effective October 1, 1997, pursuant to RIC accounting requirements, CIC was deconsolidated, and, as a result, for the year ended December 31, 1998 and the three months ended December 31, 1997 the Company accounted for its investment in CIC under the equity method. In connection with this change, the Company contributed the following assets and liabilities to CIC:

        Investments in Erie Forge and Steel....................    $2,736
        Other assets...........................................       791
        Other liabilities......................................        69
        Deferred tax liability.................................     3,333

     As a result of these changes, the Company's financial statements for periods through September 30, 1997 ('pre-RIC') are not comparable with the financial statements for periods commencing after October 1, 1997 ('post-RIC').

Valuation of Investments

     Investments are carried at fair value, as determined by the Board of Directors.

     Securities which are publicly traded are valued at the closing bid price on the valuation date.

     Debt and equity securities which are not publicly traded are valued at fair value as determined in good faith by the Board of Directors. In making such determination, the Board of Directors will value non-

                       AMERICAN CAPITAL STRATEGIES, LTD.
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                     (In thousands, except per share data)

2. Summary of Significant Accounting Policies--(Continued)

convertible debt securities at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser valuation. In valuing convertible debt, equity or other securities, the Board of Directors determines the fair value based on the collateral, the issuer's ability to make payments, the earnings of the issuer, sales to third parties of similar securities, the comparison to publicly traded securities and other pertinent factors. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Cash and Cash Equivalents

     Cash and cash equivalents consist of demand, deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

Interest and Dividend Income Recognition

     Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Original issue discount is amortized into interest income using the effective interest method. Dividend income is recognized on the ex-dividend date.

Financial Advisory and Performance Fee Recognition

     Financial advisory fees represent amounts received for providing advice and analysis to middle market companies and are recognized as earned based on hours incurred. Financial performance fees represent amounts received for structuring, financing, and executing transactions and are generally payable only if the transaction closes and are recognized as earned when the transaction is completed. Financial advisory and performance fees are for services provided by CIC.

Loan Fee and Loan Processing Fee Recognition

     The Company records loan fees as income on the closing date of the related loan. Loan processing fees are recorded by the Company's wholly owned subsidiary, CIC, as income on the closing date of the related loan.

Realized Gain or Loss and Unrealized Appreciation or Depreciation on Investments

     Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the Board of Directors' valuation of the investments and the cost basis of the investments.

Distributions to Shareholders

     Distributions to stockholders are recorded on the ex-dividend date.

Federal Income Taxes

     The Company operates so as to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its stockholders from its income to determine 'taxable income.' The Company has distributed and currently intends to distribute sufficient dividends to

                       AMERICAN CAPITAL STRATEGIES, LTD.
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                     (In thousands, except per share data)

2. Summary of Significant Accounting Policies--(Continued)

eliminate taxable income. Therefore, the statement of operations contains no provision for income taxes for the year ended December 31, 1998 and the three months ended December 31, 1997.

     During the pre-RIC periods, the Company operated under Subchapter C of the Internal Revenue Code and calculated its tax provision pursuant to Statement of Financial Accounting Standards No. 109. Deferred income taxes were determined based on the differences between financial reporting and tax basis of assets and liabilities.

Use of Estimates in Preparation of Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

Property and Equipment

     Property and equipment are carried at cost and are depreciated using the straight-line method over the estimated useful lives of the related assets ranging from five to seven years.

Management Fees

     The Company is self-managed and therefore does not incur management fees payable to third parties.

Reclassifications

     Certain previously reported amounts have been reclassified to conform with the current financial statement presentation.

Recent Accounting Pronouncements

     As of January 1, 1998, the Company adopted Statement of Financial Accounting Standards ('SFAS') No. 130, 'Reporting Comprehensive Income' ('SFAS 130'). SFAS 130 established new rules for the reporting and display of comprehensive income and its components; however, the adoption of this statement had no impact on the Company's net increase in shareholders' equity resulting from operations or shareholders' equity.

     As of January 1, 1998, the Company adopted SFAS No. 131, 'Disclosures about Segments of an Enterprise and Related Information' ('SFAS 131'). SFAS 131 established standards for determining an entity's operating segments and the type and level of financial information to be disclosed in both annual and interim financial statements. It also established standards for related disclosures about products and services, geographic areas and major customers. Accordingly, the Company's reportable segments are its investing operations as a business development company and the financial advisory operations of its wholly-owned subsidiary, CIC (see Note 4).

     As of January 1, 1998, the Company adopted SFAS No. 132, 'Employers' Disclosures about Pensions and Other Postretirement Benefits--an amendment of FASB Statements No. 87, 88, and 106' ('SFAS 132'). SFAS 132 revises employers' disclosures about pension and other postretirement benefit plans. Adoption of SFAS 132 does not have a material impact on the financial statements of the Company.

     In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, 'Accounting for Derivative Instruments and Hedging Activities' ('SFAS 133'). SFAS 133 establishes accounting and

                       AMERICAN CAPITAL STRATEGIES, LTD.
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                     (In thousands, except per share data)

2. Summary of Significant Accounting Policies--(Continued)

reporting standards for derivative instruments. The statement requires an entity to recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. This statement is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. Adoption of SFAS 133 is not expected to have a material impact on the Company's financial statements or disclosures.

3. Investments

     Investments consists of securities issued by various agencies of the Federal government valued at $89,948 with maturities of less than one year from the date of purchase and securities issued by privately-held companies valued at $165,035. The securities issued by privately-held companies consist of senior debt, subordinated debt with equity warrants, convertible preferred stock and common stock. The debt securities have effective interest rates ranging from 8.8% to 22.4% and are payable in installments with final maturities from 5 to 10 years and are generally collateralized by assets of the borrower. The Company's investments in equity warrants and common stock are non-income producing. The net unrealized appreciation in investments for Federal income tax purposes is the same as for book purposes and none of the Company's investments are on non-accrual status.

4. Investment in Unconsolidated Operating Subsidiary

     As discussed in Note 2, CIC is an operating subsidiary of the Company and is accounted for under the equity method effective October 1, 1997. The investment in CIC is carried at fair value as determined by the Board of Directors.

     Condensed financial information for CIC is as follows:

                                                                                    December 31,
                                                                             -----------------------
        Assets:                                                                 1998         1997
                                                                             ----------    ---------
        Investments in portfolio companies, at fair value.................     $10,837      $10,361
        Other assets, net.................................................       1,359          991
                                                                               -------      -------
          Total assets....................................................     $12,196      $11,352
                                                                               =======      =======

        Liabilities and Shareholder's Equity:
        Deferred income taxes.............................................     $ 2,921      $ 3,323
        Due to parent.....................................................         778          861
        Other liabilities.................................................       2,111          299
        Shareholder's equity..............................................       6,386        6,869
                                                                               -------      -------
          Total liabilities and shareholder's equity......................     $12,196      $11,352
                                                                               =======      =======

                                                                   Year Ended        Three Months Ended
                                                                December 31, 1998    December 31, 1997
                                                                -----------------    ------------------
        Operating income.....................................       $ 5,227              $  532
        Operating expense....................................         6,451               1,084
                                                                    -------              ------
        Net operating loss...................................        (1,224)               (552)
        Increase in unrealized appreciation of investments...           481                 605
        Other................................................           261                 (29)
                                                                    -------              ------
        Net (loss) income....................................       $  (482)             $   24
                                                                    =======              ======

                         AMERICAN CAPITAL STRATEGIES, LTD.
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                     (In thousands, except per share data)

5. Stock Option Plan

     The Company applies APB No. 25, 'Accounting for Stock Issued to Employees' (APB 25), and related interpretations in accounting for its stock-based compensation plan. In accordance with SFAS 123, 'Accounting for Stock-Based Compensation' (SFAS 123), the Company elected to continue to apply the provisions of APB 25 and provide pro forma disclosure of the Company's net operating income and net increase in shareholders' equity resulting from operations calculated as if compensation costs were computed in accordance with SFAS 123. The Company is providing this information for the post-RIC period as discussed in Notes 1 and 2 and from the time the 1997 Stock Option Plan (the 1997 Plan) was established by the Company. The 1997 Plan provides for the granting of options to purchase up to 1,328 shares of Common Stock at a price of not less than the fair market value of the Common Stock on the date of grant to employees of the Company. On May 14, 1998, the Company authorized 500 additional shares to be granted under the 1997 Plan. As of December 31, 1998, there are 195 shares available to be granted under the 1997 Plan.

     Options granted under the 1997 Plan may be either incentive stock options within the meaning of Section 422 of the Code or nonstatutory stock options. Only employees of the Company and its subsidiaries are eligible to receive incentive stock options under the 1997 Plan; such options generally vest over a three year period. Incentive stock options must have a per share exercise price of no less than the fair market value on the date of the grant. Nonstatutory stock options granted under the 1997 Plan must have a per share exercise price of no less than the fair market value on the date of the grant. Options granted under the 1997 Plan may be exercised for a period of no more than ten years from the date of grant.

                                                                    Year Ended        Three Months Ended
                                                                 December 31, 1998    December 31, 1997
                                                                 -----------------    ------------------
        Net operating income
             as reported......................................        $14,788               $2,270
             pro forma........................................        $13,609               $2,030
        Net increase in shareholder equity resulting from
          operations
             as reported......................................        $16,915               $2,437
             pro forma........................................        $15,737               $2,197

     The effects of applying SFAS 123 for providing pro forma disclosures are not likely to be representative of the effects on reported net operating income and net increase in shareholders' equity resulting from operations for future years.

     For options granted during the year ended December 31, 1998, the Company estimated a fair value per option on the date of grant of $4.72 using a Black-Scholes option pricing model and the following assumptions: dividend yield 7.9%, risk free interest rate 5.1%, expected volatility factor .51, and expected lives of the options of 7 years.

     For options granted during the three months ended December 31, 1997, the Company estimated a fair value per option on the date of grant of $2.44 using a Black-Scholes option pricing model and the following assumptions; dividend yield 6.5%, risk free interest rate 6.5%, expected volatility factor .25, and expected lives of the options of 7 years.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                     (In thousands, except per share data)

5. Stock Option Plan--(Continued)
     A summary of the status of the Company's stock option plans as of and for the year ended December 31, 1998 and as of and for the three months ended December 31, 1997 is as follows:

                                                                                  Three Months Ended December 31,
                                              Year Ended December 31, 1998                     1997
                                            --------------------------------    -----------------------------------
                                                               Weighted-                              Weighted-
                                                            Average Exercise                       Average Exercise
                                            Common Stock         Price          Common Stock            Price
                                            ------------    ----------------    ------------       ----------------
Options outstanding, beginning of
  period.................................       1,297            $15.00                --                   --
Granted..................................         692            $18.42             1,303               $15.00
Exercised................................         (28)           $15.00                --                   --
Canceled.................................        (328)           $22.38                (6)              $15.00
                                                -----            ------             -----               ------
Options outstanding, end of year.........       1,633            $14.96             1,297               $15.00
                                                =====            ======             =====               ======
Options exercisable at year end..........       1,633                               1,297

     The following table summarizes information about stock options outstanding at December 31, 1998:

                                                   Options Outstanding                             Options Exercisable
                                   ----------------------------------------------------    -----------------------------------
                                       Number           Weighted-                              Number            Weighted
                                   Outstanding at        Average            Weighted       Exercisable at         Average
                                    December 31,        Remaining           Average         December 31,        Exercisable
Range of Exercise Prices                1998         Contractual Life    Exercise Price         1998               Price
------------------------           --------------    ----------------    --------------    --------------    -----------------
Less than $14.01................           62            9.7 years           $14.00                62             $14.00
$14.01 to $15.00................        1,571            8.9 years           $15.00             1,571             $15.00
                                        -----            ---------           ------             -----             ------
$14.00 to $15.00................        1,633            8.9 years           $14.96             1,633             $14.96
                                        =====            =========           ======             =====             ======

     In 1998, the Company issued 20 shares of Common Stock to an officer of the Company in exchange for a note receivable in the amount of $300. The transaction was executed pursuant to the 1997 Stock Option Plan, which allows the Company to lend to its employees funds to pay for the exercise of stock options. All loans made under this arrangement are fully secured by the value of the Common Stock purchased. Interest is charged and paid on such loans at the Applicable Federal Rate as defined in the Internal Revenue Code.

     On November 6, 1997, the Board of Directors authorized the establishment of a stock option plan for the non-employee directors. The Reinvestment Plan was approved by stockholders at the annual meeting held on May 14, 1998. The Company is awaiting approval of the Reinvestment Plan by the Securities and Exchange Commission ('SEC'). Pending SEC approval, the Board of Directors has authorized the Company to issue 15 options to each of the six non-employee directors.

6. Related Parties

     Pursuant to a commitment entered into prior to the Company's IPO, ACS Partners I, L.P., a Delaware partnership, was formed in 1997 with a wholly-owned subsidiary of the Company, as sole general partner, and two principals of the Company, as limited partners, to allow the principals the opportunity to co-invest in a transaction with the Company. Pursuant to the terms of the partnership agreement with ACS Partners I, L.P., the Company, through its wholly-owned subsidiary as sole general partner, has all discretion over the purchase, sale, restructuring and disposition of the assets of ACS Partners I, L.P. Upon completion of its IPO, the Company became subject to the 1940 Act and an application was made to the SEC for an exemption from those provisions of the 1940 Act that could be construed as prohibiting an investment of the type made by ACS Partners I, L.P. To date, the SEC has not acted on the Company's exemption request. As of

                       AMERICAN CAPITAL STRATEGIES, LTD.
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                     (In thousands, except per share data)

6. Related Parties--(Continued)

December 31, 1998 and December 31, 1997, principals of the Company had invested $260 in ACS Partners I, L.P. for investment commitments issued prior to the Company's IPO.

     The Company and CIC have entered into an expense sharing agreement whereby CIC reimburses the Company for expenses paid by the Company on CIC's behalf.

7. Notes Payable

     During December, 1998, the Company borrowed $80,948 secured by government agency securities with a fair value of $89,948. The interest rate on the Note was 4.25% and the note was fully repaid on January 4, 1999.

     During November, 1998, the Company entered into a credit agreement with two banks under which the Company has the ability to borrow up to $30 million. Interest on borrowings is accrued and paid monthly at the prime rate (7.75% at December 31, 1998). At December 31, 1998, the outstanding balance was $30 million, which is due in October, 2000. The credit facility is secured by the certain investments of the Company.

     During December, 1998, the Company borrowed $5 million from a corporation. Interest is accrued and paid monthly at 7.75% and the principal of the note is due on March 31, 1999.

     During the year ended December 31, 1998, the nine months ended September 30, 1997 and the year ended December 31, 1996, the cash paid for interest was approximately $56, $88, and $43, respectively. The weighted average interest rates, including amortization of deferred finance costs, for the year ended December 31, 1998, the nine months ended September 30, 1997 and the year ended December 31, 1996 and 1995 were 5.9%, 16.9%, and 17.3%, respectively.

     Due to the short term of the borrowings, the fair value of the notes payable approximates cost.

8. Income Taxes

     The Company operates so as to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its stockholders from its income to determine taxable income. The Company has distributed and currently intends to distribute sufficient dividends to eliminate taxable income. Therefore, the statement of operations contains no provision for income taxes for the year ended December 31, 1998 and the three months ended December 31, 1997.

     During the pre-RIC periods, the Company operated under Subchapter C of the Internal Revenue Code and calculated its tax provision pursuant to Statement of Financial Accounting Standards No. 109. Deferred income taxes were determined based on the differences between financial reporting and tax basis of assets and liabilities.

     The components of the income tax provision were as follows:

                                                         Nine Months Ended
                                                           September 30,         Year Ended
                                                               1997           December 31, 1996
                                                         -----------------    -----------------
         Current provision............................        $    2               $ 39
         Deferred provision...........................         2,126                120
                                                              ------               ----
                                                              $2,128               $159
                                                              ------               ----

                       AMERICAN CAPITAL STRATEGIES, LTD.
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                     (In thousands, except per share data)

8. Income Taxes--(Continued)

     The differences between taxes at the Federal statutory tax rate and the effective tax rate were as follows:

                                                            Nine Months Ended         Year Ended
                                                            September 30, 1997     December 31, 1996
                                                            -----------------      -----------------
         Statutory rate..................................        $1,803                $   125
         State taxes.....................................           342                     15
         Change in valuation
              Allowance..................................            --                    (26)
         Other...........................................           (17)                    45
                                                                 ------                -------
         Effective rate..................................        $2,128                $   159
                                                                 ======                =======

     During the nine months ended September 30, 1997 and the year ended December 31, 1996, cash paid for income taxes was approximately $2 and $1, respectively.

     The aggregate gross and net unrealized appreciation over the cost for Federal income tax purposes was $2,265, $7,414, and $3,399 as of December 31, 1998, December 31, 1997 and 1996, respectively. The aggregate cost of securities for Federal income tax purposes was $252,718, $132,870 and $581, as of December 31, 1998, December 31,1997 and 1996, respectively.

     As discussed in Note 1, the Company had been taxed under subchapter C prior to October 1, 1997, when the Company converted to a subchapter M corporation for Federal income tax purposes. As a subchapter M corporation, the Company is entitled to deduct dividends it pays to stockholders from its income to determine taxable income. The Company has distributed and intends to distribute sufficient dividends to eliminate taxable income. As a result, the Company does not have a provision for income taxes for the year ended December 31, 1998 and the three months ended December 31, 1997.

     The Company requested a ruling in June 1997 from the IRS seeking to clarify the tax consequences of the conversion from taxation under subchapter C to subchapter M. The Company was seeking to avoid having to incur a tax liability associated with the unrealized appreciation of assets whose fair market value exceeded their basis upon the ruling from the IRS in regards to the treatment of the unrecognized gain. Provided the Company meets all the requirements to be taxed as a RIC, it will be permitted to elect to be subject to rules similar to the rules of Section 1374 of the Internal Revenue Code with respect to any unrealized gain inherent in its assets, upon its conversion to RIC status ('built-in gain'). Generally, this treatment allows the deferring of recognition of the built-in gain. If the Company were to divest itself of any assets in which it had built-in gains prior to the end of a ten year recognition period, the Company would then be subject to the extent of its built-in gain.

9. Commitments and Contingencies

     The Company has non-cancelable operating leases for office space and office equipment. The leases expire over the next seven years and contain provisions for certain annual rental escalations. Rent expense for operating leases for the year ended December 31, 1998, the three months ended December 31, 1997, the nine months ended September 30, 1997 and the year ended December 31, 1996 was approximately $60, $73, $97, and $101, respectively.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                     (In thousands, except per share data)

9. Commitments and Contingencies--(Continued)

     Future minimum lease payments under non-cancelable operating leases at December 31, 1998 were as follows:

         1999.........................................................   $  240
         2000.........................................................      241
         2001.........................................................      248
         2002.........................................................      236
         2003 and thereafter..........................................      374
                                                                         ------
           Total......................................................   $1,339
                                                                         ======

     In addition, at December 31, 1998, the Company had commitments $7.4 million to three portfolio companies. These commitments are composed of two working capital credit facilities and one acquisition credit facility. The commitments are subject to the borrowers meeting certain criteria. The terms of the borrowings subject to commitment are comparable to the terms of other debt securities in the Company's portfolio.

10. Employee Stock Ownership Plan

     The Company maintains an ESOP, which includes all employees and is fully funded on a pro rata basis by the Company and its wholly owned subsidiary, CIC. Contributions are made at the Company's discretion up to the lesser of $30 or 25% of annual compensation expense for each employee. Employees are not fully vested until completing five years of service. For the year ended December 31, 1998, the Company and CIC contributed $97 to the ESOP, or 3% of total eligible employee compensation.

     The Company sponsors an employee stock ownership trust to act as the depository of employer contributions to the ESOP as well as to administer and manage the actual trust assets which are deposited into the ESOP.

11. Capital Stock

     In July, 1997, all unearned ESOP shares became earned and were allocated to the ESOP accounts of the Company's employees. Pursuant to the Company's Class A preferred stock declaration, the Class A preferred stock held by the ESOP was converted into Common Stock on a one share to one share basis. The Company also contributed an additional 529 shares of Common Stock to the ESOP.

     In August 1997, the Company increased its authorized shares of unallocated preferred stock to 5,000 and increased its authorized shares of Common Stock to 20,000.

     On August 27, 1997, the Company declared a stock split effective August 29, 1997, effected in the form of a stock dividend pursuant to which each outstanding share of Common Stock was effectively converted into .029859 shares. Outstanding shares and per share amounts for all periods presented have been restated to reflect this stock split.

     On August 29, 1997, the Company completed its IPO and sold 10,382 shares of its Common Stock at a price of $15.00 per share. Pursuant to the terms of the Company's agreement with the underwriter of the offering, the Company issued 443 Common Stock warrants ('Warrants') to the underwriter. The Warrants have a term of five years from the date of issuance and may be exercised at a price of $15.00 per share.

     The Company declared dividends of $14,849, or $1.34 per share for the year ended December 31, 1998; at year end, $1,222 remained accrued and undistributed to stockholders. For the three months ended December 31, 1997, the Company distributed $2,324, or $0.21 per share, to its stockholders. For Federal

                       AMERICAN CAPITAL STRATEGIES, LTD.
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                     (In thousands, except per share data)

11. Capital Stock--(Continued)

income tax purposes, the distributions were 100% from ordinary income. In addition, in accordance with regulations governing RIC's, the Company notified stockholders of its intention to periodically repurchase its outstanding Common Stock. Following release of this notification, the Company repurchased 23 shares of it Common Stock at a weighted average price of $10.12 per share.

12. Earnings Per Share

     The following table sets forth the computation of basic and diluted earnings per share for the year ended December 31, 1998 and the three months ended December 31, 1997. For all other periods, earnings per share is not presented since it is not considered meaningful due to the IPO and reorganization of the Company as a RIC.

                                                                    Year Ended        Three Months Ended
                                                                 December 31, 1998    December 31, 1997
                                                                 -----------------    ------------------
         Numerator for basic and diluted net increase in
           shareholders' equity resulting from operations.....        $16,915              $  2,437
         Denominator for basic-weighted average shares........         11,068                11,069
         Employee stock options...............................            269                   251
         Warrants.............................................             87                    85
                                                                      -------              --------
         Dilutive potential shares............................            356                   336
         Denominator for diluted..............................         11,424                11,405
                                                                      -------              --------
         Basic earnings per share.............................        $  1.53              $   0.22
         Diluted earnings per share...........................        $  1.48              $   0.21

13. Subsequent Events

     During February 1999, the Company obtained a commitment for a $100,000 credit facility. The credit facility is funded by a commercial paper conduit and requires the Company to create ACAS Funding, a bankruptcy remote wholly-owned subsidiary. The Company is required to make a capital contribution of $115,000 consisting of loans and any related equity warrants to ACAS Funding. ACAS Funding will then acquire loans and related equity warrants originated by the Company and may borrow up to 50% of the eligible loan balance subject to certain concentration limits. The term of the facility is two years and interest on borrowings will be charged at LIBOR plus 2.50%. The full amount of principal is due at the end of the term and interest is payable monthly.

                        AMERICAN CAPITAL STRATEGIES, LTD.
                                 BALANCE SHEETS
                                   (Unaudited)
                      (In thousands, except per share data)

                                                                                          March 31,    December 31,
                                                                                            1999           1998
                                                                                          ---------    ------------
                                        ASSETS
Investments at fair value (cost of $247,238 and $252,718, respectively)................   $ 251,489      $254,983
Cash and cash equivalents..............................................................       1,231         6,149
Investment in unconsolidated operating subsidiary......................................       5,991         6,386
Due from unconsolidated operating subsidiary...........................................       1,818           778
Interest receivable....................................................................       2,030         1,561
Other..................................................................................         992           162
                                                                                          ---------      --------
       Total assets....................................................................   $ 263,551      $270,019
                                                                                          =========      ========

                         LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable and accrued liabilities...............................................   $     914      $    126
Accrued dividends payable..............................................................          --         1,222
Notes payable..........................................................................      77,091        85,948
Revolving credit facility..............................................................      30,000        30,000
                                                                                          ---------      --------
Total liabilities......................................................................     108,005       117,296
Shareholders' equity:
  Undesignated preferred stock, $0.01 par value, 5,000 shares authorized, 0 issued and
     outstanding.......................................................................          --            --
  Common stock, $.01 par value, 20,000 shares authorized, and 11,122 and 11,081 issued
     and outstanding, respectively.....................................................         111           111
  Capital in excess of par value.......................................................     145,879       145,245
  Note receivable from sale of common stock............................................        (580)         (300)
  Undistributed (distributions in excess of) net realized earnings.....................         372          (116)
  Unrealized appreciation of investments...............................................       9,764         7,783
                                                                                          ---------      --------
       Total shareholders' equity......................................................     155,546       152,723
                                                                                          ---------      --------
       Total liabilities and shareholders' equity......................................   $ 263,551      $270,019
                                                                                          =========      ========

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1999
                                  (Unaudited)
                     (In thousands, except per share data)

Senior Debt--10.92%                                  Industry                                 Cost      Fair Value
-------------------                                  --------                                 ----      ----------
BIW Connector Systems, LLC.........................  Manufacturing......................... $  3,404     $   3,404
Chance Coach, Inc.(2)..............................  Bus Manufacturer......................    1,232         1,232
JAG Industries, Inc.(2)............................  Manufacturing.........................    1,200         1,200
Confluence Holdings Corp...........................  Canoes & Kayaks.......................   11,475        11,475
Cycle Gear, Inc....................................  Motor Cycle Accessories...............      750           750
Euro-Caribe, Inc.(2)...............................  Meat Processing.......................    7,062         7,062
Patriot Medical Technologies, Inc..................  Repair Services.......................    3,000         3,000
                                                                                            --------    ----------
     Subtotal..............................................................................   28,123        28,123

Subordinated Debt--46.89%
-------------------------
BIW Connector Systems, LLC.........................  Manufacturing.........................    6,740         6,740
Westwind Holdings, Inc.............................  Restaurant............................    2,945         2,945
JAG Industries, Inc.(2)............................  Manufacturing.........................    2,346         2,346
Specialty Transportation Services, Inc.............  Waste Hauler..........................    7,386         7,386
Chance Coach, Inc.(2)..............................  Bus Manufacturer......................    7,171         7,171
The L.A. Studios, Inc..............................  Audio Production......................    2,411         2,411
Decorative Surfaces International, Inc.(2).........  Decorative Paper & Vinyl Mfg..........    5,516         5,516
New Piper Aircraft, Inc............................  Aircraft Manufacturing................   17,897        17,897
Electrolux, LLC....................................  Vacuum Cleaner........................    7,563         7,563
Cycle Gear, Inc....................................  Motor Cycle Accessories...............      639           639
Confluence Holdings Corp...........................  Canoes & Kayaks.......................    5,226         5,226
Euro-Caribe, Inc.(2)...............................  Meat Processing.......................    8,921         8,921
ConStar International, Inc.........................  Electrical............................   12,877        12,877
Centennial Broadcasting, Inc.......................  Radio Stations........................   15,495        15,495
Lion Brewery, Inc.(2)..............................  Malt Beverages........................    5,958         5,958
Auxi-Health, Inc...................................  Home Health Care......................    9,532         9,532
Patriot Medical Technologies, Inc..................  Repair Services.......................    2,090         2,090
                                                                                            --------    ----------
     Subtotal..............................................................................  120,713       120,713

Convertible Preferred Stock--1.12%
----------------------------------
Chance Coach, Inc.(2) 12% dividend convertible into
  20% of Co........................................  Bus Manufacturer......................    2,000         2,214
Decorative Surfaces International, Inc.(2) prime
  rate plus 4% dividend convertible into 2.9% of
  Co...............................................  Decorative Paper & Vinyl Mfg..........      665           665
                                                                                            --------    ----------
     Subtotal..............................................................................    2,665         2,879

Common Stock Warrants(1)--10.70%
--------------------------------
BIW Connector Systems, LLC 8% of LLC...............  Manufacturing.........................      652           513
Westwind Holdings, Inc. 5% of Co...................  Restaurant............................      350           271
JAG Industries, Inc.(2) 75% of Co..................  Manufacturing.........................      505           454
Specialty Transportation Services, Inc. up to 39.1%
  of Co............................................  Waste Hauler..........................      694         1,007
Chance Coach, Inc.(2) 43.7% of Co..................  Bus Manufacturer......................    4,041         4,839
The L.A. Studios, Inc. 17% of Co...................  Audio Production......................      902           839

                        AMERICAN CAPITAL STRATEGIES, LTD.
                      SCHEDULE OF INVESTMENTS--(Continued)
                                 MARCH 31, 1999
                                   (Unaudited)
                      (In thousands, except per share data)


Common Stock Warrants(1)--10.70%--(Continued)        Industry                                 Cost      Fair Value
---------------------------------------------        --------                                 ----      ----------
Decorative Surfaces International, Inc.(2) 42.3% of
  Co...............................................  Decorative Paper & Vinyl Mfg.......... $  4,571     $   6,805
New Piper Aircraft, Inc. 4% of Co..................  Aircraft Manufacturing................    2,231         2,528
Electrolux, LLC 2.5% of Co.........................  Vacuum Cleaner........................      246           642
Cycle Gear, Inc. 16.5% of Co.......................  Motor Cycle Accessories...............      374           374
Confluence Holdings Corp. 18% of Co................  Canoes & Kayaks.......................    1,319         1,319
Euro-Caribe, Inc.(2) 37% of Co.....................  Meat Processing.......................    1,110         1,110
ConStar International, Inc. 17.5% of Co............  Electrical............................    3,171         3,171
Lion Brewery, Inc.(2) 54% of Co....................  Malt Beverages........................      675           675
Auxi Health, Inc. 20% of Co........................  Home Health Care......................    2,599         2,599
Patriot Medical Technologies, Inc. 17% of Co.......  Repair Services.......................      410           410
                                                                                            --------    ----------
     Subtotal..............................................................................   23,850        27,556

Common Stock(1)--1.25%
----------------------
Specialty Transportation Services, Inc. 9.1% of
  Co...............................................  Waste Hauler..........................      500           458
Chance Coach, Inc.(2) 18.3% of Co..................  Bus Manufacturer......................    1,896         2,269
ConStar International, Inc. 2.8%...................  Electrical............................      500           500
                                                                                            --------    ----------
     Subtotal..............................................................................    2,896         3,227
                                                                                            --------    ----------
     Subtotal--non-publicly traded securities--63.15%......................................  178,247       182,498

Government Securities--26.79%
-----------------------------
FMC Discount Note due 4/1/99...............................................................   68,991        68,991
                                                                                            --------    ----------
     Total Investments.....................................................................  247,238       251,489

Investment in Unconsolidated Operating Subsidiary--2.33%
--------------------------------------------------------
ACS Capital Investments Corporation(1)(2)--100% of
  Co...............................................  Investment Banking....................      403         5,991
                                                                                            --------    ----------
     Totals................................................................................ $247,641     $ 257,480
                                                                                            ========    ==========

------------------

(1) Non-income producing

(2) Affiliate

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                            STATEMENTS OF OPERATIONS
                                  (Unaudited)
                     (In thousands, except per share data)

                                                                                               Three Months Ended
                                                                                                   March 31,
                                                                                               ------------------
                                                                                                1999       1998
                                                                                               -------    -------
Operating income:
  Interest and dividend income..............................................................   $ 5,854    $ 2,680
  Loan fees.................................................................................       666        612
                                                                                               -------    -------
     Total operating income.................................................................     6,520      3,292
Operating expenses:
  Salaries and benefits.....................................................................       310        170
  General, administrative and other.........................................................       294        274
  Interest..................................................................................       794         --
                                                                                               -------    -------
     Total operating expenses...............................................................     1,398        444
Operating income before equity in (losses) earnings of unconsolidated operating
  subsidiary................................................................................     5,122      2,848
Equity in (loss) earnings of unconsolidated operating subsidiary............................      (395)       101
                                                                                               -------    -------
Net operating income........................................................................     4,727      2,949
Net realized gain on investments............................................................       316         --
Increase in unrealized appreciation of investments..........................................     1,981         28
                                                                                               -------    -------
Net increase in shareholders' equity resulting from operations..............................   $ 7,024    $ 2,977
                                                                                               =======    =======
Net operating income per share:
     Basic..................................................................................   $  0.43    $  0.27
     Diluted................................................................................   $  0.42    $  0.26
Net increase in shareholders' equity resulting from operations per share:
     Basic..................................................................................   $  0.63    $  0.27
     Diluted................................................................................   $  0.62    $  0.26
Weighted average shares of common stock outstanding:
     Basic..................................................................................    11,070     11,069
     Diluted................................................................................    11,279     11,480

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, INC.
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                                  (Unaudited)
                     (In thousands, except per share data)

                                     Common Stock     Capital in   Notes Receivable   Undistributed    Unrealized        Total
                                    ---------------   Excess of      From Sale of     Net Realized    Appreciation   Shareholders'
                                    Shares   Amount   Par Value      Common Stock       Earnings      Investments       Equity
                                    ------   ------   ----------   ----------------   -------------   ------------   -------------
Balance at December 31, 1997......  11,069    $111     $144,940        $  --           $   (55)        $5,656        $150,652
  Net increase in shareholder's
     equity resulting from
     operations...................      --      --           --           --             2,949             28           2,977
  Distributions...................      --      --           --           --            (2,767)            --          (2,767)
                                    ------    -----   ---------        -----           -------         ------        --------
Balance at March 31, 1998.........  11,069    $111     $144,940           --           $   127         $5,684        $150,862
                                    ======    ====     ========        =====           =======         ======        ========
Balance at December 31, 1998        11,081    $111     $145,245        $(300)          $  (116)        $7,783        $152,723
  Issuance of common stock under
     the 1997 Stock Option Plan...      20      --          280           --                --             --             280
  Issue of common stock under the
     Dividend Reinvestment Plan...      11      --          188           --                --             --             188
  Issuance of restricted
     stock........................      10      --          166           --                --             --             166
  Issuance of note receivable from
     sale of common
     stock........................      --      --           --         (280)               --             --            (280)
  Net increase in shareholders'
     equity resulting from
     operations...................      --      --           --           --             5,043          1,981           7,024
  Distributions...................      --      --           --           --            (4,555)            --          (4,555)
                                    ------    -----   ---------        -----           -------         ------        --------
Balance at March 31, 1999.........  11,122    $111     $145,879        $(580)          $   372         $9,764        $155,546
                                    ======    ====     ========        =====           =======         ======        ========

                            See accompanying notes.

                        AMERICAN CAPITAL STRATEGIES, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)
                      (In thousands, except per share data)

                                                                                              Three Months Ended
                                                                                                  March 31,
                                                                                             --------------------
                                                                                               1999        1998
                                                                                             --------    --------
Operating Activities
  Net increase in shareholders' equity resulting from operations..........................   $  7,024    $  2,977
  Adjustments to reconcile net increase in shareholders' equity resulting from operations to net cash provided by operating activities:
  Unrealized appreciation of investments..................................................     (1,981)        (28)
  Net realized gain on investments........................................................       (316)         --
  Net amortization of securities..........................................................         --        (845)
  Accretion of loan discounts.............................................................       (408)        (89)
  Amortization of deferred finance costs..................................................         25          --
  Amortization of goodwill................................................................         63          --
  Increase in interest receivable.........................................................       (469)       (402)
  Increase in accrued payment-in-kind dividend and interest...............................       (380)         --
  (Increase) decrease in due from unconsolidated subsidiary...............................     (1,040)        149
  Increase in other assets................................................................       (153)        (80)
  Increase in accounts payable and accrued liabilities....................................        788         116
  Loss (earnings) of unconsolidated operating subsidiary..................................        395        (101)
                                                                                             --------    --------
Net cash provided by operating activities.................................................      3,548       1,697

Investing Activities
  Proceeds from sale or maturity of investments...........................................     15,774      32,080
  Principal repayments....................................................................      6,860         303
  Purchase of investments.................................................................    (28,012)    (29,715)
  Purchase of securities..................................................................     (6,900)         --
                                                                                             --------    --------
Net cash (used in) provided by investing activities.......................................    (12,278)      2,668

Financing Activities
  Drawings on revolving credit facilities, net............................................     10,000          --
  Increase in deferred financing costs....................................................       (599)         --
  Issuance of common stock................................................................        188          --
  Distributions paid......................................................................     (5,777)     (2,767)
                                                                                             --------    --------
Net cash provided by (used in) financing activities.......................................      3,812      (2,767)
                                                                                             --------    --------
Net (decrease) increase in cash and cash equivalents......................................     (4,918)      1,598
Cash and cash equivalents at beginning of period..........................................      6,149       8,862
                                                                                             --------    --------
Cash and cash equivalents at end of period................................................   $  1,231    $ 10,460
                                                                                             ========    ========
Non-cash financing activities:
Note receivable issued in exchange for common stock.......................................   $    280    $     --
Net repayment of margin borrowings through sale of securities.............................     18,857          --

                            See accompanying notes.

                        AMERICAN CAPITAL STRATEGIES, LTD.
                              FINANCIAL HIGHLIGHTS
                                   (Unaudited)
                      (In thousands, except per share data)

                                                                                           Three Months Ended
                                                                                                 March 31,
                                                                                ----------------------------------------
                                                                                       1999                  1998
                                                                                ------------------    ------------------
Per Share Data(1)
Net asset value at beginning of the period...................................        $       13.80         $       13.61
Net operating income.........................................................                 0.43                  0.27
Increase in unrealized appreciation on investments...........................                 0.20                    --
                                                                                     -------------         -------------

Net increase in shareholders' equity from operations.........................        $        0.63         $        0.27
Distribution of net investment income........................................                 0.41                  0.25
                                                                                     -------------         -------------
Net asset value at end of period.............................................        $       14.02         $       13.63

Per share market value at beginning of period................................        $      17.250         $      18.125
Per share market value at end of period......................................        $      17.125         $      22.125
Total return(2)..............................................................                 1.65%                23.45%
Shares outstanding at end of period..........................................               11,122                11,069

Ratio/Supplemental Data
Net assets at end of period..................................................        $     155,546         $     150,862
Ratio of operating expenses to average net assets............................                 0.91%                 0.29%
Ratio of net operating income to average net assets..........................                 3.07%                 1.96%


------------------

(1)  Basic per share data.

(2) Amounts were not annualized for the results of the three month periods ended March 31, 1999 and 1998.

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                         NOTES TO FINANCIAL STATEMENTS
                     (In thousands, except per share data)

1. Unaudited Interim Financial Statements

     Interim financial statements of American Capital Strategies, Ltd. (the 'Company') are prepared in accordance with generally accepted accounting principles ('GAAP') for the interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods have been included. The current period's results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-K/A for the year ended December 31, 1998, as filed with the Securities and Exchange Commission.

    Use of Estimates in Preparation of Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

2. Organization

     American Capital Strategies, Ltd., a Delaware corporation (the 'Company'), was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an initial public offering ('IPO') of 10,382 shares of common stock ('Common Stock'), and became a non-diversified closed end investment company that has elected to be treated as a business development company ('BDC') under the Investment Company Act of 1940, as amended ('1940 Act'). On October 1, 1997, the Company began operations so as to qualify to be taxed as a regulated investment company ('RIC') as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the 'Code'). As contemplated by these transactions, the Company materially changed its business plan and format from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. The Company's investment objectives are to achieve current income from the collection of interest and dividends, as well as long-term growth in its shareholders' equity through appreciation in value of the Company's equity interests. The Company provides financial advisory services to businesses through ACS Capital Investments Corporation ('CIC'), a wholly-owned subsidiary. The Company is headquartered in Bethesda, Maryland, and has offices in New York, Boston, Pittsburgh, San Francisco, Chicago, and Dallas.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                     (In thousands, except per share data)

3. Investment in Unconsolidated Operating Subsidiary

     As discussed in Note 2, CIC is an operating subsidiary of the Company and is accounted for under the equity method effective October 1, 1997. The investment in CIC is carried at fair value as determined by the Board of Directors. Condensed financial information for CIC is as follows:


                                                             March 31, 1999    December 31, 1998
                                                             --------------    -----------------
Assets:
Investments in portfolio companies, at fair value.........      $  9,657            $10,837
Other assets, net.........................................         2,532              1,359
                                                                --------            -------
  Total assets............................................      $ 12,189            $12,196
                                                                ========            =======
Liabilities and Shareholder's Equity:
Deferred income taxes.....................................      $  2,678            $ 2,921
Due to parent.............................................         1,818                778
Other liabilities.........................................         1,702              2,111
Shareholder's equity......................................         5,991              6,386
                                                                --------            -------
  Total liabilities and shareholder's equity..............      $ 12,189            $12,196
                                                                ========            =======

                                                                                    Three Months Ended
                                                                                        March 31,
                                                                         ----------------------------------------
                                                                                1999                  1998
                                                                         ------------------    ------------------
Operating income......................................................        $  1,435              $  1,779
Operating expense.....................................................           2,044                 1,546
                                                                              --------              --------
Net operating loss....................................................            (609)                  233
Realized gains on investments.........................................             925                    --
Change in unrealized appreciation of investments......................            (954)                  (96)
Other income (expense)................................................             243                   (36)
                                                                              --------              --------
Net (loss) income.....................................................        $   (395)             $    101
                                                                              ========              ========

4. Notes Payable

     During March 1999, the Company borrowed $62,091 secured by government agency securities with a fair value of $68,991. The interest rate on the Note was 6.0% and the note was fully repaid on April 1, 1999.

     During November 1998, the Company entered into a credit agreement with two banks under which the Company has the ability to borrow up to $30 million. Interest on borrowings is accrued and paid monthly at the prime rate (7.75% at March 31, 1999). At March 31, 1999, the outstanding balance was $30 million, which is due in October, 2000. The credit facility is secured by certain investments of the Company.

     During February 1999, the Company borrowed $15 million from a corporation. Interest is accrued and paid monthly at 7.75%. The note was fully repaid on April 30, 1999.

     Due to the short term of the borrowings, the fair value of the notes payable approximates cost.

     As of March 31, 1999, the Company closed a maximum $100,000 debt funding facility. In connection with the closing, the Company established ACS Funding Trust I (the 'Trust'), an affiliated business trust and contributed or sold to the Trust approximately $157,000 in loans. Subject to certain conditions, the Company will remain servicer of the loans. Simultaneously with the initial contribution, the Trust entered into a loan agreement with First Union Capital Markets Corp., as deal agent, and certain other parties providing for loans in an amount up to 50% of the eligible loan balance subject to certain concentration limits. The

                       AMERICAN CAPITAL STRATEGIES, LTD.
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                     (In thousands, except per share data)

4. Notes Payable--(Continued)

term of the facility is two years and interest on borrowings will be charged at LIBOR plus 2.50%. The full amount of principal is payable over two years beginning at the end of the term and interest is payable monthly. The transfer of assets to the Trust and the related borrowings by the Trust will be treated as a financing arrangement by the Company under Statement of Financial Accounting Standards No. 125, 'Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.'

5. Earnings Per Share

     The following table sets forth the computation of basic and diluted earnings per share for the three months ended March 31, 1999 and the three months ended March 31, 1998.

                                                                                    Three Months Ended
                                                                                        March 31,
                                                                         ----------------------------------------
                                                                                1999                  1998
                                                                         ------------------    ------------------
Numerator for basic and diluted net increase in shareholders' equity
  resulting from operations...........................................        $  7,024              $  2,977
Denominator for basic-weighted average shares.........................          11,070                11,069
Employee stock options................................................             196                   307
Warrants..............................................................              13                   104
                                                                              --------              --------
Dilutive potential shares.............................................             209                   411
Denominator for diluted...............................................          11,279                11,480
                                                                              --------              --------
Basic earnings per share..............................................        $   0.63              $   0.27
Diluted earnings per share............................................        $   0.62              $   0.26
                                                                              ========              ========

6. Realized Gain on Investments

     During March, 1999, the Company sold its investment in Four S Baking Company. The Company's investment included senior debt, subordinated debt, preferred stock, common stock and common stock warrants. The Company received $7,163 in total proceeds from the sale and recognized a net realized gain of $316. The realized gain was comprised of a $331 realization of unamortized loan discounts on the subordinated debt and a net loss of $15 on the common stock and warrants. In addition, the Company earned prepayment fees of $87 from the early repayment of the senior and subordinated debt. In conjunction with the sale, no dealer, salesman or other person is authorized hereby to give any information or to make any representation not contained in this prospectus or any prospectus supplement and, if given or made, such information or representation must not be relied upon as having been authorized by the company or any underwriter or agent. This prospectus and any prospectus supplement does not constitute an offer to sell or a solicitation or any offer to buy any security other than the securities offered hereby, nor does it constitute an offer to sell or a solicitation of an offer to buy any securities offered hereby to any person in any jurisdiction in which it is unlawful to make such an offer or solicitation to such person. Neither the delivery of this prospectus or any prospectus supplement nor any sale made hereunder or thereunder shall under any circumstances imply that the information contained herein or therein is correct as of any date subsequent to their respective dates.

7. Subsequent Events

     On May 6, 1999 the Company received shareholder approval to increase the number of authorized shares of Common Stock from 20,000 to 70,000.

     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                       AMERICAN CAPITAL STRATEGIES, LTD.

                STATEMENT OF ADDITIONAL INFORMATION JULY 9, 1999

     This Statement of Additional Information ('SAI') is not a prospectus, and should be read in conjunction with the Prospectus dated July 9, 1999 relating to this offering (the 'Prospectus') and the accompanying prospectus supplement, if any. A copy of the Prospectus and the relevant accompanying prospectus supplement, if any, may be obtained by calling American Capital Strategies, Ltd. at (301) 951-6122 and asking for Shareholder Relations. Terms not defined herein have the same meaning as given to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                              Page in the        Location
                                                                               Statement        of Related
                                                                             of Additional    Disclosure in
                                                                              Information     the Prospectus
                                                                             -------------    --------------
General Information and History...........................................       SAI-2             1; 27
Investment Objective and Policies.........................................       SAI-2                18
Management................................................................       SAI-3                40
Control Persons and Principal Holders of Common Stock.....................       SAI-6                16
Investment Advisory Services..............................................       SAI-7                --
Safekeeping, Transfer and Dividend Paying Agent and Registrar.............       SAI-7                53
Financial Statements......................................................       SAI-7             5; 18
Brokerage Allocation and Other Practices..................................       SAI-7                --
Tax Status................................................................       SAI-7                --

                            ------------------------

                                     SAI-1

                        GENERAL INFORMATION AND HISTORY

     This SAI contains information with respect to American Capital Strategies, Ltd. (the 'Company'). The Company, a Delaware corporation, was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an initial public offering ('IPO') of 10,382,437 shares of its common stock ('Common Stock') and became a non-diversified, closed end investment company that has elected to be treated as a business development company ('BDC') under the Investment Company Act of 1940, as amended ('1940 Act'). On October 1, 1997, the Company began operations so as to qualify to be taxed as a regulated investment company ('RIC') as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the 'Code').

                       INVESTMENT OBJECTIVES AND POLICIES

     The Company's investment objectives are to achieve a high level of current income from the collection of interest and advisory fees, as well as long-term growth in its shareholders' equity through the appreciation in value of the Company's equity interests in the companies in which it invests. The Company will at all times seek to conduct its business so as to retain its status as a BDC and to qualify to be taxed as a RIC. The Company seeks to achieve its investment objectives by lending to and investing primarily in middle market companies in a variety of industries and in diverse geographic locations primarily in the United States. At March 31, 1999 the Company's investment portfolio totaled $182 million. A discussion of the selected financial data, supplementary financial information and management's discussion and analysis of financial condition and results of operations is included in the Prospectus. In addition to its core lending business, the Company also provides financial advisory services to businesses through ACS Capital Investments Corporation ('CIC'), a wholly-owned subsidiary. The Company is headquartered in Bethesda, Maryland, and has offices in New York, Boston, Pittsburgh, San Francisco, Chicago, and Dallas.

                                     SAI-2

                                   MANAGEMENT

Compensation of Executive Officers and Directors

     Under Commission rules applicable to BDCs, the Company is required to set forth certain information regarding the compensation of certain of its executive officers and directors.

     The following table sets forth certain details of the aggregate compensation paid to each of the three highest paid executive officers of the Company during 1998, as well as to each of the Company's executive officers who was also a director. For the aggregate compensation received by each non-employee director, see 'Director Compensation.'

                             Summary Compensation Table

                                                                                   Pension or
                                                                                   Retirement
                                                               Aggregate            Benefits           Securities
                                                             Compensation      Accrued As Part Of      Underlying
Name of Person, Position                                    From Company(1)    Company Expense(2)    Options/SARs(3)
------------------------                                    ---------------    ------------------    ---------------
Malon Wilkus, President, Chief Executive Officer and
  Chairman of the Board of Directors.....................      $363,853             $4,800               35,000

David Gladstone, Vice Chairman of the Board of
  Directors..............................................      $366,853             $4,800                   --

Adam Blumenthal, Executive Vice President, Secretary and
  Director...............................................      $412,710             $4,800               25,000

(1) The aggregate compensation from the Company for Messrs. Wilkus, Gladstone and Blumenthal includes salary in the amount of $150,000, $150,000 and $168,750 and bonus in the amount of $216,853, $216,853 and $243,960, respectively. The executive officers did not receive any awards of restricted stock or any payouts pursuant to a long-term incentive plan.

(2) Represents the value of the Company's Common Stock allocated in 1998 to the executive officer's account in the Company ESOP. The named executive officer's estimated annual benefits upon retirement are not determinable.

(3) On May 14, 1998, Messrs. Wilkus and Blumenthal were granted options to purchase 35,000 and 25,000 shares of Common Stock, respectively, at an exercise price of $23.50 per share that were due to expire on May 14, 2008. These options were cancelled on September 14, 1998 in connection with an option repricing pursuant to which Messrs. Wilkus and Blumenthal received options to purchase 35,000 and 25,000 shares of Common Stock, respectively, at an exercise price of $15.00 per share due to expire on September 14, 2008. On the date of the repricing, the closing price of the Company's Common Stock on the NASDAQ Stock Market was $14.56 per share.

Director Compensation

     During 1998, each non-employee director received an annual retainer fee of $10,000 and a fee of $1,000 for each meeting of the Board of Directors or each separate committee meeting attended. For 1999, each non-employee director will be paid an annual retainer of $10,000 and a fee of $1,000 for each meeting of the Board of Directors or each separate committee meeting attended. Directors are reimbursed for out-of-pocket expenses incurred in connection with Board and committee meetings. Directors who are employees of the

                                     SAI-3

Company do not receive additional compensation for service as a member of the Board of Directors. The following table sets forth the compensation received by each non-employee director during 1998:

            Name                                            1998 Compensation
            ----                                            -----------------
            Robert L. Allbritton.........................        $17,000
            Landon Butler(1).............................        $12,000
            Neil M. Hahl.................................        $25,000
            Philip R. Harper.............................        $24,000
            Stan Lundine.................................        $20,000
            Alvin N. Puryear(2)..........................        $ 5,334
            Stephen P. Walko.............................        $20,000

            ------------------
            (1) Resigned from the Board of Directors effective August 14, 1998.
            (2) Joined the Board of Directors effective September 15, 1998.

Long Term Incentive Plans

     The Company maintains three long term incentive plans in which executive officers and directors of the Company participate: (i) the ESOP in which all employees of the Company are eligible to participate after meeting minimum service requirements, (ii) the 1997 Stock Option Plan (the 'Employee Option Plan') in which all employees can participate and (iii) the 1997 Disinterested Director Stock Option Plan (the 'Director Option Plan') in which only non-employee directors can participate. The Company maintains no stock appreciation rights plan or defined benefit or actuarial plan.

     ESOP. The Company maintains the ESOP for the benefit of its employees and enables them to share in the growth of the Company. The ESOP is a combination money purchase and stock bonus plan, designed to be invested primarily in Common Stock of the Company and qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (the 'Code'). The ESOP provides that ESOP participants will receive allocations of Company stock at least equal to 3% of their annual compensation, up to certain statutory maximums. The Company has the ability to make additional contributions also subject to certain statutory maximums. Each ESOP participant vests in his or her ESOP account over a five-year period beginning on the date of first employment.

     Employee Option Plan. The Employee Option Plan was established for the purpose of attracting and retaining executive officers and other key employees. Non-employee Directors may not participate. Options for a maximum of 1,828,252 shares of Common Stock were subject to issuance under the Employee Option Plan. Of such amount, options for 1,617,778 shares of Common Stock are outstanding and options for 48,000 shares of Common Stock have been exercised. The Compensation Committee administers the Option Plan and may grant options for a maximum of 608,782 shares to any single participant. The Compensation Committee uses such criteria as it deems important to determine who will receive awards and the number of awarded options. The Compensation Committee has the authority to set the exercise price for options and to adjust the exercise price following the occurrence of events such as stock splits, dividends, distribution and recapitalizations. Options may be exercised during a period of no more than ten years following the date of grant. The Compensation Committee has the discretion to set the vesting period for options and to permit the acceleration of vesting under certain circumstances. Vesting is automatically accelerated upon the occurrence of specified change of control transactions.

     Director Option Plan. The Director Option Plan provides for the issuance of options to purchase an aggregate of 150,000 shares of Common Stock to participants. Of such amount, options for 15,000 shares of Common Stock have been granted to each of the six directors who are not employees of the Company.

     The Director Option Plan is currently administered by the Company's Executive Committee (which is currently composed of directors who are not eligible to participate in the Director Option Plan). Options may be exercised during a period of no more than ten years following the date of grant. Vesting of options will be automatically accelerated upon the occurrence of specified change of control transactions and certain other

                                     SAI-4
events including the death or disability of the director. Options to purchase a maximum of 25,000 shares may be issued to any single participant under the Director Option Plan.

                                                                                                          Potential
                                                                                                         Realizable
                                                      Percent of                                      Value at Assumed
                                     Number of       Total Options                                     Annual Rates of
                                    Securities        Granted to                                     Stock Appreciation
                                    Underlying         Employees       Exercise(1)                     for Option Term
                                      Options          in Fiscal         or Base       Expiration    -------------------
                                  Granted (#Shs.)        Year         Price ($/Sh.)     Date(2)       5%($)      10%($)
                                  ---------------    -------------    -------------    ----------    -------     -------
Malon Wilkus...................        35,000             5.1%            15.00         9/14/2008    330,170     836,715
Adam Blumenthal................        25,000             3.6%            15.00         9/14/2008    235,835     597,653
Roland Cline...................        15,000             2.2%            15.00         9/14/2008    141,501     358,592
John Erickson..................        25,000             3.6%            15.00         9/14/2008    235,835     597,653
Stephen L. Hester..............         5,000             0.7%            15.00         9/14/2008     47,167     119,531

------------------
(1) On September 14, 1998, the Company repriced each of the options previously awarded to the named executive officers thereby changing the exercise price of such options from $23.50 per share to $15.00 per share. On the date of the repricing, the closing trading price of the Company's Common Stock on the NASDAQ Stock Market was $14.56 per share.
(2) On September 14, 1998, the Company repriced each of the options previously awarded to the named executive officers thereby changing the expiration date of such options from May 14, 2008 to September 14, 2008.

                                     SAI-5

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF COMMON STOCK

     The following table sets forth, as of March 22, 1999 (unless otherwise indicated), the beneficial ownership of each current director, each nominee for director, each of the executive officers named in the Compensation Table (the 'Compensated Persons'), the executive officers and directors as a group and each stockholder known to management of the Company to own beneficially more than 5% of the outstanding shares of Common Stock of the Company. Unless otherwise indicated, the Company believes that the beneficial owner set forth in the table has sole voting and investment power.

                                                                             Amount and Nature
                                                                               of Beneficial
Name and Address of Beneficial Owner                                             Ownership        Percent of Class(1)
------------------------------------                                         -----------------    -------------------
Capital Research and Management Company(2)................................         695,000                 6.3%
     333 South Hope Street
     Los Angeles, California 90071


Directors and Executive Officers
--------------------------------
Malon Wilkus..............................................................         828,567(3)              7.4%
     3 Bethesda Metro Center
     Suite 860
     Bethesda, Maryland 20814
David Gladstone...........................................................         682,893(4)              6.1%
     3 Bethesda Metro Center
     Suite 860
     Bethesda, Maryland 20814
Adam Blumenthal...........................................................         349,686(5)              3.1%
Roland Cline..............................................................         218,601(6)              2.0%
John Erickson.............................................................          32,228(7)                *
Stephen L. Hester.........................................................          61,019(8)                *
Robert L. Allbritton......................................................           5,057                   *
Neil M. Hahl..............................................................           2,177                   *
Philip R. Harper..........................................................           3,265                   *
Stan Lundine..............................................................             400                   *
Alvin N. Puryear..........................................................           3,000                   *
Stephen P. Walko..........................................................           2,500                   *
Officers and directors as a group (12 persons)............................       2,189,393                19.6%

------------------
* Less than one percent.
(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock subject to options held by directors and executive officers of the Company that are exercisable within 60 days of March 22, 1999, are deemed outstanding for the purposes of computing such director's or executive officer's beneficial ownership.
(2) Capital Research and Management Company ('Capital'), a registered investment advisor, is deemed to have beneficial ownership of 695,000 shares of Common Stock believed to be outstanding as a result of acting as investment adviser to various investment companies. The information in this footnote was obtained from Schedule 13-G filed with the Securities and Exchange Commission by Capital for calendar year 1998.
(3) Includes 44,375 shares allocated to the account of Mr. Wilkus as a participant in the ESOP over which Mr. Wilkus has voting power under the terms of the Company ESOP and 117,428 shares issuable upon the exercise of options.
(4) Includes 2,246 shares allocated to the account of Mr. Gladstone as a participant in the Company's Employee Stock Ownership Plan ('ESOP') over which Mr. Gladstone has voting power under terms of the ESOP and 608,782 shares issuable upon the exercise of options.

                                     SAI-6

(5) Includes 36,898 shares allocated to the account of Mr. Blumenthal as a participant in the ESOP over which Mr. Blumenthal has voting power under terms of the ESOP and 312,788 shares issuable upon the exercise of options.
(6) Includes 37,569 shares allocated to the account of Mr. Cline as a participant in the ESOP over which Mr. Cline has voting power under terms of the ESOP and 181,032 shares issuable upon the exercise of options.
(7) Includes 228 shares allocated to the account of Mr. Erickson as a participant in the ESOP over which Mr. Erickson has voting power and 25,000 shares issuable upon the exercise of options, but does not include other shares owned by the ESOP for which Mr. Erickson is the Trustee.
(8) Includes 13,271 shares allocated to the account of Mr. Hester as a participant in the ESOP over which Mr. Hester has voting power and 7,748 shares issuable upon the exercise of options.

                          INVESTMENT ADVISORY SERVICES

     The Company is internally managed and therefore has not entered into any advisory agreement with, nor pays advisory fees to, an outside investment adviser.

         SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

     The Company's securities are held under a custodian agreement by LaSalle Bank, N.A. The address of the custodian is 135 South LaSalle Street, Chicago, IL 60603. The Company's assets are held under bank custodianship in compliance with the 1940 Act. State Street Bank and Trust Company will act as the Company's transfer and dividend paying agent and registrar. The principal business address of State Street Bank and Trust Company is c/o EquiServe, L.P., 150 Royall Street, mail stop 45-02-62, Canton, MA 02021.

                              FINANCIAL STATEMENTS

     The Company has included its financial statements at December 31, 1998 and 1997, and for the year ended December 31, 1998, the three months ended December 31, 1997, the nine months ended September 30, 1997, and the year ended December 31, 1996, and financial highlights for the year ended December 31, 1998 and the three months ended December 31, 1997 in the Prospectus and elsewhere in the Registration Statement.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Since the Company generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

                                   TAX STATUS

     The following discussion is a general summary of the material federal income tax considerations applicable to the Company and does not purport to be a complete description of the income tax considerations. The discussion is based upon the Code, Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change. Prospective investors should consult their own tax advisors with respect to tax considerations which pertain to their purchase of Securities. This summary does not discuss any aspects of foreign, state or local tax laws.

     The Company has operated since October 1, 1997 so as to qualify to be taxed as a 'regulated investment company' or 'RIC' within the meaning of Section 851 of the Code. If the Company qualifies as a RIC and annually distributes to its stockholders in a timely manner at least 90% of its 'investment company taxable income,' as defined in the Code, it will not be subject to federal income tax on the portion of its taxable income and capital gains distributed to stockholders. 'Investment company taxable income' generally means taxable income, including net short-term capital gains but excluding net long-term capital gains. In addition, the Company will be liable for a nondeductible federal excise tax of 4% on its undistributed income unless for each calendar year it distributes (including through 'deemed distributions') an amount equal to or greater than the sum of (i) 98% of its 'ordinary income' (generally, taxable income excluding net short-term and long-term capital gains), (ii) 98% of its 'capital gain net income' (including both net short-term and long-term capital gains) realized for the 12-month period ending October 31 of such

                                     SAI-7
calendar year, and (iii) any shortfall in distributing all ordinary income and capital gain net income for the prior calendar year. The Company generally will endeavor to make distributions and have deemed distributions such that it will not incur the federal excise tax on its earnings.

     The Company received a ruling from the IRS clarifying the tax consequences of its conversion to a RIC, especially with regard to the treatment of any unrealized gain inherent in its assets (approximately $6.3 million) upon its conversion to RIC status ('built-in gain'). Under the terms of the ruling and applicable law, if the company realizes or is treated as realizing any of the built-in gain before October 1, 2007, it generally will be liable for corporate level federal income tax on the gain, which could not be eliminated by dividend payments.

     In order to qualify as a RIC for federal income tax purposes, the Company must, among other things: (a) continue to qualify as a BDC under the 1940 Act,
(b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, or other income derived with respect to its business of investing in such stock or securities; and (c) diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of the Company's assets consists of cash, cash items, securities of other RICs, U.S. government securities, and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of the Company's assets (including those owned by CIC) are invested in the securities of one issuer (other than U.S. government securities or securities of other RICS) or of two or more issuers that are controlled (as determined under applicable Code rules) by the Company and are engaged in the same or similar or related trades or businesses.

     If the Company acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, the Company will be required to include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether the Company receives cash representing such income in the same taxable year and to make distributions accordingly.

     Although it does not presently expect to do so, the Company is authorized to borrow funds and to sell assets in order to satisfy distribution requirements and diversification requirements. However, under the 1940 Act, the Company is not permitted to make distributions to stockholders while the Company's debt obligations and other senior securities are outstanding unless certain 'asset coverage' tests are met. Moreover, the Company's ability to dispose of assets to meet its distribution requirements may be limited by other requirements relating to its status as a RIC, including the diversification requirements. If the Company disposes of assets in order to meet distribution requirements, the Company may make such dispositions at times which, from an investment standpoint, are not advantageous.

     If the Company fails to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in such year on all of its taxable income, regardless of whether the Company makes any distributions to its stockholders. In addition, in that case, all of the Company's distributions to its stockholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits).

     The Company's wholly-owned subsidiary, CIC, is an ordinary corporation that is subject to corporate level federal income tax. The Company also owns all of the equity interests issued by ACS Funding Trust I, a business trust that is disregarded as a separate entity for tax purposes.

                                     SAI-8

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